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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-08495

GARTMORE MUTUAL FUNDS
(Exact name of registrant as specified in charter)
1200 RIVER ROAD, Suite 1000, CONSHOHOCKEN PENNSYLVANIA 19428
(Address of principal executive offices)                     (Zip code)
ELIZABETH A. DAVIN, ESQ.
NATIONWIDE PLAZA
COLUMBUS, OHIO 43215
(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: 10/31/2004

Date of reporting period: 04/30/2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Semiannual Report
April 30, 2004	Sector Series
Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund
Gartmore Global Technology and Communications Fund
Gartmore Global Utilities Fund

Leadership Series
Gartmore Nationwide Leaders Fund
Gartmore U.S. Growth Leaders Fund
Gartmore Worldwide Leaders Fund

International Series
Gartmore Emerging Markets Fund
Gartmore International Growth Fund

Concept Series
Gartmore High Yield Bond Fund
Gartmore Millennium Growth Fund
Gartmore Value Opportunities Fund
Gartmore Micro Cap Equity Fund
Gartmore Long-Short Equity Plus Fund
Gartmore Convertible Fund
Gartmore Small Cap Growth Fund

THE GARTMORE PRESENCE

Gartmore, based in greater metropolitan Philadelphia, is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $88 billion1 in assets through its global investment platform of more than 185 professionals with expertise in investment management and an 800-person support staff. Gartmore provides core and specialty equity, fixed-income and alternative investments through its mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world. In addition to its U.S. headquarters, Gartmore has investment operations in the United Kingdom and Japan.

THE GARTMORE PROCESS

Gartmore offers a wide range of investment solutions built on sound risk-management processes designed to increase the probability of delivering enhanced risk-adjusted returns to our clients over the long term. Gartmore combines fundamental stock selection with the application of technology to both help control risk and add to returns. Insightful stock selection is a function of the efforts of talented managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

THE GARTMORE PROMISE

The interests of Gartmore’s shareholders always come first.

Additional information can be found at www.gartmorefunds.com.

*Gartmore’s Affiliated Advisers

The following 10 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”:

Gartmore Capital Management Ltd2
Gartmore Fund Managers Ltd2
Gartmore Global Partners2,3
Gartmore Investment Ltd2
Gartmore Japan Ltd2
Gartmore Morley Capital Management, Inc.3
Gartmore Mutual Fund Capital Trust3,4
Gartmore SA Capital Trust3,4
Gartmore Separate Accounts LLC3
NorthPointe Capital® LLC3

1.	As of March 31, 2004.
2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.
3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $39 billion as of March 31, 2004.
4.	Together, these advisers do business as Gartmore Global Investments, Inc.

This report is for the information of shareholders of Gartmore Funds. Investors should consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com.

Gartmore Global Investments is the investment adviser to Gartmore Funds. “Look Beyond.”, NorthPointe Capital and the Family of Funds Diagram are federally registered service marks of Gartmore Global Investments, Inc.

Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Look beyond with Gartmore Funds.

Taking diversification to
the next level

Contents

2	Message to Shareholders

3	Market Perspectives

Sector Series
6	Gartmore Global Financial Services Fund
9	Gartmore Global Health Sciences Fund
11	Gartmore Global Technology and Communications Fund
14	Gartmore Global Utilities Fund

Leadership Series
25	Gartmore Nationwide Leaders Fund
28	Gartmore U.S. Growth Leaders Fund
30	Gartmore Worldwide Leaders Fund

International Series
39	Gartmore Emerging Markets Fund
44	Gartmore International Growth Fund

Concept Series
53	Gartmore High Yield Bond Fund
60	Gartmore Millennium Growth Fund
64	Gartmore Value Opportunities Fund
69	Gartmore Micro Cap Equity Fund
72	Gartmore Long-Short Equity Plus Fund
79	Gartmore Convertible Fund
82	’Gartmore Small Cap Growth Fund

98	Notes to Financial Statements
CERTIFICATIONS OF PRINCIPAL CERTIFYING OFFICERS
CERTIFICATIONS SECTION 906 SARBANES-OXLEY ACT

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Message to Shareholders
April 30, 2004

Paul J. Hondros
CEO, Gartmore Group

Dear Fellow Shareholders,

When I last reported to you, the global recovery was picking up steam. Market conditions were improving, driven by low interest rates, low inflation rates, accelerating global economic growth and improving corporate earnings growth—all of which were reflected in the S&P 500 Index’s 28.69% cumulative return for 2003.

Six months later, the investment picture is fuzzier. Corporate earnings have remained strong but are now being measured against a backdrop of greater political and economic uncertainty. If the market were a corporation, one could make the case that its balance sheet would have appeal to both the optimist and the pessimist. Sustained corporate earnings, measured global economic growth, a prudent Fed monetary policy and benign tax policies would give comfort to those seeing a bright future. Inflation concerns, rising energy prices, increased budget deficits, potential interest-rate hikes, and the uncertainty of war and terrorism would provide grist for the bears.

Sound Stewardship

Our mission is to be good stewards of your trust and your capital. Our task is to make sense of market data and build portfolios of securities with the potential to deliver risk-adjusted returns on your investments consistent with the policies detailed in each fund’s prospectus.

Sound stewardship means that we always put your interests first. Our global client base is diverse, including individual investors, state pension funds, corporate defined benefit plans, university endowments, insurance companies, banks, and other fund companies. Our commitment: deliver, with integrity, high-quality products to all clients, large and small, equally.

Since our last shareholder report in October 2003, you may have read about professional market-timers and their activities in the mutual fund arena. Special timing and trading arrangements undermine the concept of financial stewardship. In 2001, we took the step of adding redemption fees to some of our funds in order to protect your capital. We are now implementing a 2% redemption fee, the maximum currently allowed by the Securities and Exchange Commission, across most of our equity, index and fixed-income funds. This fee is expressly designed to discourage short-term trading and reduce the overall costs associated with professional market-timers.

Performance Through People

Sustained and consistent investment results are achieved through a performance culture, engineered processes and, most important, talented and experienced investment professionals. In late 2003, we deepened our talent pool by recruiting several exceptional investment managers of small- and mid-cap equities, which serve as portfolio diversifiers due to their historical long-term outperformance of large-cap holdings.

Gil Knight joined Gartmore’s U.S. Equities team and is now managing the Gartmore Small Cap Growth Fund. He brings to Gartmore a long and distinguished track record in the management of equity funds. In addition, Gary Haubold, Bill Gerlach and Chuck Purcell joined Gartmore and are now overseeing the Gartmore Small Cap Fund. As a group, they bring to our shareholders more than 50 years of experience in the core- and value-style management of small- and mid-cap equities.

New Diversification Opportunities

One of Gartmore’s key objectives is to provide shareholders with a wide range of investment opportunities as a means of achieving portfolio diversification. China represents one of these investment and diversification opportunities. Gartmore has been investing in the region for more than 20 years. This year, we plan to broaden the portfolio diversification potential of our U.S. shareholders by offering a China mutual fund in the United States.

We also are working in partnership with noted consultant Ibbotson Associates on an active asset allocation fund series to help you enhance the diversification of your overall portfolio.

Our Commitment

As always, we appreciate the trust you have placed in us as one of your investment stewards. We will continue to make every effort to protect your interests and earn your sustained confidence by delivering long-term investment performance.

Paul J. Hondros
CEO, Gartmore Group

2   Semiannual Report 2004

Market Perspectives
April 30, 2004

Young Chin
Global Chief Investment Officer-Equities,
Gartmore Group

Commentary by Young Chin

Market Review

An abrupt change in market sentiment took place during the reporting period from November 1, 2003, through April 30, 2004. Early in November 2003 economic and market conditions were at their peak. Third-quarter 2003 economic growth figures came in surprisingly robust in the United States and China, with growth rates of 8.0% and 9.0%, respectively. China’s strong growth ignited a long-awaited recovery in Japan, the world’s second-largest economy, which had been stagnant for decades. Corporate earnings improved simultaneously around the world due to greater demand and favorable business conditions, buoyed by low inflation and interest rates. Global equity market returns were strong in November and December—with the S&P 500 Index gaining over 6.0% and the Morgan Stanley Capital International (MSCI) World Index gaining 7.9%.

The market’s positive returns in December 2003, however, disguised investors’ mounting concerns about slowing economic growth, weaker-than-expected holiday sales and the negative impact of Fed interest-rate hikes. An abrupt “flight to quality” began to firm up in December, and investors flocked to those stocks that generated consistent and stable earnings.

During the first quarter of 2004, the U.S. economy grew at an annualized rate of 4.4%, a slight rise from the 4.1% registered in 2003’s last quarter but a dramatic falloff from the 8.0% rate of the third quarter of 2003. The slowdown was primarily due to a decline in consumer spending. The abnormally high third-quarter 2003 consumer spending growth rate of an annualized 6.4% was driven by unusually low interest rates. This sparked record-level mortgage refinancing activity, which generated more disposable income for consumers.

In early 2004, investors began to fear that if interest rates rose, mortgage refinancing activity would diminish and consumer spending would drop. Other factors that concerned investors included weak job growth, rising commodity prices (especially oil), and China’s announcement that it was concerned about inflation and would take steps to slow its economic growth. Political concerns also surfaced, including terrorist bombings in Madrid, increased violence in Iraq, and an uncertain presidential election in the United States.

In spite of all this angst, during this reporting period, equities outperformed bonds, international stocks outperformed U.S. equities, and value stocks beat growth stocks.

Funds Review

The abrupt change in market sentiment and stock performance during the turbulent reporting period—which turned from aggressive to defensive—proved to be a challenge for investment managers. Many of Gartmore’s Fund managers, however, were nimble enough to top their benchmarks as well as their Lipper peer groups. For the semiannual period ended April 30, 2004:

The Gartmore Micro Cap Equity Fund* delivered a return of 18.73%**, well in excess of the 12.55% return of its benchmark index and the 8.28% return of its Lipper small-cap core peer group. The manager’s focus on companies that exhibit sustainable competitive advantages and consistent earnings throughout market cycles helped guide the Fund’s excellent performance.

Both the Gartmore Global Health Sciences Fund* and the Gartmore Global Utilities Fund* benefited from investors’ flight to safer asset classes such as health-care and utility stocks, as well as the Funds’ strong stock selection. The Funds returned 15.99%** and 13.89%**, respectively, versus their benchmarks, which returned 12.55% and 13.18%, and their Lipper peer groups with returns of 13.78% and 8.69%, respectively. The Gartmore Global Health Sciences Fund outperformed its benchmark primarily due to strong stock selection in three of the four major health-care industries. Our Gartmore Global Utilities Fund outperformed its benchmark primarily due to its overweight position in the utilities sector, in addition to the performance of holdings within that sector.

The Gartmore Global Financial Services Fund* returned 11.59%** (versus 7.92% for its benchmark and 4.89% for its peer group) primarily due to the strong performance of its insurance, banking and market-sensitive brokerage stocks. The Gartmore Emerging Markets Fund* returned 10.26%** (versus 9.38% for its benchmark and 9.89% for its peer group) due to sound stock selection, particularly in those Asian companies that were benefiting from China’s robust growth and in Russia, where oil-producing companies gained from the high price of oil throughout the period.

The Gartmore Small Cap Fund* returned 8.97%** (versus 6.54% for its benchmark and 8.28% for its peer group),

2004  Semiannual Report 3

Market Perspectives
Continued

based on its overweight in the energy sector and adept stock selection in the retail and financial sectors.

Our flagship core fund, the Gartmore Nationwide Fund*, struggled primarily due to being positioned for an economic recovery with an overweight in economically sensitive sectors during a time when the market favored defensive sectors. You should note that, on a long-term basis, the Fund has generated market-level performance or better, and it has met its goal of delivering long-term alpha (returns in excess of the benchmark adjusted for the amount of risk inherent in the portfolio).

Disciplined Investment Process

We believe that the best way to deal with difficult and volatile market conditions is to adhere to a disciplined investment process. Not every Fund will deliver a positive return during every reporting period. By following a disciplined process, however, we can increase the potential of delivering risk-adjusted returns to you over the long term (three to five years or more).

Our exhaustive process combines high-quality fundamental stock selection with the application of technology that allows us to both control risk and add to returns. Superior stock selection requires talented managers and analysts, as well as the application of technology to distill data and to facilitate the flow of information.

Gartmore’s portfolio managers are talented and experienced specialists in their respective asset categories. They also are savvy veterans at making investments in both up and down markets.

Our global industry analysts also bring you extensive experience, advanced degrees and professional designations. They use fundamental analysis to assess industry and individual company dynamics, which are communicated daily to the portfolio managers through proprietary computer models. Advanced technology is also used to screen for stock ideas, to monitor risk and to obtain the highest-quality data.

Deploying small, entrepreneurial teams permits nimble information-gathering that yields effective decision-making. Gartmore’s global resources enable timely information and data flow that promotes accountability and transparency for both our managers and analysts.

Looking Forward

We believe global markets will focus on economic and market fundamentals once some of the current uncertainties ease. The transfer of power in Iraq, a definitive move by the Federal Reserve on interest rates, and the emergence of a frontrunner in the U.S. presidential election should have a positive impact on investor sentiment.

In terms of the Federal Reserve’s intentions: we anticipate an increase of 50 basis points—in two 25-basis-point increments—before the U.S. presidential election, with the possibility of a third increase before election day. The market, however, seems to be anticipating a greater number of increases within a shorter time frame. We don’t agree with this position. We believe that once the first rate hike occurs, investors will see that the Fed is intent on a slow, methodical approach that is tied to maintaining steady growth.

Finally, if and when a presidential candidate becomes a frontrunner, the market should begin to focus on those investments that may gain under the frontrunner’s policies. In past presidential election years, the market has fallen from January until May prior to the election, after which it has posted solid gains in the six months leading to Election Day.

We see many positive factors in the global economy, including more balanced world economic growth and high-quality corporate profits that are being driven more by volume and price increases than by cost-cutting. These factors in particular should provide a buffer against economic shocks to any given region. Thus, we feel confident that the global recovery will be sustained.

*Please see important fund-specific disclosures on the back cover of this report.

**Performance is for Class A shares without sales charges and assumes that all distributions are reinvested. Standardized performance can be found in this report following the fund-specific commentaries.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
 Investing in mutual funds involves market risk, including possible loss of principal. Performance returns assume the reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain current performance information, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.gartmorefunds.com.

Investors should consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com.

4   Semiannual Report 2004

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

The Wilshire Micro-Cap® Index is an unmanaged, capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Total Market Index as of June 30 of each year; the Wilshire 5000 Total Market Index contains more than 6,500 stocks that trade and are based in the United States.

The Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

The Morgan Stanley Capital International (MSCI) World Utilities IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

The Morgan Stanley Capital International (MSCI) World Financials IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free IndexSM is an unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in emerging-country markets.

Index performance is provided for comparison purposes only; the indexes are unmanaged and no fees or expenses are reflected. Individuals cannot invest directly in an index.

The Gartmore Micro Cap Equity Fund was ranked 7 out of 541 Small Cap Core Funds, based on a total return of 18.73% for the six-month period ended April 30, 2004, according to Lipper.

The Gartmore Global Health Sciences Fund was ranked 51 out of 195 Health/Biotechnology Funds, based on a total return of 15.99% for the six-month period ended April 30, 2004, according to Lipper.

The Gartmore Global Utilities Fund was ranked 6 out of 85 Utility Funds, based on a total return of 13.89% for the six-month period ended April 30, 2004, according to Lipper.

The Gartmore Global Financial Services Fund was ranked 3 out of 110 Financial Services Funds, based on a total return of 11.59% for the six-month period ended April 30, 2004, according to Lipper.

The Gartmore Emerging Markets Fund was ranked 81 out of 181 Emerging Market Funds, based on a total return of 10.26% for the six-month period ended April 30, 2004, according to Lipper.

The Gartmore Small Cap Fund was ranked 237 out of 541 Small Cap Core Funds, based on a total return of 8.97% for the six-month period ended April 30, 2004, according to Lipper.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The opinions expressed herein are those of Gartmore Global Investments and may not actually come to pass. This information is current as of April 30, 2004, and is subject to change at any time, based on market and other conditions.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD.

Sector Series

Gartmore Global Financial Services Fund	Class A Shares symbol: GLFAX Class B Shares symbol: GLFBX Class C Shares symbol: GLFCX Class R Shares symbol: GLFRX Institutional Service Class symbol: GFISX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Global Financial Services Fund returned 11.59% versus 7.92% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials Index. For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds, was 4.89%.

We manage this Fund with a dual emphasis: macroeconomic and cyclical (or top-down) factors, as well as company-specific (or bottom-up) matters, such as growth prospects, valuation and market share. We rely heavily on Gartmore’s proprietary research team to guide our country allocation decisions and to discover individual companies that we expect will produce earnings that exceed the market’s expectations. In this manner, we can best add alpha— the risk-adjusted returns that are added to overall Fund returns by a manager’s stock and sector selection. During the semiannual period, for example, our research led us to harvest gains from several emerging-markets positions to redeploy into better opportunities in developed markets.

For the semiannual period, we positioned the Fund to benefit from the positive global conditions that existed within the financials sector. This positioning, combined with strong individual stock selection, contributed to the Fund’s handily outperforming its benchmark. Specifically, we decided to emphasize insurance stocks such as American International Group, Inc. Stock selection within the capital markets industry also added to the Fund’s return versus that of its benchmark. A select group of brokerage and asset management stocks, which were propelled by increasing activity amid a market pickup, drove returns within this area. As discussed earlier, the Fund’s global mandate also added to its returns. In fact, Bank Mandiri (Persero), Indonesia’s largest financial institution, was the largest single contributor to the Fund’s return.

We expect the global economic recovery to continue, but at a much slower pace. The Fund holds slight overweight positions in the United States and in the United Kingdom, since we believe that the recovery is firmly on track in those markets. In addition, we expect U.S. financial stocks to continue to benefit from lower charge-offs, increased merger activity, further restructurings and solid earnings. We also plan to continue actively seeking opportunities in emerging-market countries, because we believe that reasonable valuations, rising loan activity and improving fundamentals— a company’s basic operating measures— will prolong the momentum of financial-related stocks in those countries.

Portfolio Managers: Douglas Burtnick, CFA, and Stuart Quint, CFA

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	11.59%	38.75%	12.46%
	w/SC3	5.17%	30.76%	9.68%

Class B	w/o SC2	11.08%	37.61%	11.61%
	w/SC4	6.08%	32.61%	10.51%

Class C	w/o SC2	11.08%	37.61%	11.61%
	w/SC5	10.08%	36.61%	11.61%

Class R [6,7]		11.25%	37.82%	11.69%

Institutional Service Class[7]		11.69%	39.02%	12.74%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Global Financial Services Fund

Common Stocks (92.5%)

	Shares or
	Principal Amount	Value

AUSTRALIA (0.9%)
Banking (0.9%)
Australia & New Zealand Banking Group Ltd.	4,320	$57,937

BELGIUM (1.5%)
Financial Services (1.5%)
Fortis	4,180	91,096

FRANCE (2.2%)
Banking (2.2%)
BNP Paribas SA	2,230	133,928

GERMANY (3.0%)
Property Holding Company (3.0%)
Hypo Real Estate Holding AG (b)	6,740	183,406

HONG KONG (2.3%)
Property Holding Company (2.3%)
Hang Lung Group Ltd.	100,540	139,857

IRELAND (2.1%)
Banking (2.1%)
Bank of Ireland	10,350	125,435

ITALY (1.1%)
Banking (1.1%)
UniCredito Italiano SPA	14,570	67,942

JAPAN (6.8%)
Banking (1.4%)
Mizuho Financial Group, Inc.	14	66,222
Suruga Bank Ltd.	3,000	22,265

		88,487

Financial Services (4.5%)
Mitsubishi Tokyo Financial Group, Inc.	11	97,883
Nomura Holdings, Inc.	3,000	48,716
ORIX Corp.	600	63,613
Sumitomo Mitsui Financial Group, Inc.	8	60,459

		270,671

Insurance (0.5%)
Millea Holdings, Inc.	2	28,454

Property Holding Company (0.4%)
Daito Trust Construction Co.	800	27,113

		414,725

SPAIN (1.9%)
Banking (1.9%)
Banco Popular Espanol SA	880	48,557
Banco Santander Central Hispano SA	6,200	66,593

		115,150

SWEDEN (0.9%)
Banking (0.9%)
Skandinaviska Enskilda Banken AB	3,790	55,068

SWITZERLAND (3.6%)
Banking (2.6%)
UBS AG	2,190	155,645

Insurance (1.0%)
Zurich Financial Services AG	400	63,242

		218,887

TAIWAN (0.9%)
Financial Services (0.9%)
Fubon Financial Holding Co. Ltd. GDR	5,250	53,813

UNITED KINGDOM (13.9%)
Banking (12.3%)
Barclays PLC	12,990	117,137
HBOS PLC	13,390	173,459
HSBC Holdings PLC	8,250	118,212
Lloyds TSB Group PLC	14,370	107,411
Royal Bank of Scotland Group PLC	7,880	236,579

		752,798

Insurance (1.6%)
Royal & Sun Alliance Insurance Group PLC	68,470	97,441

		850,239

UNITED STATES (51.4%)
Banking (14.5%)
Bank Of America Corp.	2,580	207,690
New York Community Bancorp, Inc.	590	14,791
Silicon Valley Bancshares (b)	530	18,211
South Financial Group, Inc. (The)	1,750	48,475
SouthTrust Corp.	1,850	57,498
U.S. Bancorp	4,360	111,790
Wachovia Corp.	3,430	156,923
Wells Fargo & Co.	3,200	180,672
Zions Bancorporation	1,600	90,432

		886,482

2004 Semiannual Report 7

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Global Financial Services Fund (Continued)

Sector Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Financial Services (24.6%)
Ambac Financial Group, Inc.	680	$46,920
American Capital Strategies Ltd.	1,440	37,800
American Express Co.	1,370	67,062
Ameritrade Holding Corp. (b)	3,900	47,736
Capital One Financial Corp.	1,110	72,738
CapitalSource, Inc. (b)	1,110	23,377
CIT Group, Inc.	2,940	101,048
Citigroup, Inc.	5,820	279,884
Countrywide Financial Corp.	1,610	95,473
Fannie Mae	1,650	113,388
Freddie Mac	1,060	61,904
Goldman Sachs Group, Inc.	750	72,375
Intersections, Inc. (b)	500	12,350
Investors Financial Services Corp.	750	29,153
J.P. Morgan Chase & Co.	3,030	113,928
Legg Mason, Inc.	590	54,315
Lehman Brothers Holding, Inc.	800	58,720
MBNA Corp.	3,110	75,822
Merrill Lynch & Co., Inc.	1,100	59,653
SLM Corp.	1,450	55,550
Washington Mutual, Inc.	760	29,936
		1,509,132

Insurance (12.3%) 1,180 49,831
AFLAC, Inc.	3,010	138,159
Allstate Corp.	4,096	293,478
American International Group, Inc.	1,710	58,995
Metlife, Inc.	860	49,278
PartnerRe Ltd.	1,180	62,174
RenaissanceRE Holdings Ltd.	830	43,193
Torchmark Corp.	3,930	59,540
U.S.I. Holdings Corp. (b)
		754,648
		3,150,262
		5,657,745
Total Common Stocks

CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $247,464 (Fully collateralized by AA Corporate Bonds, Treasury Notes & U.S. Agency Securities)	$247,445	247,445
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $176,798 (Fully collateralized by AA Corporate Bonds)	176,784	176,784
		424,229
Total Repurchase Agreements
		6,081,974
Total Investments (Cost $5,867,440) (a) — 99.4%
		34,700
Other assets in excess of liabilities — 0.6%
		$ 6,116,674
NET ASSETS — 100.0%

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

GDR      Global Depositary Receipt

See notes to financial statements.

8 Semiannual Report 2004

Sector Series

Gartmore Global Health Sciences Fund	Class A Shares symbol: GLSAX Class B Shares symbol: GLSBX Class C Shares symbol: GMSCX Class R Shares symbol: GGHRX Institutional Service Class symbol: GLSIX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Global Health Sciences Fund returned 15.99% versus 12.55% for its benchmark, the Goldman Sachs Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/ Biotechnology Funds was 13.78%.

The Fund attempts to hold the best collection of health-care stocks in the portfolio each day; namely, stocks that we believe are experiencing positive and sustainable fundamental changes. We rely on our proprietary research as well as our network of health-care industry contacts to generate new stock ideas or uncover potentially valuable new trends. We also attempt to purchase these stocks in a timely manner in order to maximize each stock’s potential price appreciation. Because the Fund specializes in one sector, we pay special attention to company risks, immediately selling a stock when our reasons for purchasing it no longer are valid. Our review process is an important element in attempting to add alpha, the risk-adjusted returns that are added to overall Fund returns by a manager’s stock and sector selection.

For the semiannual period, the Fund outperformed the benchmark primarily due to stock selection in three of the four major health-care industries. Pharmaceutical companies, for example, have been grappling with some fundamental issues (such as increased competition from generic drugs and a lack of new blockbuster drugs in development) virtually since the Fund’s inception. In December 2000, despite these issues, we increased the Fund’s position in this area nearly in line with that of the Index because we found a number of attractive opportunities within this industry. For example, the Fund’s holdings in Elan Corp., plc, a neuroscience-based biotechnology company, rose more than 100% for the semiannual period, which contributed 2.29% to the Fund’s return, yet this stock was not part of the Index. Toward the end of the period, we once again reduced the Fund’s pharmaceuticals holdings.

The health-care providers and services industry also added to the Fund’s return. This industry, which includes nursing homes, long-term care facilities and hospitals, benefited from strong reimbursement rates as well as investors’ expectations for improving business conditions. Although the Fund held a lower weight in this area than did the Fund’s benchmark, our stock selections (such as Kindred Healthcare, Inc. and Inveresk Research Group, Inc.) fared far better than most of those in the Index.

In light of recent market volatility, we have reduced the Fund’s position slightly in the biotechnology industry; this position now is underweight in comparison to that of the benchmark. We also have maintained our underweight position in pharmaceuticals stocks, because recently we have not found as many attractive opportunities as we did earlier in the semiannual period. We have increased the Fund’s holdings in health-care providers and services stocks, however, because as the jobs picture and the broader economy improve, we expect these stocks to benefit.

Portfolio Manager: Paul Cluskey

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	15.99%	35.90%	5.32%
	w/SC3	9.37%	28.13%	3.47%

Class B	w/o SC2	15.56%	35.02%	4.62%
	w/SC4	10.56%	30.02%	3.80%

Class C5	w/o SC2	15.55%	34.99%	4.64%
	w/SC6	14.55%	33.99%	4.64%

Class R [7,8]		15.77%	35.27%	4.67%

Institutional Service Class[8]		16.06%	36.11%	5.61%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on December 29, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (9/23/02) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged index representative of the stocks in the healthcare sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 9

Sector Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Global Health Sciences Fund

Common Stocks (91.2%)

	Shares	Value

Diagnostic Equipment (1.1%)
Cytyc Corp. (b)	5,520	$118,128
Immunicon Corp. (b)	3,770	28,275

		146,403

Drugs (36.7%)
Abbott Laboratories	8,950	393,979
Adolor Corp. (b)	3,890	62,512
Alkermes, Inc. (b)	10,550	161,732
Allergan, Inc.	1,500	132,075
Amgen, Inc. (b)	7,470	420,337
Andrx Corp. (b)	2,500	57,200
Elan Corp. PLC ADR — IE (b)	17,160	370,656
Eli Lilly & Co.	5,460	403,003
Forest Laboratories, Inc. (b)	1,700	109,616
Merck & Co., Inc.	13,140	617,580
Novartis AG ADR — CH	4,860	217,728
Pfizer, Inc.	28,244	1,010,005
Schering-Plough Corp.	17,290	289,262
Sepracor, Inc. (b)	2,590	123,828
Wyeth	9,675	368,327

		4,737,840

Hospitals (2.7%)
Community Health Systems, Inc. (b)	5,300	136,687
LifePoint Hospitals, Inc. (b)	5,850	209,196

		345,883

Medical — Biomedical/ Genetic (10.4%)
Biogen Idec, Inc. (b)	4,530	267,270
Charles River Laboratories International, Inc. (b)	2,790	128,340
Genentech, Inc. (b)	4,430	544,004
MedImmune, Inc. (b)	3,200	77,568
Millipore Corp. (b)	1,550	81,267
Nektar Therapeutics (b)	4,480	90,720
Protein Design Labs, Inc. (b)	6,140	150,307

		1,339,476

Medical — HMO (6.0%)
Anthem, Inc. (b)	1,260	111,611
PacifiCare Health Systems, Inc. (b)	3,710	132,670
UnitedHealth Group, Inc.	6,240	383,634
WellPoint Health Networks, Inc. (b)	1,240	138,496

		766,411

Medical Instruments (11.0%)
Beckman Coulter, Inc.	2,650	147,976
Bruker BioSciences Corp. (b)	10,140	52,627
Fisher Scientific International, Inc. (b)	3,490	204,340
Guidant Corp.	2,260	142,403
Medtronic, Inc.	10,110	510,150
Thermo Electron Corp. (b)	12,160	355,071

		1,412,567

Medical Labs & Testing Services (3.9%)
Inveresk Research Group, Inc. (b)	8,500	240,890
Quest Diagnostics, Inc.	3,100	261,485

		502,375

Medical Products (6.9%)
Bard (C.R.), Inc.	2,000	212,540
Baxter International, Inc.	3,650	115,523
Biomet, Inc.	3,060	120,870
INAMED Corp. (b)	2,470	145,335
Stryker Corp.	2,930	289,864

		884,132

Medical Products & Services (8.5%)
Cardinal Health, Inc.	3,730	273,222
Caremark Rx, Inc. (b)	5,470	185,160
Cutera, Inc. (b)	4,730	68,585
Kinetic Concept, Inc. (b)	1,549	74,972
Magellan Health Services, Inc. (b)	3,880	124,664
Medco Health Solutions, Inc. (b)	3,400	120,360
Noven Pharmaceuticals, Inc. (b)	6,210	121,964
Zimmer Holdings, Inc. (b)	1,590	126,962

		1,095,889

Therapeutics (2.9%)
Abgenix, Inc. (b)	3,810	61,989
Dendreon Corp. (b)	9,410	122,329
Medarex, Inc. (b)	6,350	60,516
Nabi Biopharmaceuticals (b)	7,480	122,298

		367,132

Veterinary Diagnostics (1.1%)
VCA Antech, Inc. (b)	3,570	145,977

Total Common Stocks		11,744,085

Mutual Fund (4.1%)
NASDAQ Biotech Index Fund — Institutional Shares (b)	6,830	531,101

Total Mutual Fund		531,101

Total Investments (Cost $11,655,048) (a) — 95.3%		12,275,186
Other assets in excess of liabilities — 4.7%		605,728

NET ASSETS — 100.0%		$12,880,914

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

CH       Switzerland

IE       Ireland

See notes to financial statements.

10 Semiannual Report 2004

Sector Series

Gartmore Global Technology and Communications Fund	Class A Shares symbol: GAGTX Class B Shares symbol: GBGTX Class C Shares symbol: GCGTX Class R Shares symbol: GGTRX Institutional Service Class symbol: GIGTX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Global Technology and Communications Fund returned -8.29% versus 0.58% for its benchmark, the Morgan Stanley High-Tech 35 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Science & Technology Funds was -4.43.

We positioned the Fund’s portfolio to benefit from an improving economy, which is now taking place. We held overweight positions in semiconductors and semiconductor equipment, as well as Internet software and services, since these areas tend to benefit during optimistic market environments. This positioning added nicely to Fund performance early in the semiannual period, when the information technology sector rode a wave of optimism driven by strong earnings.

Investors became more hesitant toward U.S. equity markets early in 2004, however, as high oil prices and the threat of rising interest rates prompted questions regarding the strength of the recovery. Stock returns moderated and investors tended to shy away from the more volatile areas of the marketplace, including the information technology sector. This rotation, combined with the Fund’s more aggressive positioning, contributed to its underperformance versus the benchmark. During the semiannual period, we reduced slightly the Fund’s overweight position in semiconductors stocks, which fell later in the period. Fund performance was most negatively affected during April 2004, when investors turned most risk-averse.

Our investment process employs a combination of macroeconomic and cyclical (or top-down) factors, as well as company-specific (or bottom-up) matters. The broader elements of our process include taking into account macroeconomic factors, such as the economy’s place within the business cycle, and seeking to identify or anticipate where the “next big thing” in technology may emerge. At the stock-specific level, we seek to identify which firms will be able to produce positive earnings surprises— and boost Fund returns— for the next quarter.

Despite the recent rough patch for investors in the information technology sector, we believe that these stocks will continue to recover throughout 2004. We believe that the bulk of the sector’s growth will come from capital spending by companies. In line with this view, we will maintain the Fund’s emphases on subsectors that benefit most from corporate spending, including semiconductors and semiconductor equipment, as well as communications equipment. In the short term, we are prepared to slightly increase the Fund’s exposure to consumer-oriented companies as the summer months approach. Consumers generally tend to be slightly more active during the summer, and companies simultaneously generally reduce their spending on a temporary basis.

Portfolio Managers: Aaron Harris and Chip Zhu

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	-8.29%	29.67%	-22.19%
	w/SC3	-13.66%	22.07%	-23.39%

Class B	w/o SC2	-8.75%	28.84%	-22.77%
	w/SC4	-13.32%	23.84%	-23.33%

Class C5	w/o SC2	-8.71%	28.62%	-22.65%
	w/SC6	-9.62%	27.62%	-22.65%

Class R [7,8]		-8.75%	28.84%	-22.77%

Institutional Service Class[8]		-8.42%	29.60%	-21.91%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Technology and Communications Fund, Morgan Stanley High-Tech 35 Index (Morgan Stanley High-Tech)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morgan Stanley High-Tech is an equal dollar-weighted index of 35 stocks in nine different technology subsectors.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 11

Sector Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Global Technology and Communications Fund

Common Stocks (88.7%)

	Shares or
	Principal Amount	Value

JAPAN (0.7%)
Telecom Services (0.7%)
Nippon Telegraph and Telephone Corp. ADR	2,600	$67,522

KOREA (2.9%)
Semiconductors (2.9%)
Samsung Electronics Co. Ltd. GDR	1,200	282,300

SWEDEN (5.2%)
Telecom Equipment (5.2%)
Telefonaktiebolaget LM Ericsson ADR (b)	18,700	498,729

TAIWAN (1.4%)
Electronic Components-Semiconductors (1.4%)
AU Optronics Corp. ADR	6,100	131,028

UNITED STATES (78.5%)
Computer Hardware (4.0%)
Gateway, Inc. (b)	38,400	185,088
Lexmark International, Inc. (b)	2,200	199,012

		384,100

Computer Services (13.2%)
eBay, Inc. (b)	8,300	662,506
First Data Corp.	2,400	108,936
Intelligroup, Inc. (b)	6,900	41,676
Yahoo, Inc. (b)	6,700	338,082
Zoran Corp. (b)	7,200	119,016

		1,270,216

Computer Software (18.7%)
Akamai Technologies, Inc. (b)	7,700	91,014
Borland Software Corp. (b)	8,300	68,475
Citadel Security Software, Inc. (b)	14,200	60,776
Compuware Corp. (b)	22,200	169,830
Hyperion Solutions Corp. (b)	4,700	180,386
Interwoven Software, Inc. (b)	15,400	129,206
Kana Software, Inc. (b)	29,900	74,750
Microsoft Corp.	8,200	212,954
Neoware Systems, Inc. (b)	19,200	171,264
NetIQ Corp. (b)	7,200	92,592
Oracle Corp. (b)	22,100	247,962
Tibco Software, Inc. (b)	17,600	132,000
WatchGuard Technologies, Inc. (b)	25,300	176,088

		1,807,297

E — Commerce (6.6%)
Accenture Ltd. (b)	9,500	225,815
Amazon.com, Inc. (b)	2,200	95,612
Answerthink, Inc. (b)	7,300	52,925
InterActiveCorp, Inc. (b)	8,200	261,334

		635,686

Electronic Components-Semiconductors (7.2%)
Agere Systems, Inc., Class A (b)	27,600	62,376
Analog Devices, Inc.	1,100	46,860
Flextronics International Ltd. (b)	13,000	209,300
Intel Corp.	5,700	146,661
Integrated Silicon Solution, Inc. (b)	6,600	90,618
Sigmatel, Inc. (b)	5,500	134,475

		690,290

Networking (3.7%)
Cisco Systems, Inc. (b)	9,000	187,830
Juniper Networks, Inc. (b)	4,100	89,708
Navarre Corp. (b)	8,800	79,376

		356,914

Semiconductors (9.1%)
Agilent Technologies, Inc. (b)	3,600	97,236
Atmel Corp. (b)	22,800	133,152
Broadcom Corp., Class A (b)	6,500	245,440
Fairchild Semiconductor Corp., Class A (b)	5,000	97,350
National Semiconductor Corp. (b)	3,500	142,765
Photon Dynamics, Inc. (b)	5,200	161,200

		877,143

Telecom Equipment (1.4%)
Comverse Technology, Inc. (b)	5,300	86,708
Sirenza Microdevices, Inc. (b)	10,900	45,562

		132,270

Telecom Services (2.6%)
Qwest Communications International, Inc. (b)	38,800	155,976
Sirius Satellite Radio, Inc. (b)	27,300	90,090

		246,066

Wireless Equipment (12.0%)
American Tower Corp., Class A (b)	15,800	196,710
Motorola, Inc.	20,400	372,300
Powerwave Technologies, Inc. (b)	14,000	94,780
QUALCOMM, Inc.	7,900	493,434

		1,157,224

		7,557,206

Total Common Stocks		8,536,785

12 Semiannual Report 2004

Repurchase Agreements (3.4%)

	Shares or
	Principal Amount	Value

E — Commerce (continued)
CS First Boston, 0.94% dated 04/30/04, due 05/03/04, repurchase price $193,361 (Fully collateralized by AA Corporate Bonds, Treasury Notes & U.S. Agency Securities)	$193,346	$193,346

Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $138,145 (Fully collateralized by AA Corporate Bonds)	138,134	138,134

Total Repurchase Agreements		331,480

Total Investments (Cost $9,363,534) (a) — 92.1%		8,868,265
Other assets in excess of liabilities — 7.9%		765,856

NET ASSETS — 100.0%		$9,634,121

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

GDR      Global Depositary Receipt

See notes to financial statements.

2004 Semiannual Report 13

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Global Technology and Communications Fund (Continued)

Sector Series

Gartmore Global Utilities Fund	Class A Shares symbol: GGUAX Class B Shares symbol: GGUBX Class C Shares symbol: GGUCX Class R Shares symbol: GLURX Institutional Service Class symbol: GUISX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Global Utilities Fund returned 13.89% versus 13.18% for its benchmark, which is 60% Morgan Stanley Capital International (MSCI) World Telecommunications Services IndexSM and 40% MSCI World Utilities Index. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds was 8.69%.

For the semiannual period, the Fund outperformed its benchmark primarily due to its overweight position in the utilities sector. Concerns about terrorism and a slowdown in global economic growth prompted investors to favor utility stocks due to their more defensive characteristics. Stock selection within the sector also helped Fund performance.

TXU Corp. was a large contributor to Fund returns for the semiannual period. In 2002, the company was hit by its large exposure to the oversupplied Texas electricity market. TXU, however, has spent the past 18 months cutting costs and rationalizing its portfolio of generating assets. The Fund bought the stock last year in anticipation of this turnaround, which should continue as a new, highly-regarded CEO was appointed at TXU in the first quarter of 2004.

For the semiannual period, the Fund also benefited from positive returns in the telecommunications sector. Increased merger and acquisition activity boosted some stocks held in the Fund during the period. SBC Communications Inc. and BellSouth Corp. bought AT&T Wireless after a protracted bidding war. In Europe, mmO2 plc received an unsolicited bid from Royal KPN N.V. One of the Fund’s biggest holdings, Portugal Telecom (SGPS, S.A.), gained more than 30% following its report of better-than-expected profits, which contributed 0.46% to the Fund’s return. The company is unique in that it has the number-one position in Portugal’s wireless, wireline and cable industries, which insulates it somewhat from the intense competition seen elsewhere in Europe.

For the semiannual period, the Fund’s large holding in the Mexican wireless communications company América Móvil (S.A. de C.V.)— the leading wireless provider in many of the fastest-growing markets of South America, contributed to Fund returns during the semiannual period. The company’s stock traded at a significant discount to its peer group. The position in América Móvil, which has recently been sold following a period of strong performance, was part of the Fund’s strategy to overweight the wireless sector relative to the fixed-line industry. The traditional telecom incumbents, such as AT&T, are losing customers and business as the wireless companies add an increasing number of subscribers. There is little that the wireline players can do to overcome such competition.

Looking ahead for the Fund, we continue to favor utility stocks more than those in the telecom sector. Utility stocks tend to have a more favorable regulatory environment, less competition, higher dividend yields and faster growth due to rising energy prices. In particular, the Fund is overweight in European utilities because new emission regulations being introduced, as part of the Kyoto Accord, should help to support energy prices in the region. Within the telecom sector, the Fund is overweight in wireless due to the ongoing migration of wireline customers to mobile phones.

Portfolio Manager: Ben Walker

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	13.89%	23.08%	-1.86%
	w/SC3	7.28%	15.97%	-4.28%

Class B	w/o SC2	13.50%	22.12%	-2.58%
	w/SC4	8.50%	17.12%	-3.81%

Class C	w/o SC2	13.50%	22.12%	-2.58%
	w/SC5	12.50%	21.12%	-2.58%

Class R [6,7]		13.75%	22.38%	-2.49%

Institutional Service Class[7]		13.98%	23.41%	-1.61%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Telecom is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices.

(b)	The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.

(c)	The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

14 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Global Utilities Fund

Common Stocks (93.6%)

	Shares or
	Principal Amount	Value

AUSTRIA (3.5%)
Oil & Gas Utility (2.4%)
OMV AG	385	$70,382

Telephone Communications (1.1%)
Telekom Austria AG	2,190	32,159

		102,541

GERMANY (6.5%)
Gas & Electric Utility (6.5%)
E. ON AG	1,834	121,578
Rwe AG	1,586	68,919

		190,497

HONG KONG (1.1%)
Electric Utility (1.1%)
CLP Holdings Ltd.	6,000	31,924

ITALY (9.1%)
Electric Utility (2.1%)
Enel SpA	7,673	61,167

Gas Utility (2.0%)
Snam Rete Gas SpA	13,070	57,970

Telecommunications (5.0%)
Telecom Italia RNC SpA (b)	19,790	46,142
Telecom Italia SpA (b)	31,158	99,913

		146,055

		265,192

JAPAN (9.6%)
Electric Utility (6.2%)
Chubu Electric Power Co., Inc.	2,600	54,189
Kansai Electric Power Co., Inc.	1,300	22,748
Kyushu Electric Power Co., Inc.	2,000	34,434
Tohoku Electric Power, Inc.	1,000	16,066
Tokyo Electric Power Co., Inc.	2,500	53,577

		181,014

Gas Utility (0.5%)
Tokyo Gas Co. Ltd.	4,000	14,825

Oil & Gas Utility (0.6%)
Osaka Gas Co. Ltd.	6,000	16,637

Telecommunications (2.3%)
Nippon Telegraph & Telephone Corp.	13	68,325

		280,801

PORTUGAL (1.6%)
Electric Utility (1.0%)
Electricidade de Portugal SA	10,010	27,359

Telecommunications (0.6%)
Portugal Telecom SA	1,680	18,226

		45,585

SINGAPORE (1.5%)
Telecommunications (1.5%)
Singapore Telecommunications Ltd.	31,000	42,634

SPAIN (11.1%)
Electric Utility (3.1%)
Endesa SA	550	10,081
Iberdrola SA	4,101	80,869

		90,950

Gas Utility (0.4%)
Gas Natural SDG SA	485	11,901

Oil & Gas Utility (2.4%)
Repsol YPF SA	3,290	69,294

Telecommunications (5.1%)
Telefonica SA	9,998	148,736

Television (0.1%)
Antena 3 Television SA (b)	35	1,779

		322,660

UNITED KINGDOM (23.1%)
Electric Utility (3.1%)
National Grid Group PLC	9,580	72,669
Scottish & Southern Energy PLC	1,450	17,550

		90,219

Gas Utility (1.0%)
Centrica PLC	7,226	27,999

Telecommunications (13.3%)
mmO2 PLC (b)	7,855	13,930
Vodafone Group PLC	154,476	375,298

		389,228

Water Utility (5.7%)
AWG PLC (b)	4,604	47,354
Severn Trent PLC	3,080	42,767
United Utilities PLC	5,305	50,660
United Utilities PLC, Class A	4,175	25,321

		166,102

		673,548

2004 Semiannual Report 15

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Global Utilities Fund (Continued)

Sector Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (26.5%)
Electric Utility (7.5%)
American Electric Power Co., Inc.	735	$22,373
Constellation Energy Group, Inc.	250	9,620
Dominion Resources, Inc.	1,429	91,183
Edison International	2,415	56,511
FirstEnergy Corp.	915	35,777

		215,464

Gas & Electric Utility (7.0%)
Exelon Corp.	589	39,428
Questar Corp.	790	28,021
Sempra Energy	2,125	67,469
TXU Corp.	2,035	69,475

		204,393

Oil & Gas Utility (5.7%)
ConocoPhillips	775	55,258
Sunoco, Inc.	925	58,183
Valero Energy Corp.	840	53,558

		166,999

Telecommunications (6.3%)
BellSouth Corp.	440	11,356
SBC Communications, Inc.	558	13,894
Sprint Corp (FON Group)	4,295	76,838
Verizon Communications, Inc.	2,140	80,763

		182,851

		769,707

Total Common Stocks		2,725,089

Total Investments (Cost $2,649,941) (a) — 93.6%		2,725,089
Other assets in excess of liabilities — 6.4%		185,030

NET ASSETS — 100.0%		$2,910,119

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

				Unrealized
	Delivery	Contract	Market	Appreciation
Currency	Date	Value	Value	(Depreciation)

Short Contracts:
British Pounds	05/04/04	$24,028	$24,181	$(153)
Euro	05/04/04	27,372	27,423	(51)
Euro	05/03/04	28,877	28,931	(54)
Euro	05/04/04	56,203	56,308	(105)
Euro	05/04/04	28,647	28,701	(54)
Singapore Dollars	05/04/04	2,793	2,794	(1)
Singapore Dollars	05/04/04	19,100	19,106	(6)

Total Short Contracts		$187,020	$187,444	$(424)

See notes to financial statements.

16 Semiannual Report 2004

Statements of Assets and Liabilities
April 30, 2004 (Unaudited)

	Gartmore Global	Gartmore Global	Gartmore Global	Gartmore
	Financial Services	Health Sciences	Technology and	Global Utilities
	Fund	Fund	Communications Fund	Fund

Assets:
Investments, at value (cost $5,443,211; $11,655,048; $9,032,054; and $2,649,941; respectively)	$5,657,745	$12,275,186	$8,536,785	$2,725,089
Repurchase agreements, at cost	424,229	—	331,480	—

Total Investments	6,081,974	12,275,186	8,868,265	2,725,089

Foreign currency, at value (cost $3,098; $0; $24,637 and $1,275; respectively)	3,098	—	25,735	1,275
Interest and dividends receivable	27,342	3,677	300	4,176
Receivable for capital shares issued	295	—	—	—
Receivable for investments sold	33,392	888,528	982,262	215,002
Receivable from adviser	3,464	3,441	1,998	4,295
Reclaims receivable	1,631	—	—	1,130
Prepaid expenses and other assets	28,267	25,721	24,493	28,088

Total Assets	6,179,463	13,196,553	9,903,053	2,979,055

Liabilities:
Payable to custodian	3,086	61,185	50,957	64,090
Payable for investments purchased	50,851	237,306	197,204	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	424
Accrued expenses and other payables
Investment advisory fees	5,115	10,122	8,543	1,926
Fund administration and transfer agent fees	1,043	2,204	3,469	857
Distribution fees	2,368	2,133	1,826	1,341
Administrative servicing fees	—	1,549	960	—
Other	326	1,140	5,973	298

Total Liabilities	62,789	315,639	268,932	68,936

Net Assets	$6,116,674	$12,880,914	$9,634,121	$2,910,119

Represented by:
Capital	$5,551,861	$11,564,721	$15,976,593	$3,061,853
Accumulated net investment income (loss)	14,663	(37,335)	(79,238)	8,391
Accumulated net realized gains (losses) from investment and foreign currency transactions	335,980	733,390	(5,769,063)	(235,577)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	214,170	620,138	(494,171)	75,452

Net Assets	$6,116,674	$12,880,914	$9,634,121	$2,910,119

Net Assets:
Class A Shares	$3,073,296	$5,399,701	$3,338,683	$755,239
Class B Shares	1,022,006	1,125,429	1,089,154	724,613
Class C Shares	1,024,565	188,429	67,100	707,110
Class R Shares	1,030	1,068	930	1,023
Institutional Service Class Shares	995,777	6,166,287	5,138,254	722,134

Total	$6,116,674	$12,880,914	$9,634,121	$2,910,119

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	256,817	492,820	943,999	80,057
Class B Shares	86,663	105,051	316,873	77,638
Class C Shares	86,884	17,580	19,376	75,758
Class R Shares	87	100	270	109
Institutional Service Class Shares	82,787	557,663	1,430,004	76,302

Total	513,238	1,173,214	2,710,522	309,864

Net Asset Value:
Class A Shares	$11.97	$10.96	$3.54	$9.43
Class B Shares (a)	$11.79	$10.71	$3.44	$9.33
Class C Shares (b)	$11.79	$10.72	$3.46	$9.33
Class R Shares	$11.80	$10.73	$3.44	$9.35
Institutional Service Class Shares	$12.03	$11.06	$3.59	$9.46
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.70	$11.63	$3.76	$10.01

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2004 Semiannual Report 17

Sector Series

Statements of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

	Gartmore Global	Gartmore Global	Gartmore Global	Gartmore
	Financial Services	Health Sciences	Technology and	Global Utilities
	Fund	Fund	Communications Fund	Fund

INVESTMENT INCOME:
Interest income	$1,258	$2,029	$1,006	$163
Dividend income (net of foreign withholding tax of $6,065; $0; $0 and $2,782; respectively)	76,228	43,262	10,141	33,191

Total Income	77,486	45,291	11,147	33,354

Expenses:
Investment advisory fees	26,102	51,567	50,714	11,370
Fund administration and transfer agent fees	4,812	7,351	8,841	3,995
Distribution fees Class A	2,807	5,630	4,533	938
Distribution fees Class B	5,030	5,058	6,002	3,513
Distribution fees Class C	4,914	859	350	3,440
Distribution fees Class R	1	1	—	1
Administrative servicing fees Class A	12	2,002	1,117	11
Administrative servicing fees Class R	1	1	1	1
Administrative servicing fees Institutional Service Class	—	4,615	5,931	—
Registration and filing fees	20,404	19,682	18,552	20,137
Printing fees	206	601	1,725	147
Other	651	1,231	2,303	784

Total expenses before reimbursed expenses	64,940	98,598	100,069	44,337
Expenses reimbursed	(15,633)	(15,972)	(9,684)	(19,379)

Total Expenses	49,307	82,626	90,385	24,958

Net Investment Income (Loss)	28,179	(37,335)	(79,238)	8,396

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	356,864	814,243	15,691	515,725
Net realized gains (losses) on foreign currency transactions	1,148	—	—	(3,436)

Net realized gains (losses) on investment and foreign currency transactions	358,012	814,243	15,691	512,289
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	27,857	639,196	(885,948)	(164,310)

Net realized/unrealized gains (losses) on investments and foreign currencies	385,869	1,453,439	(870,257)	347,979

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$414,048	$1,416,104	$(949,495)	$356,375

See notes to financial statements.

18 Semiannual Report 2004

Statements of Changes in Net Assets

	Gartmore Global			Gartmore Global
	Financial Services Fund			Health Sciences Fund
	Six Months Ended		Year Ended	Six Months Ended	Year Ended
	April 30, 2004		October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$28,179		$15,765	$(37,335)	$(47,261)
Net realized gains (losses) on investment and foreign currency transactions	358,012		401,100	814,243	1,313,790
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	27,857		475,644	639,196	(129,330)

Change in net assets resulting from operations	414,048		892,509	1,416,104	1,137,199

Distributions to Class A Shareholders from:
Net investment income	(8,085)		(1,596)	—	—
Net realized gains on investments	(148,607)		—	(318,186)	—
Distributions to Class B Shareholders from:
Net investment income	(1,031)		(179.0)	—	—
Net realized gains on investments	(86,509)		—	(75,061)	—
Distributions to Class C Shareholders from:
Net investment income	(1,037)		(177)	—	—
Net realized gains on investments	(83,988)		—	(13,473)	—
Distributions to Class R Shareholders from:
Net investment income	(2	)(a)	—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(3,315)		(2,031)	—	—
Net realized gains on investments	(83,737)		—	(300,573)	—

Change in net assets from shareholder distributions	(416,311)		(3,983)	(707,293)	—

Change in net assets from capital transactions	2,209,363		337,681	3,310,391	3,994,720

Change in net assets	2,207,100		1,226,207	4,019,202	5,131,919
Net Assets:
Beginning of period	3,909,574		2,683,367	8,861,712	3,729,793

End of period	$6,116,674		$3,909,574	$12,880,914	$8,861,712

(a)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

See notes to financial statements.

2004 Semiannual Report 19

Sector Series

Statements of Changes in Net Assets

	Gartmore Global Technology and		Gartmore Global
	Communications Fund		Utilities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(79,238)	$(72,489)	$8,396	$16,198
Net realized gains (losses) on investment and foreign currency transactions	15,691	1,780,381	512,289	(26,745)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(885,948)	348,683	(164,310)	350,425

Change in net assets resulting from operations	(949,495)	2,056,575	356,375	339,878

Distributions to Class A Shareholders from:
Net investment income	—	—	—	(4,041)
Distributions to Class B Shareholders from:
Net investment income	—	—	—	(2,128)
Distributions to Class C Shareholders from:
Net investment income	—	—	—	(2,116)
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	—	(4,846)

Change in net assets from shareholder distributions	—	—	—	(13,131)

Change in net assets from capital transactions	1,039,080	4,334,111	(61,634)	111,153

Change in net assets	89,585	6,390,686	294,741	437,900
Net Assets:
Beginning of period	9,544,536	3,153,850	2,615,378	2,177,478

End of period	$9,634,121	$9,544,536	$2,910,119	$2,615,378

See notes to financial statements.

20 Semiannual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Global Financial Services Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.04	(1.12)	(1.08)
Year Ended October 31, 2003	$8.92	0.07	2.83	2.90
Six Months Ended April 30, 2004 (Unaudited)	$11.80	0.06	1.25	1.31
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	(1.11)	(1.13)
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80
Six Months Ended April 30, 2004 (Unaudited)	$11.67	0.03	1.21	1.24
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	(1.11)	(1.13)
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80
Six Months Ended April 30, 2004 (Unaudited)	$11.67	0.03	1.21	1.24
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (g)	$11.47	0.02	0.33	0.35
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.06	(1.12)	(1.06)
Year Ended October 31, 2003	$8.94	0.11	2.83	2.94
Six Months Ended April 30, 2004 (Unaudited)	$11.85	0.09	1.24	1.33

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.92	(10.78%	)(e)
Year Ended October 31, 2003	(0.02)	—	(0.02)	$11.80	32.59%
Six Months Ended April 30, 2004 (Unaudited)	(0.03)	(1.11)	(1.14)	$11.97	11.59%	(e)
Class B Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.87	(11.30%	)(e)
Year Ended October 31, 2003	—	—	—	$11.67	31.60%
Six Months Ended April 30, 2004 (Unaudited)	(0.01)	(1.11)	(1.12)	$11.79	11.08%	(e)
Class C Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.87	(11.30%	)(e)
Year Ended October 31, 2003	—	—	—	$11.67	31.60%
Six Months Ended April 30, 2004 (Unaudited)	(0.01)	(1.11)	(1.12)	$11.79	11.08%	(e)
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (g)	(0.02)	—	(0.02)	$11.80	3.05%	(e)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	—	—	—	$8.94	(10.57%	)(e)
Year Ended October 31, 2003	(0.03)	—	(0.03)	$11.85	32.95%
Six Months Ended April 30, 2004 (Unaudited)	(0.04)	(1.11)	(1.15)	$12.03	11.69%	(e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$675	1.66%	(f)	0.47%	(f)	3.76%	(f)	(1.63%	)(f)	102.39%
Year Ended October 31, 2003	$1,228	1.65%		0.81%		2.78%		(0.33%	)	256.82%
Six Months Ended April 30, 2004 (Unaudited)	$3,073	1.65%	(f)	1.40%	(f)	2.26%	(f)	0.79%	(f)	62.34%
Class B Shares
Period Ended October 31, 2002 (d)	$672	2.38%	(f)	(0.25%	)(f)	4.51%	(f)	(2.38%	)(f)	102.39%
Year Ended October 31, 2003	$906	2.40%		0.08%		3.67%		(1.20%	)	256.82%
Six Months Ended April 30, 2004 (Unaudited)	$1,022	2.40%	(f)	0.51%	(f)	2.99%	(f)	(0.09%	)(f)	62.34%
Class C Shares
Period Ended October 31, 2002 (d)	$665	2.38%	(f)	(0.25%	)(f)	4.51%	(f)	(2.38%	)(f)	102.39%
Year Ended October 31, 2003	$883	2.40%		0.08%		3.68%		(1.20%	)	256.82%
Six Months Ended April 30, 2004 (Unaudited)	$1,025	2.40%	(f)	0.51%	(f)	2.99%	(f)	(0.08%	)(f)	62.34%
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (g)	$1	2.06%	(f)	0.63%	(f)	2.67%	(f)	0.02%	(f)	62.34%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$671	1.40%	(f)	0.73%	(f)	3.51%	(f)	(1.38%	)(f)	102.39%
Year Ended October 31, 2003	$892	1.40%		1.08%		2.68%		(0.20%	)	256.82%
Six Months Ended April 30, 2004 (Unaudited)	$996	1.40%	(f)	1.51%	(f)	1.99%	(f)	0.91%	(f)	62.34%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

See notes to financial statements.

2004 Semiannual Report 21

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Sector Series

Gartmore Global Health Sciences Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning of	Investment	(Losses) on	Investment
	Period	Income (Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2001 (d)	$10.00	(0.03)	(0.63)	(0.66)
Year Ended October 31, 2002	$9.33	(0.06)	(0.97)	(1.03)
Year Ended October 31, 2003	$8.30	(0.05)	1.99	1.94
Six Months Ended April 30, 2004 (Unaudited)	$10.24	(0.03)	1.59	1.56
Class B Shares
Period Ended October 31, 2001 (d)	$10.00	(0.09)	(0.62)	(0.71)
Year Ended October 31, 2002	$9.29	(0.15)	(0.93)	(1.08)
Year Ended October 31, 2003	$8.21	(0.13)	1.98	1.85
Six Months Ended April 30, 2004 (Unaudited)	$10.06	(0.07)	1.56	1.49
Class C Shares
Period Ended October 31, 2002 (e)	$7.92	(0.01)	0.30	0.29
Year Ended October 31, 2003	$8.21	(0.12)	1.98	1.86
Six Months Ended April 30, 2004 (Unaudited)	$10.07	(0.07)	1.56	1.49
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (h)	$10.04	(0.04)	0.73	0.69
Institutional Service Class Shares
Period Ended October 31, 2001 (d)	$10.00	(0.01)	(0.62)	(0.63)
Year Ended October 31, 2002	$9.36	(0.04)	(0.97)	(1.01)
Year Ended October 31, 2003	$8.35	(0.04)	2.01	1.97
Six Months Ended April 30, 2004 (Unaudited)	$10.32	(0.02)	1.60	1.58

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Return of	Total	Value, End	Total
	Gains	Capital	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2001 (d)	—	(0.01)	(0.01)	$9.33	(6.61%	)(f)
Year Ended October 31, 2002	—	—	—	$8.30	(11.04%	)
Year Ended October 31, 2003	—	—	—	$10.24	23.37%
Six Months Ended April 30, 2004 (Unaudited)	(0.84)	—	(0.84)	$10.96	15.99%	(f)
Class B Shares
Period Ended October 31, 2001 (d)	—	—	—	$9.29	(7.10%	)(f)
Year Ended October 31, 2002	—	—	—	$8.21	(11.63%	)
Year Ended October 31, 2003	—	—	—	$10.06	22.53%
Six Months Ended April 30, 2004 (Unaudited)	(0.84)	—	(0.84)	$10.71	15.56%	(f)
Class C Shares
Period Ended October 31, 2002 (e)	—	—	—	$8.21	3.66%	(f)
Year Ended October 31, 2003	—	—	—	$10.07	22.66%
Six Months Ended April 30, 2004 (Unaudited)	(0.84)	—	(0.84)	$10.72	15.55%	(f)
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (h)	—	—	—	$10.73	6.87%	(f)
Institutional Service Class Shares
Period Ended October 31, 2001 (d)	—	(0.01)	(0.01)	$9.36	(6.25%	)(f)
Year Ended October 31, 2002	—	—	—	$8.35	(10.79%	)
Year Ended October 31, 2003	—	—	—	$10.32	23.59%
Six Months Ended April 30, 2004 (Unaudited)	(0.84)	—	(0.84)	$11.06	16.06%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
						Ratio of		Investment
				Ratio of Net		Expenses		Income (Loss)
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End	Expenses		Income (Loss)		Reimbursements)		Reimbursements)
	of Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2001 (d)	$779	1.53%	(g)	(0.55%	)(g)	6.84%	(g)	(5.86%	)(g)	754.05%
Year Ended October 31, 2002	$1,538	1.60%		(0.99%	)	3.10%		(2.49%	)	893.80%
Year Ended October 31, 2003	$4,087	1.57%		(0.75%	)	2.29%		(1.47%	)	570.16%
Six Months Ended April 30, 2004 (Unaudited)	$5,400	1.59%	(g)	(0.70%	)(g)	1.90%	(g)	(1.00%	)(g)	180.90%
Class B Shares
Period Ended October 31, 2001 (d)	$774	2.13%	(g)	(1.15%	)(g)	7.61%	(g)	(6.63%	)(g)	754.05%
Year Ended October 31, 2002	$730	2.28%		(1.71%	)	4.00%		(3.43%	)	893.80%
Year Ended October 31, 2003	$899	2.25%		(1.41%	)	3.06%		(2.22%	)	570.16%
Six Months Ended April 30, 2004 (Unaudited)	$1,125	2.25%	(g)	(1.36%	)(g)	2.56%	(g)	(1.67%	)(g)	180.90%
Class C Shares
Period Ended October 31, 2002 (e)	$58	2.25%	(g)	(1.69%	)(g)	2.80%	(g)	(2.24%	)(g)	893.80%
Year Ended October 31, 2003	$130	2.25%		(1.45%	)	2.96%		(2.16%	)	570.16%
Six Months Ended April 30, 2004 (Unaudited)	$188	2.25%	(g)	(1.36%	)(g)	2.56%	(g)	(1.67%	)(g)	180.90%
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (h)	$1	2.02%	(g)	(1.26%	)(g)	2.52%	(g)	(1.76%	)(g)	180.90%
Institutional Service Class Shares
Period Ended October 31, 2001 (d)	$781	1.10%	(g)	(0.13%	)(g)	6.59%	(g)	(5.62%	)(g)	754.05%
Year Ended October 31, 2002	$1,403	1.27%		(0.66%	)	2.85%		(2.24%	)	893.80%
Year Ended October 31, 2003	$3,746	1.42%		(0.61%	)	2.12%		(1.31%	)	570.16%
Six Months Ended April 30, 2004 (Unaudited)	$6,166	1.45%	(g)	(0.59%	)(g)	1.76%	(g)	(0.90%	)(g)	180.90%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e)	For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period ended December 30, 2003 (commencement of operations) through April 30, 2004.

See notes to financial statements.

22 Semiannual Report 2004

Gartmore Global Technology and Communications Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	(0.02)	1.14	1.12
Year Ended October 31, 2001	$11.12	(0.06)	(6.41)	(6.47)
Year Ended October 31, 2002	$4.02	(0.04)	(1.35)	(1.39)
Year Ended October 31, 2003	$2.63	(0.04)	1.27	1.23
Six Months Ended April 30, 2004 (Unaudited)	$3.86	(0.03)	(0.29)	(0.32)
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.06)	1.15	1.09
Year Ended October 31, 2001	$11.09	(0.09)	(6.40)	(6.49)
Year Ended October 31, 2002	$3.97	(0.07)	(1.32)	(1.39)
Year Ended October 31, 2003	$2.58	(0.06)	1.25	1.19
Six Months Ended April 30, 2004 (Unaudited)	$3.77	(0.04)	(0.29)	(0.33)
Class C Shares
Period Ended October 31, 2001 (e)	$5.37	(0.02)	(1.36)	(1.38)
Year Ended October 31, 2002	$3.99	(0.08)	(1.31)	(1.39)
Year Ended October 31, 2003	$2.60	(0.06)	1.25	1.19
Six Months Ended April 30, 2004 (Unaudited)	$3.79	(0.04)	(0.29)	(0.33)
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (i)	$3.70	(0.02)	(0.24)	(0.26)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	(0.03)	1.15	1.12
Year Ended October 31, 2001	$11.12	(0.04)	(6.39)	(6.43)
Year Ended October 31, 2002	$4.06	(0.03)	(1.37)	(1.40)
Year Ended October 31, 2003	$2.66	(0.04)	1.30	1.26
Six Months Ended April 30, 2004 (Unaudited)	$3.92	(0.03)	(0.30)	(0.33)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
			Net Asset
	Net		Value,
	Realized	Total	End	Total
	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	$11.12	11.20%	(f)
Year Ended October 31, 2001	(0.63)	(0.63)	$4.02	(60.93%	)
Year Ended October 31, 2002	—	—	$2.63	(34.58%	)(h)
Year Ended October 31, 2003	—	—	$3.86	46.77%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$3.54	(8.29%	)(f)
Class B Shares
Period Ended October 31, 2000 (d)	—	—	$11.09	10.90%	(f)
Year Ended October 31, 2001	(0.63)	(0.63)	$3.97	(61.30%	)
Year Ended October 31, 2002	—	—	$2.58	(35.01%	)(h)
Year Ended October 31, 2003	—	—	$3.77	46.12%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$3.44	(8.75%	)(f)
Class C Shares
Period Ended October 31, 2001 (e)	—	—	$3.99	(25.70%	)(f)
Year Ended October 31, 2002	—	—	$2.60	(34.84%	)(h)
Year Ended October 31, 2003	—	—	$3.79	45.77%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$3.46	(8.71%	)(f)
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (i)	—	—	$3.44	(7.03%	)(f)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	—	—	$11.12	11.20%	(f)
Year Ended October 31, 2001	(0.63)	(0.63)	$4.06	(60.58%	)
Year Ended October 31, 2002	—	—	$2.66	(34.48%	)(h)
Year Ended October 31, 2003	—	—	$3.92	47.37%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$3.59	(8.42%	)(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
						Ratio of		Investment
				Ratio of Net		Expenses		Income (Loss)
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End of	Expenses to		Income (Loss)		Reimbursements)		Reimbursements)
	Period	Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$4,602	1.73%	(g)	(1.07%	)(g)	4.43%	(g)	(3.77%	)(g)	149.08%
Year Ended October 31, 2001	$2,038	1.73%		(1.05%	)	6.38%		(5.70%	)	922.33%
Year Ended October 31, 2002	$1,514	1.69%		(1.37%	)	2.56%		(2.24%	)	944.01%
Year Ended October 31, 2003	$3,303	1.69%		(1.38%	)	2.96%		(2.64%	)	1136.72%
Six Months Ended April 30, 2004 (Unaudited)	$3,339	1.71%	(g)	(1.49%	)(g)	1.90%	(g)	(1.68%	)(g)	340.65%
Class B Shares
Period Ended October 31, 2000 (d)	$2,275	2.33%	(g)	(1.69%	)(g)	5.18%	(g)	(4.54%	)(g)	149.08%
Year Ended October 31, 2001	$1,137	2.33%		(1.66%	)	7.21%		(6.54%	)	922.33%
Year Ended October 31, 2002	$780	2.38%		(2.02%	)	3.32%		(2.96%	)	944.01%
Year Ended October 31, 2003	$1,196	2.40%		(2.07%	)	3.73%		(3.40%	)	1136.72%
Six Months Ended April 30, 2004 (Unaudited)	$1,089	2.40%	(g)	(2.19%	)(g)	2.59%	(g)	(2.37%	)(g)	340.65%
Class C Shares
Period Ended October 31, 2001 (e)	$29	2.33%	(g)	(1.79%	)(g)	9.94%	(g)	(9.40%	)(g)	922.33%
Year Ended October 31, 2002	$17	2.38%		(1.83%	)	3.40%		(2.85%	)	944.01%
Year Ended October 31, 2003	$39	2.40%		(2.10%	)	3.65%		(3.35%	)	1136.72%
Six Months Ended April 30, 2004 (Unaudited)	$67	2.40%	(g)	(2.18%	)(g)	2.59%	(g)	(2.37%	)(g)	340.65%
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (i)	$1	2.09%	(g)	(1.87%	)(g)	2.18%	(g)	(1.97%	)(g)	340.65%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$1,854	1.40%	(g)	(0.76%	)(g)	4.17%	(g)	(3.53%	)(g)	149.08%
Year Ended October 31, 2001	$730	1.40%		(0.70%	)	5.70%		(5.00%	)	922.33%
Year Ended October 31, 2002	$843	1.41%		(1.37%	)	2.08%		(2.04%	)	944.01%
Year Ended October 31, 2003	$5,006	1.58%		(1.29%	)	2.65%		(2.36%	)	1136.72%
Six Months Ended April 30, 2004 (Unaudited)	$5,138	1.62%	(g)	(1.41%	)(g)	1.81%	(g)	(1.59%	)(g)	340.65%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Not annualized.
(g)	Annualized.
(h)	The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.
(i)	For the period ended December 30, 2003 (commencement of operations) through April 30, 2004.

See notes to financial statements.

2004 Semiannual Report 23

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Sector Series

Gartmore Global Utilities Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized
	Value,	Net	Gains	Total from
	Beginning of	Investment	(Losses) on	Investment
	Period	Income (Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.11	(2.85)	(2.74)
Year Ended October 31, 2003	$7.20	0.07	1.06	1.13
Six Months Ended April 30, 2004 (Unaudited)	$8.28	0.04	1.11	1.15
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	0.05	(2.84)	(2.79)
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07
Six Months Ended April 30, 2004 (Unaudited)	$8.22	0.01	1.10	1.11
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	0.05	(2.84)	(2.79)
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07
Six Months Ended April 30, 2004 (Unaudited)	$8.22	0.01	1.10	1.11
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (g)	$9.14	0.02	0.19	0.21
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.13	(2.85)	(2.72)
Year Ended October 31, 2003	$7.21	0.09	1.06	1.15
Six Months Ended April 30, 2004 (Unaudited)	$8.30	0.05	1.11	1.16

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d)	(0.06)	(0.06)	$7.20	(27.46%	)(e)
Year Ended October 31, 2003	(0.05)	(0.05)	$8.28	15.80%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$9.43	13.89%	(e)
Class B Shares
Period Ended October 31, 2002 (d)	(0.03)	(0.03)	$7.18	(27.93%	)(e)
Year Ended October 31, 2003	(0.03)	(0.03)	$8.22	14.92%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$9.33	13.50%	(e)
Class C Shares
Period Ended October 31, 2002 (d)	(0.03)	(0.03)	$7.18	(27.93%	)(e)
Year Ended October 31, 2003	(0.03)	(0.03)	$8.22	14.92%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$9.33	13.50%	(e)
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (g)	—	—	$9.35	2.30%	(e)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	(0.07)	(0.07)	$7.21	(27.27%	)(e)
Year Ended October 31, 2003	(0.06)	(0.06)	$8.30	16.10%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$9.46	13.98%	(e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
						Ratio of		Investment
				Ratio of Net		Expenses		Income (Loss)
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End of	Expenses to		Income (Loss)		Reimbursements)		Reimbursements)
	Period	Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$547	1.46%	(f)	1.46%	(f)	3.96%	(f)	(1.04%	)(f)	146.88%
Year Ended October 31, 2003	$734	1.45%		0.96%		3.06%		(0.65%	)	112.34%
Six Months Ended April 30, 2004 (Unaudited)	$755	1.45%	(f)	0.89%	(f)	2.81%	(f)	(0.47%	)(f)	187.38%
Class B Shares
Period Ended October 31, 2002 (d)	$544	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	)(f)	146.88%
Year Ended October 31, 2003	$625	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Six Months Ended April 30, 2004 (Unaudited)	$725	2.20%	(f)	0.15%	(f)	3.56%	(f)	(1.22%	)(f)	187.38%
Class C Shares
Period Ended October 31, 2002 (d)	$541	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	)(f)	146.88%
Year Ended October 31, 2003	$623	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Six Months Ended April 30, 2004 (Unaudited)	$707	2.20%	(f)	0.15%	(f)	3.56%	(f)	(1.22%	)(f)	187.38%
Class R Shares
For the Period Ended April 30, 2004 (Unaudited) (g)	$1	1.79%	(f)	0.77%	(f)	3.08%	(f)	(0.52%	)(f)	187.38%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$545	1.20%	(f)	1.72%	(f)	3.71%	(f)	(0.79%	)(f)	146.88%
Year Ended October 31, 2003	$633	1.20%		1.25%		2.89%		(0.44%	)	112.34%
Six Months Ended April 30, 2004 (Unaudited)	$722	1.20%	(f)	1.15%	(f)	2.56%	(f)	(0.22%	)(f)	187.38%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period ended December 30, 2003 (commencement of operations) through April 30, 2004.

See notes to financial statements.

24 Semiannual Report 2004

Leadership Series

Gartmore Nationwide Leaders Fund	Class A Shares symbol: GULAX Class B Shares symbol: GULBX Class C Shares symbol: GULCX Class R Shares symbol: GNLRX Institutional Service Class symbol: GULIX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Nationwide Leaders Fund returned 2.54% versus 6.27% for its benchmark, the S&P 500 Index. For comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds was 5.77%.

The 6.27% positive return from the S&P 500 Index during the period under review masked the volatility that occurred during the last few months of the period. November and December of 2003 continued the pattern of the year’s strong equity markets, although December was characterized by a “flight to quality” away from higher-beta names that had worked so well during the year. First-quarter 2004 volatility was even more pronounced than in late 2003. The S&P 500 Index rallied early in 2004, reaching a high on February 11. The Index then lost 5.6% until March 24, 2004, at which point it rallied 3.8% in the last week. The Fund is a concentrated portfolio of 20 to 30 stocks—“best ideas” from our analysts and portfolio managers. Given this concentration the Fund can be volatile versus the Index.

During the semiannual period, the Fund was positioned for an economic recovery with overweight positions in the materials, consumer discretionary and industrials sectors. Underperformance stemmed from these sector overweights and stock selection within technology. Despite an underweight in information technology, which was correct, as this was the worst performing sector—falling 2.9% versus the market’s rise of 6.27%, stock selection hurt the Fund as Intel Corp. and Applied Materials, Inc. were both down 20%, which impacted the Fund’s return by -1.26% and -0.66%, respectively. The Fund’s top-performing stocks included Elan Corp., plc,—a biotechnology company that benefited from a possible earlier-than-expected launch of a new drug for Multiple Sclerosis. This represented about 2% of the Fund and gained 321% during the semiannual period, which contributed 2.96% to the Fund’s return. Another holding, Royal Caribbean Cruises Ltd., gained 36%, which contributed 1.53% to the Fund’s return, due to both increased bookings and better prices on its two cruise brands—Celebrity and Royal Caribbean International.

Looking ahead, we think that the market will regain its focus on solid fundamentals, such as positive economic growth and strong earnings. Although interest rates and inflation may rise, we believe that the positive market fundamentals will offset these negative influences.

Portfolio Manager: Simon Melluish

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	2.54%	23.83%	6.62%
	w/SC3	-3.39%	16.67%	3.94%

Class B	w/o SC2	2.22%	22.95%	5.81%
	w/SC4	-2.78%	17.95%	4.61%

Class C	w/o SC2	2.22%	22.95%	5.81%
	w/SC5	1.22%	21.95%	5.81%

Class R [6,7]		2.30%	23.16%	5.89%

Institutional Service Class[6]		2.54%	23.92%	6.72%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on December 28, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Nationwide Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 25

Leadership Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Nationwide Leaders Fund

Common Stocks (91.1%)

	Shares or
	Principal Amount	Value

Airlines (2.0%)
AMR Corp. (b)	8,149	$92,491

Building (2.6%)
Lennar Corp.	2,520	118,062

Capital Goods (2.8%)
General Electric Co.	4,300	128,785

Casino Services (3.0%)
International Game Technology	3,664	138,279

Coal (3.0%)
Peabody Energy Corp.	2,968	139,170

Computer Equipment (2.6%)
Cisco Systems, Inc. (b)	5,650	117,916

Computer Software & Services (3.3%)
Symantec Corp. (b)	3,393	152,855

Conglomerates (3.5%)
Ingersoll-Rand Co.	2,527	163,118

Data Processing (3.0%)
Fair Issac Corp.	4,063	137,004

Financial Services (12.8%)
CIT Group, Inc.	5,717	196,493
Citigroup, Inc.	4,067	195,582
Goldman Sachs Group, Inc. (The)	2,075	200,237

		592,312

Hotels/Motels (2.8%)
Starwood Hotels & Resorts Worldwide, Inc.	3,229	128,482

Manufacturing (4.3%)
3M Co.	2,273	196,569

Metals (3.4%)
Alcoa, Inc.	5,141	158,086

Oil & Gas (5.8%)
Apache Corp.	3,418	143,111
BJ Services Co. (b)	2,819	125,446

		268,557

Pharmaceuticals (12.7%)
Andrx Corp. (b)	4,806	109,961
Elan Corp. PLC ADR — IE (b)	4,100	88,560
Pfizer, Inc.	4,947	176,905
Shire Pharmaceuticals Group PLC ADR — GB (b)	3,258	90,410
Valeant Pharmaceuticals International	5,222	120,628

		586,464

Retail (4.9%)
Wal-Mart Stores, Inc.	3,958	225,606

Semiconductors (5.7%)
Applied Materials, Inc. (b)	6,423	117,091
Intel Corp.	5,738	147,639

		264,730

Telecommunications (3.4%)
Verizon Communications, Inc.	4,157	156,885

Transportation (5.2%)
Canadian National Railway Co. ADR — CA	2,396	90,497
J.B. Hunt Transport Services, Inc. (b)	4,763	150,797

		241,294

Travel (4.3%)
Royal Caribbean Cruises Ltd.	4,912	199,083

Total Common Stocks		4,205,748

Real Estate Investment Trusts (1.7%)
Financial Services (1.7%)
Friedman, Billings, Ramsey Group, Inc.	4,190	77,515

Total Real Estate Investment Trusts		77,515

26 Semiannual Report 2004

Repurchase Agreements (6.6%)

	Shares or
	Principal Amount	Value

CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $177,803 (Fully collateralized by AA Rated Corporate Bonds, U.S. Agency Securities, & U.S. Treasury Notes)	$177,789	$177,789
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $127,031 (Fully collateralized by AA Rated Corporate Bonds)	127,021	127,021

Total Repurchase Agreements		304,810

Total Investments (Cost $4,566,890) (a) — 99.4%		4,588,073
Other assets in excess of liabilities — 0.6%		29,187

NET ASSETS — 100.0%		$4,617,260

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

CA       Canada

GB       United Kingdom

IE       Ireland

See notes to financial statements.

2004 Semiannual Report 27

Leadership Series

Gartmore U.S. Growth Leaders Fund	Class A Shares symbol: GXXAX Class B Shares symbol: GXXBX Class C Shares symbol: GXXCX Class R Shares symbol: GGLRX Institutional Service Class symbol: GXXIX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore U.S. Growth Leaders Fund returned -2.19% versus 6.27% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds was 2.94%.

By investing only in our 20 to 30 “best ideas” stocks, we manage this Fund in a way that may produce high risk-adjusted returns as well as a high tracking error to the S&P 500 Index. The Fund’s holdings are companies that show signs of strong, yet steady, revenue and earnings growth; companies that typically are market leaders within their individual industries. We believe that we can add alpha—the risk-adjusted returns that are added to overall Fund returns by a manager’s stock and sector selection—by locating companies that can produce unexpectedly high earnings growth. We rely on our extensive quantitative and fundamental research capabilities to locate these companies. Moreover, since this Fund owns so few stocks, we also rely on our quantitative research tools to help manage the Fund’s total risk level.

Investors turned decidedly sour on stocks in April 2004, which was the primary reason behind the Fund’s underperformance. The April sell-off occurred as investors reacted to high oil prices and an anticipated rise in interest rates, as well as heightened fears of continuing global terrorist attacks, which hurt returns due to the fact that the Fund was positioned to emphasize some of the more volatile areas of the market. These sectors—such as information technology and consumer discretionary—drove the Fund’s outperformance earlier in the semiannual period, yet detracted from Fund performance when the markets turned bearish. For example, the information technology sector networking company Emulex Corp., which suffered due to increased inventory levels at its distributors, was the Fund’s largest detractor, and has since been sold.

Despite recent poor conditions, we are optimistic about the markets through 2004. We are encouraged mainly by strong domestic and international economic indicators, as well as what appears to be a firming of growth in corporate earnings figures. In line with this view, we continue our somewhat aggressive posture, emphasizing sectors such as information technology and industrials, as well as consumer-oriented stocks. We expect to maintain a light position in defensive-oriented stocks such as those found in the consumer staples sector.

Portfolio Managers: Christopher Baggini, CFA, and Douglas Burtnick, CFA

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	-2.19%	28.23%	-4.37%
	w/SC3	-7.80%	20.90%	-5.84%

Class B	w/o SC2	-2.49%	27.52%	-5.03%
	w/SC4	-7.37%	22.52%	-5.75%

Class C5	w/o SC2	-2.48%	27.51%	-4.87%
	w/SC6	-3.45%	26.51%	-4.87%

Class R [7,8]		-2.36%	27.85%	-4.97%

Institutional Service Class[7]		-2.17%	28.44%	-4.10%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

28 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore U.S. Growth Leaders Fund

Common Stocks (95.2%)

	Shares or
	Principal Amount	Value

Aerospace / Defense (3.3%)
General Dynamics Corp.	10,710	$1,002,670

Broadcast Media / Cable Television (2.0%)
Viacom, Inc., Class B	15,390	594,824

Business Services (2.4%)
Monster Worldwide, Inc. (b)	28,300	724,763

Computer Equipment (6.9%)
EMC Corp. (b)	92,480	1,032,077
Lexmark International, Inc. (b)	11,480	1,038,481

		2,070,558

Computer Software & Services (10.6%)
Hyperion Solutions Corp. (b)	29,940	1,149,097
Mercury Interactive Corp. (b)	20,760	883,338
Symantec Corp. (b)	26,230	1,181,661

		3,214,096

Consumer Products (3.2%)
Gillette Co. (The)	23,480	960,802

Financial Services (7.1%)
Capital One Financial Corp.	16,730	1,096,317
Goldman Sachs Group, Inc. (The)	10,840	1,046,060

		2,142,377

Hotels / Casinos (3.3%)
Mandalay Resort Group	17,500	1,005,375

Instruments (3.6%)
Fisher Scientific International, Inc. (b)	18,540	1,085,517

Insurance (4.0%)
American International Group, Inc.	16,990	1,217,334

Manufacturing (7.0%)
Danaher Corp.	13,290	1,229,591
Tyco International Ltd.	32,740	898,713

		2,128,304

Medical Products (3.3%)
Boston Scientific Corp. (b)	24,300	1,000,917

Multimedia (3.6%)
DIRECTV Group, Inc. (The) (b)	60,540	1,083,666

Oil & Gas (3.9%)
Apache Corp.	28,360	1,187,433

Pharmaceuticals (6.9%)
Elan Corp. PLC ADR (b)	35,280	762,048
Pfizer, Inc.	37,200	1,330,272

		2,092,320

Retail (11.1%)
Lowe’s Cos., Inc.	20,020	1,042,241
Staples, Inc.	39,640	1,021,126
Target Corp.	28,800	1,249,056

		3,312,423

Semiconductors (7.2%)
Broadcom Corp., Class A (b)	28,520	1,076,915
National Semiconductor Corp. (b)	26,890	1,096,843

		2,173,758

Telecommunications (5.8%)
Juniper Networks, Inc. (b)	38,690	846,537
QUALCOMM, Inc.	14,460	903,172

		1,749,709

Total Common Stock		28,746,846

Total Investments (Cost $29,079,673) (a) — 95.2%		28,746,846
Other assets in excess of liabilities — 4.8%		1,447,069

NET ASSETS — 100.0%		$30,193,915

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

See notes to financial statements.

2004 Semiannual Report 29

Leadership Series

Gartmore Worldwide Leaders Fund	Class A Shares symbol: GLLAX Class B Shares symbol: GLLBX Class C Shares symbol: GLLCX Class R Shares symbol: GWLRX Institutional Service Class symbol: GLLSX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Worldwide Leaders Fund returned 1.57% versus 8.67% for its benchmark, the Morgan Stanley Capital International (MSCI) World Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Funds was 8.90%.

The Fund will typically invest in securities issued by approximately 30 companies that are considered to be the manager’s “best ideas.” These ideas are based on a three-pronged investment methodology of strategic long-term holdings, tactical short-term holdings, and risk management that aims to generate strong returns across any economic cycle and amid various market conditions. We expect the Fund to retain long-term holdings for months and years, while the durations of short-term Fund holdings—such as cyclicals, defensives, growth, value and special situations—are tied to prevailing conditions at various points in the economic cycle. The Fund strives to take advantage of these thematic shifts, which we firmly believe may provide a wealth of opportunity and ultimately boost Fund performance.

During the semiannual period, the Fund was underweight in the energy sector, which, coupled with good stock selection, benefited performance. Poor stock selection in the industrials, consumer staples, consumer discretionary and health-care sectors, however, detracted from performance, resulting in overall underperformance versus the Fund’s benchmark. We have since increased the Fund’s weighting in the information technology sector to a more neutral position and increased holdings in the health-care, consumer discretionary and energy sectors to an overweight position.

For the semiannual period, the Fund’s underweight position in the United States helped returns, but stock selection in that market detracted from results. The Fund remains significantly underweight in U.S. holdings because we are finding better opportunities in other markets, as we feel that U.S. valuations are still too high. An overweight in Japan, in addition to poor stock selection, also hurt Fund returns. Despite market turbulence during the period, we believe that the recovery in Japan is likely to continue; we have increased the Japan weighting by 5%.

Looking ahead, we expect the global economic recovery to continue, but at a slower pace. In addition to Japan, the Fund is overweight in the United Kingdom and Asia. The United Kingdom is one of the faster-growing western economies, and the Fund is focusing on pharmaceutical and oil companies there. We believe that the growth rate in Europe is slower than that in other regions; the Fund holds an underweight position in Europe with a tilt toward its defensive markets and sectors. Concerning Asia, we believe that China may gain better control of its exploding economic growth and remain a positive presence for Asian markets as a whole.

Portfolio Managers: Neil Rogan and Ben Walker

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	1.57%	34.85%	-8.85%
	w/SC2	-4.30%	27.14%	-10.31%

Class B	w/o SC2	1.31%	33.98%	-9.48%
	w/SC4	-3.69%	28.98%	-10.23%

Class C5	w/o SC2	1.16%	33.78%	-9.38%
	w/SC6	0.16%	32.78%	-9.38%

Class R [7,8]		1.46%	34.36%	-9.41%
Institutional Service Class[7]		1.69%	35.08%	-8.57%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World— an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East— gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

30 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Worldwide Leaders Fund

Common Stock (100.1%)

	Shares	Value

AUSTRALIA (2.2%)
Multimedia (2.2%)
News Corp. Ltd. (The) ADR	21,800	$735,750

FRANCE (5.9%)
Banking (4.4%)
Credit Agricole SA	59,500	1,467,882

Multimedia (1.5%)
Vivendi Universal SA ADR (b)	20,300	501,816

		1,969,698

HONG KONG (3.1%)
Diversified Operations (3.1%)
Swire Pacific Ltd.	158,500	1,036,373

JAPAN (23.8%)
Automotive (3.2%)
Nissan Motor Co. Ltd.	96,800	1,078,041

Chemicals (2.2%)
Asahi Kasei Corp.	137,000	748,593

Computers (2.4%)
Fujitsu Ltd.	115,000	799,284

Electronics (5.0%)
Matsushita Electric Industrial Co. Ltd.	60,000	881,337
Yokogawa Electric Corp.	59,000	801,423

		1,682,760

Financial Services (5.1%)
Credit Saison Co. Ltd.	23,600	690,753
Mitsubishi Tokyo Financial Group, Inc.	112	996,638

		1,687,391

Real Estate (3.1%)
Mitsui Fudosan Co. Ltd.	93,000	1,023,923

Retail (2.8%)
Marui Co. Ltd.	59,000	925,993

		7,945,985

MALAYSIA (2.7%)
Telecommunications (2.7%)
Telekom Malaysia Berhad	358,000	890,289

NETHERLANDS (1.5%)
Semiconductors (1.5%)
ASML Holding NV (b)	30,800	490,318

NORWAY (0.8%)
Transportation (0.8%)
Golar LNG Ltd. (b)	20,200	261,332

SOUTH KOREA (2.3%)
Electronics (2.3%)
Samsung Electronics Co. Ltd.	1,630	773,776

SPAIN (0.2%)
Real Estate (0.2%)
Fadesa Inmobiliaria SA (b)	3,834	59,518

SWITZERLAND (3.0%)
Pharmaceuticals (3.0%)
Roche Holding AG	9,700	1,017,430

UNITED KINGDOM (9.3%)
Building & Construction (2.0%)
Westbury PLC	82,057	657,732

Oil & Gas (3.1%)
Shell Transport & Trading Co. PLC	152,000	1,048,547

Pharmaceuticals (1.6%)
GlaxoSmithKline PLC	25,600	529,792

Telecommunications (2.6%)
mmO2 PLC (b)	487,400	864,332

		3,100,403

UNITED STATES (45.3%)
Auto Parts & Equipment (2.0%)
Advance Auto Parts, Inc. (b)	15,600	673,140

Computer Software & Services (5.9%)
Adobe Systems, Inc.	13,000	537,420
Automatic Data Processing, Inc.	32,600	1,428,206

		1,965,626

Cosmetics / Toiletries (2.1%)
Gillette Co. (The)	17,500	716,100

Financial Services (5.9%)
Goldman Sachs Group, Inc.	13,500	1,302,750
Merrill Lynch & Co., Inc.	12,500	677,875

		1,980,625

Hotels & Motels (2.1%)
Hilton Hotels Corp.	40,800	713,592

Insurance (3.1%)
Hartford Financial Services Group, Inc. (The)	16,700	1,020,036

Manufacturing (8.1%)
Caterpillar, Inc.	6,200	481,926
General Electric Co.	34,300	1,027,285
Tyco International Ltd.	44,000	1,207,800

		2,717,011

Medical Products (2.1%)
Johnson & Johnson	12,900	696,987

2004 Semiannual Report 31

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Worldwide Leaders Fund (Continued)

Leadership Series

Common Stock (continued)

	Shares	Value

UNITED STATES (continued)
Metals (2.1%)
Freeport-McMoRan Copper & Gold, Inc.	23,000	$701,500

Oil & Gas (7.2%)
Apache Corp.	40,300	1,687,361
ConocoPhillips	9,900	705,870

		2,393,231

Restaurants (3.0%)
McDonald’s Corp.	37,100	1,010,233

Telecommunication Equipment (1.7%)
Corning, Inc. (b)	50,800	560,324

		15,148,405

Total Common Stocks		33,429,277

Total Investments (Cost $32,905,928) (a) — 100.1%		33,429,277
Liabilities in excess of other assets — (0.1)%		(31,208)

NET ASSETS — 100.0%		$33,398,069

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

At April 30, 2004, the Fund’s open forward foreign currency contracts were as follows:

				Unrealized
	Delivery	Contract	Market	Appreciation/
Currency	Date	Value	Value	(Depreciation)

Short Contracts:
Euro	05/03/04	$511,249	$514,919	$(3,670)
Norwegian Krone	05/04/04	131,180	130,614	566
Swedish Krone	05/04/04	637,157	642,983	(5,826)
Japanese Yen	05/10/04	679,635	680,886	(1,251)

Total Short Contracts		$1,959,221	$1,969,402	$(10,181)

Long Contracts:
Euro	05/04/04	$28,439	$28,492	$53
Swiss Franc	05/03/04	486,959	490,269	3,310
Japanese Yen	05/07/04	243,208	241,072	(2,136)

Total Long Contracts		$758,606	$759,833	$1,227

See notes to financial statements.

32 Semiannual Report 2004

Statements of Assets and Liabilities
April 30, 2004 (Unaudited)

	Gartmore Nationwide	Gartmore U.S.	Gartmore Worldwide
	Leaders Fund	Growth Leaders Fund	Leaders Fund

Assets:
Investments, at value (cost $4,262,080; $29,079,673; $32,905,928; respectively)	$4,283,263	$28,746,846	$33,429,277
Repurchase agreements, at cost	304,810	—	—

Total Investments	4,588,073	28,746,846	33,429,277

Collateral for securities loaned	—	5,112,380	846,650
Foreign currency, at value (cost $0; $0 and $1,019,235; respectively)	—	—	1,019,122
Interest and dividends receivable	4,019	30,205	87,318
Receivable for capital shares issued	—	57,791	—
Receivable for investments sold	—	2,352,083	3,332,501
Unrealized appreciation on forward foreign currency contracts	—	—	3,929
Receivable from adviser	4,126	4,015	2,284
Reclaims receivable	—	—	11,535
Prepaid expenses and other assets	27,037	25,169	24,890

Total Assets	4,623,255	36,328,489	38,757,506

Liabilities:
Payable to custodian	—	300,975	1,002,181
Payable for investments purchased	—	672,436	3,397,101
Payable for return of collateral received for securities on loan	—	5,112,380	846,650
Payable for capital shares redeemed	—	—	29,988
Unrealized depreciation on forward foreign currency contracts	—	—	12,883
Accrued expenses and other payables
Investment advisory fees	3,398	27,978	28,953
Fund administration and transfer agent fees	1,165	3,519	11,826
Distribution fees	983	7,915	6,999
Administrative servicing fees	215	6,491	7,086
Other	234	2,880	15,770

Total Liabilities	5,995	6,134,574	5,359,437

Net Assets	$4,617,260	$30,193,915	$33,398,069

Represented by:
Capital	$4,311,511	$30,047,371	$109,825,471
Accumulated net investment income (loss)	(6,811)	(127,787)	65,540
Accumulated net realized gains (losses) from investment and foreign currency transactions	291,377	607,158	(77,009,013)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	21,183	(332,827)	516,071

Net Assets	$4,617,260	$30,193,915	$33,398,069

Net Assets:
Class A Shares	$1,596,199	$16,691,538	$31,741,878
Class B Shares	383,486	2,299,398	104,635
Class C Shares	375,073	3,136,643	23,532
Class R Shares	1,051	1,047	1,062
Institutional Services Class Shares	2,261,451	8,065,289	1,526,962

Total	$4,617,260	$30,193,915	$33,398,069

Shares Outstanding (unlimited number if shares authorized)
Class A Shares	136,587	2,075,062	4,456,805
Class B Shares	33,297	293,603	15,074
Class C Shares	32,569	398,143	3,375
Class R Shares	91	134	153
Institutional Services Class Shares	193,155	991,574	212,183

Total	395,699	3,758,516	4,687,590

Net Asset Value:
Class A Shares	$11.69	$8.04	$7.12
Class B Shares (a)	$11.52	$7.83	$6.94
Class C Shares (b)	$11.52	$7.88	$6.97
Class R Shares	$11.54	$7.85	$6.96
Institutional Services Class Shares	$11.71	$8.13	$7.20
Maximum Offering Price Per Share (100%/(100% — maximum sales charge) of net asset value adjusted to the nearest cent)
Class A Shares	$12.40	$8.53	$7.55

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2004 Semiannual Report 33

Leadership Series

Statements of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

	Gartmore Nationwide	Gartmore U.S.	Gartmore Worldwide
	Leaders Fund	Growth Leaders Fund	Leaders Fund

INVESTMENT INCOME:
Interest income	$626	$5,805	$1,772
Dividend income (net of foreign withholding tax of $0; $0 and $21,723; respectively)	25,255	91,585	345,319
Income from securities lending	—	705	313

Total Income	25,881	98,095	347,404

Expenses:
Investment advisory fees	18,811	138,603	180,054
Fund administration and transfer agent fees	4,136	19,635	47,014
Distribution fees Class A	1,777	16,080	42,991
Distribution fees Class B	1,890	11,342	491
Distribution fees Class C	1,842	12,257	111
Distribution fees Class R	2	2	2
Administrative servicing fees Class A	46	5,194	7,683
Administrative servicing fees Class R	2	2	2
Administrative servicing fees Institutional Service Class	2,054	10,344	1,871
Registration and filing fees	20,835	18,488	18,463
Other	1,088	4,209	12,380

Total expenses before reimbursed expenses	52,483	236,156	311,062
Expenses reimbursed	(19,789)	(10,273)	(5,826)

Total Expenses	32,694	225,883	305,236

Net Investment Income (Loss)
	(6,813)	(127,788)	42,168

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	415,988	911,486	2,056,343
Net realized gains (losses) on foreign currency transactions	—	—	(45,574)

Net realized gains (losses) on investment, and foreign currency transactions	415,988	911,486	2,010,769
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(351,321)	(1,908,170)	(1,352,534)

Net realized/unrealized gains (losses) on investments and foreign currencies	64,667	(996,684)	658,235

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
	$57,854	$(1,124,472)	$700,403

See notes to financial statements.

34 Semiannual Report 2004

Statements of Changes in Net Assets

	Gartmore Nationwide		Gartmore U.S. Growth
	Leaders Fund		Leaders Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(6,813)	$(5,050)	$(127,788)	$(87,378)
Net realized gains (losses) on investment and foreign currency transactions	415,988	(59,975)	911,486	2,057,741
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(351,321)	582,847	(1,908,170)	1,383,567

Change in net assets resulting from operations	57,854	517,822	(1,124,472)	3,353,930

Distributions to Class A Shareholders from:
Net investment income	—	(3,468)	—	—
Distributions to Class B Shareholders from:
Net investment income	—	(477)	—	—
Distributions to Class C Shareholders from:
Net investment income	—	(368)	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	(3,660)	—	—

Change in net assets from shareholder distributions	—	(7,973)	—	—

Change in net assets from capital transactions	1,104,337	714,713	12,410,453	12,610,380

Change in net assets	1,162,191	1,224,562	11,285,981	15,964,310
Net Assets:
Beginning of period	3,455,069	2,230,507	18,907,934	2,943,624

End of period	$4,617,260	$3,455,069	$30,193,915	$18,907,934

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Worldwide
	Leaders Fund
	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$42,168	$(64,310)
Net realized gains (losses) on investment and foreign currency transactions	2,010,769	8,003,840
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,352,534)	(1,598,403)

Change in net assets resulting from operations	700,403	6,341,127

Distributions to Class A Shareholders from:
Net investment income	—	—
Distributions to Class B Shareholders from:
Net investment income	—	—
Distributions to Class C Shareholders from:
Net investment income	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—

Change in net assets from shareholder distributions	—	—

Change in net assets from capital transactions	(3,706,653)	26,929,213

Change in net assets	(3,006,250)	33,270,340
Net Assets:
Beginning of period	36,404,319	3,133,979

End of period	$33,398,069	$36,404,319

See notes to financial statements.

2004 Semiannual Report 35

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Leadership Series

Gartmore Nationwide Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.02	(0.55)	(0.53)
Year Ended October 31, 2003	$9.46	—	1.98	1.98
Six Months Ended April 30, 2004 (Unaudited)	$11.40	(0.01)	0.30	0.29
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)
Year Ended October 31, 2003	$9.40	(0.09)	1.97	1.88
Six Months Ended April 30, 2004 (Unaudited)	$11.27	(0.05)	0.30	0.25
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)
Year Ended October 31, 2003	$9.40	(0.08)	1.96	1.88
Six Months Ended April 30, 2004 (Unaudited)	$11.27	(0.05)	0.30	0.25
Class R Shares
Period Ended October 31, 2003 (e)	$10.98	(0.01)	0.31	0.30
Six Months Ended April 30, 2004 (Unaudited)	$11.28	(0.04)	0.30	0.26
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.03	(0.55)	(0.52)
Year Ended October 31, 2003	$9.47	—	1.99	1.99
Six Months Ended April 30, 2004 (Unaudited)	$11.42	(0.01)	0.30	0.29

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d)	(0.01)	(0.01)	$9.46	(5.34%	)(f)
Year Ended October 31, 2003	(0.04)	(0.04)	$11.40	(20.97%	)
Six Months Ended April 30, 2004 (Unaudited)	—	—	$11.69	2.54%	(f)
Class B Shares
Period Ended October 31, 2002 (d)	—	—	$9.40	(6.00%	)(f)
Year Ended October 31, 2003	(0.01)	(0.01)	$11.27	(20.08%	)
Six Months Ended April 30, 2004 (Unaudited)	—	—	$11.52	2.22%	(f)
Class C Shares
Period Ended October 31, 2002 (d)	—	—	$9.40	(6.00%	)(f)
Year Ended October 31, 2003	(0.01)	(0.01)	$11.27	(20.08%	)
Six Months Ended April 30, 2004 (Unaudited)	—	—	$11.52	2.22%	(f)
Class R Shares
Period Ended October 31, 2003 (e)	—	—	$11.28	2.73%	(f)
Six Months Ended April 30, 2004 (Unaudited)	—	—	$11.54	2.30%	(f)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	(0.01)	(0.01)	$9.47	(5.23%	)(f)
Year Ended October 31, 2003	(0.04)	(0.04)	$11.42	(21.10%	)
Six Months Ended April 30, 2004 (Unaudited)	—	—	$11.71	2.54%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$891	1.45%	(g)	0.23%	(g)	4.93%	(g)	(3.25%	)(g)	60.54%
Year Ended October 31, 2003	$1,351	1.45%		(0.04%	)	3.23%		(1.82%	)	196.86%
Six Months Ended April 30, 2004 (Unaudited)	$1,596	1.46%	(g)	(0.21%	)(g)	2.40%	(g)	(1.16%	)(g)	104.15%
Class B Shares
Period Ended October 31, 2002 (d)	$317	2.20%	(g)	(0.58%	)(g)	5.78%	(g)	(4.16%	)(g)	60.54%
Year Ended October 31, 2003	$350	2.20%		(0.74%	)	4.11%		(2.65%	)	196.86%
Six Months Ended April 30, 2004 (Unaudited)	$383	2.20%	(g)	(0.96%	)(g)	3.15%	(g)	(1.91%	)(g)	104.15%
Class C Shares
Period Ended October 31, 2002 (d)	$243	2.21%	(g)	(0.60%	)(g)	5.80%	(g)	(4.19%	)(g)	60.54%
Year Ended October 31, 2003	$358	2.20%		(0.82%	)	3.95%		(2.57%	)	196.86%
Six Months Ended April 30, 2004 (Unaudited)	$375	2.20%	(g)	(0.96%	)(g)	3.14%	(g)	(1.90%	)(g)	104.15%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.80%	(g)	(1.11%	)(g)	(1.90%	)(g)	(1.21%	)(g)	196.86%
Six Months Ended April 30, 2004 (Unaudited)	$1	1.90%	(g)	(0.68%	)(g)	2.93%	(g)	(1.72%	)(g)	104.15%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$778	1.32%	(g)	0.39%	(g)	4.74%	(g)	(3.03%	)(g)	60.54%
Year Ended October 31, 2003	$1,395	1.38%		0.01%		3.06%		(1.67%	)	196.86%
Six Months Ended April 30, 2004 (Unaudited)	$2,261	1.40%	(g)	(0.17%	)(g)	2.35%	(g)	(1.12%	)(g)	104.15%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

36 Semiannual Report 2004

Gartmore U.S. Growth Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	1.65	1.64
Year Ended October 31, 2001	$11.64	(0.08)	(5.13)	(5.21)
Year Ended October 31, 2002	$6.02	(0.07)	(0.46)	(0.53)
Year Ended October 31, 2003	$5.49	(0.03)	2.76	2.73
Six Months Ended April 30, 2004 (Unaudited)	$8.22	(0.03)	(0.15)	(0.18)
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.03)	1.65	1.62
Year Ended October 31, 2001	$11.62	(0.11)	(5.14)	(5.25)
Year Ended October 31, 2002	$5.96	(0.12)	(0.44)	(0.56)
Year Ended October 31, 2003 (f)	$5.40	(0.11)	2.74	2.63
Six Months Ended April 30, 2004 (Unaudited)	$8.03	(0.06)	(0.14)	(0.20)
Class C Shares
Period Ended October 31, 2001 (e)	$6.45	(0.04)	(0.41)	(0.45)
Year Ended October 31, 2002 (f)	$6.00	(0.12)	(0.44)	(0.56)
Year Ended October 31, 2003 (f)	$5.44	(0.13)	2.77	2.64
Six Months Ended April 30, 2004 (Unaudited)	$8.08	(0.05)	(0.15)	(0.20)
Class R Shares
Period Ended October 31, 2003 (g)	$7.49	(0.01)	0.56	0.55
Six Months Ended April 30, 2004 (Unaudited)	$8.04	(0.05)	(0.14)	(0.19)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	—	1.66	1.66
Year Ended October 31, 2001	$11.66	(0.06)	(5.13)	(5.19)
Year Ended October 31, 2002 (f)	$6.06	(0.06)	(0.46)	(0.52)
Year Ended October 31, 2003	$5.54	(0.03)	2.80	2.77
Six Months Ended April 30, 2004 (Unaudited)	$8.31	(0.03)	(0.15)	(0.18)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	$11.64	16.40%	(h)
Year Ended October 31, 2001	(0.41)	(0.41)	$6.02	(45.81%	)
Year Ended October 31, 2002	—	—	$5.49	(8.80%	)
Year Ended October 31, 2003	—	—	$8.22	(49.73%	)
Six Months Ended April 30, 2004 (Unaudited)	—	—	$8.04	(2.19%	)(h)
Class B Shares
Period Ended October 31, 2000 (d)	—	—	$11.62	16.20%	(h)
Year Ended October 31, 2001	(0.41)	(0.41)	$5.96	(46.25%	)
Year Ended October 31, 2002	—	—	$5.40	(9.40%	)
Year Ended October 31, 2003 (f)	—	—	$8.03	(48.70%	)
Six Months Ended April 30, 2004 (Unaudited)	—	—	$7.83	(2.49%	)(h)
Class C Shares
Period Ended October 31, 2001 (e)	—	—	$6.00	(6.98%	)(h)
Year Ended October 31, 2002 (f)	—	—	$5.44	(9.33%	)
Year Ended October 31, 2003 (f)	—	—	$8.08	48.53%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$7.88	(2.48%	)(h)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$8.04	7.34%	(h)
Six Months Ended April 30, 2004 (Unaudited)	—	—	$7.85	(2.36%	)(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	—	—	$11.66	16.60%	(h)
Year Ended October 31, 2001	(0.41)	(0.41)	$6.06	(45.55%	)
Year Ended October 31, 2002 (f)	—	—	$5.54	(8.58%	)
Year Ended October 31, 2003	—	—	$8.31	(50.00%	)
Six Months Ended April 30, 2004 (Unaudited)	—	—	$8.13	(2.17%	)(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$1,411	1.20%	(i)	(0.30%	)(i)	8.29%	(i)	(7.39%	)(i)	124.62%
Year Ended October 31, 2001	$1,195	1.60%		(1.04%	)	7.91%		(7.35%	)	944.67%
Year Ended October 31, 2002	$1,356	1.57%		(1.20%	)	3.04%		(2.67%	)	773.95%
Year Ended October 31, 2003	$8,714	1.59%		(1.02%	)	2.10%		(1.54%	)	637.45%
Six Months Ended April 30, 2004 (Unaudited)	$16,692	1.63%	(i)	(0.88%	)(i)	1.71%	(i)	(0.96%	)(i)	268.51%
Class B Shares
Period Ended October 31, 2000 (d)	$804	1.70%	(i)	(0.83%	)(i)	9.20%	(i)	(8.33%	)(i)	124.62%
Year Ended October 31, 2001	$772	2.20%		(1.66%	)	8.84%		(8.30%	)	944.67%
Year Ended October 31, 2002	$719	2.26%		(1.89%	)	3.88%		(3.51%	)	773.95%
Year Ended October 31, 2003 (f)	$2,023	2.30%		(1.72%	)	2.96%		(2.38%	)	637.45%
Six Months Ended April 30, 2004 (Unaudited)	$2,299	2.30%	(i)	(1.55%	)(i)	2.37%	(i)	(1.62%	)(i)	268.51%
Class C Shares
Period Ended October 31, 2001 (e)	$9	2.20%	(i)	(1.77%	)(i)	9.87%	(i)	(9.44%	)(i)	944.67%
Year Ended October 31, 2002 (f)	$16	2.27%		(1.89%	)	3.69%		(3.31%	)	773.95%
Year Ended October 31, 2003 (f)	$1,606	2.30%		(1.76%	)	2.60%		(2.07%	)	637.45%
Six Months Ended April 30, 2004 (Unaudited)	$3,137	2.30%	(i)	(1.57%	)(i)	2.39%	(i)	(1.66%	)(i)	268.51%
Class R Shares
Period Ended October 31, 2003 (g)	$1	1.90%	(i)	(1.64%	)(i)	2.00%	(i)	(1.74%	)(i)	637.45%
Six Months Ended April 30, 2004 (Unaudited)	$1	2.02%	(i)	(1.30%	)(i)	2.17%	(i)	(1.46%	)(i)	268.51%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$777	0.75%	(i)	0.12%	(i)	8.14%	(i)	(7.27%	)(i)	124.62%
Year Ended October 31, 2001	$449	1.30%		(0.75%	)	7.39%		(6.84%	)	944.67%
Year Ended October 31, 2002 (f)	$853	1.32%		(0.95%	)	2.52%		(2.15%	)	773.95%
Year Ended October 31, 2003	$6,563	1.50%		(0.94%	)	2.00%		(1.44%	)	637.45%
Six Months Ended April 30, 2004 (Unaudited)	$8,065	1.54%	(i)	(0.80%	)(i)	1.62%	(i)	(0.87%	)(i)	268.51%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

2004 Semiannual Report 37

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Leadership Series

Gartmore Worldwide Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	—	(0.88)	(0.88)
Year Ended October 31, 2001	$9.12	(0.01)	(2.85)	(2.86)
Year Ended October 31, 2002	$6.26	—	(0.76)	(0.76)
Year Ended October 31, 2003	$5.50	(0.02)	1.53	1.51
Six Months Ended April 30, 2004 (Unaudited)	$7.01	0.01	0.10	0.11
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	—	(0.89)	(0.89)
Year Ended October 31, 2001	$9.11	(0.06)	(2.85)	(2.91)
Year Ended October 31, 2002	$6.20	(0.04)	(0.75)	(0.79)
Year Ended October 31, 2003 (e)	$5.41	(0.04)	1.48	1.44
Six Months Ended April 30, 2004 (Unaudited)	$6.85	(0.01)	0.10	0.09
Class C Shares
Period Ended October 31, 2001 (f)	$7.77	(0.02)	(1.52)	(1.54)
Year Ended October 31, 2002	$6.23	(0.04)	(0.75)	(0.79)
Year Ended October 31, 2003	$5.44	(0.06)	1.51	1.45
Six Months Ended April 30, 2004 (Unaudited)	$6.89	(0.01)	0.09	0.08
Class R Shares
Period Ended October 31, 2003 (i)	$6.55	(0.01)	0.32	0.31
Six Months Ended April 30, 2004 (Unaudited)	$6.86	—	0.10	0.10
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.01	(0.89)	(0.88)
Year Ended October 31, 2001	$9.12	0.01	(2.84)	(2.83)
Year Ended October 31, 2002	$6.29	0.01	(0.76)	(0.75)
Year Ended October 31, 2003	$5.54	—	1.54	1.54
Six Months Ended April 30, 2004 (Unaudited)	$7.08	0.01	0.11	0.12

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Net Asset
	Value, End	Total
	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	$9.12	(8.80%	)(g)
Year Ended October 31, 2001	$6.26	(31.36%	)
Year Ended October 31, 2002	$5.50	(12.14%	)
Year Ended October 31, 2003	$7.01	(27.45%	)
Six Months Ended April 30, 2004 (Unaudited)	$7.12	1.57%	(g)
Class B Shares
Period Ended October 31, 2000 (d)	$9.11	(8.90%	)(g)
Year Ended October 31, 2001	$6.20	(31.94%	)
Year Ended October 31, 2002	$5.41	(12.74%	)
Year Ended October 31, 2003 (e)	$6.85	(26.62%	)
Six Months Ended April 30, 2004 (Unaudited)	$6.94	1.31%	(g)
Class C Shares
Period Ended October 31, 2001 (f)	$6.23	(19.82%	)(g)
Year Ended October 31, 2002	$5.44	(12.68%	)
Year Ended October 31, 2003	$6.89	(26.65%	)
Six Months Ended April 30, 2004 (Unaudited)	$6.97	1.16%	(g)
Class R Shares
Period Ended October 31, 2003 (i)	$6.86	4.73%	(g)
Six Months Ended April 30, 2004 (Unaudited)	$6.96	1.46%	(g)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$9.12	(8.80%	)(g)
Year Ended October 31, 2001	$6.29	(31.03%	)
Year Ended October 31, 2002	$5.54	(11.92%	)
Year Ended October 31, 2003	$7.08	(27.80%	)
Six Months Ended April 30, 2004 (Unaudited)	$7.20	1.69%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$1,542	1.68%	(h)	0.05%	(h)	6.74%	(h)	(5.01%	)(h)	21.59%
Year Ended October 31, 2001	$1,096	1.75%		(0.19%	)	5.71%		(4.15%	)	34.57%
Year Ended October 31, 2002	$1,046	1.69%		(0.03%	)	2.60%		(0.94%	)	467.35%
Year Ended October 31, 2003	$34,889	1.67%		(0.47%	)	(i)		(i)		689.06%
Six Months Ended April 30, 2004 (Unaudited)	$31,742	1.69%	(h)	0.23%	(h)	1.73%	(h)	0.20%	(h)	261.23%
Class B Shares
Period Ended October 31, 2000 (d)	$1,519	2.26%	(h)	(0.53%	)(h)	7.47%	(h)	(5.74%	)(h)	21.59%
Year Ended October 31, 2001	$1,051	2.35%		(0.78%	)	6.47%		(4.90%	)	34.57%
Year Ended October 31, 2002	$936	2.39%		(0.72%	)	3.36%		(1.69%	)	467.35%
Year Ended October 31, 2003 (e)	$96	2.39%		(0.72%	)	(i)		(i)		689.06%
Six Months Ended April 30, 2004 (Unaudited)	$105	2.40%	(h)	(0.44%	)(h)	2.43%	(h)	(0.47%	)(h)	261.23%
Class C Shares
Period Ended October 31, 2001 (f)	$20	2.35%	(h)	(1.04%	)(h)	7.40%	(h)	(6.09%	)(h)	34.57%
Year Ended October 31, 2002	$19	2.39%		(0.71%	)	3.41%		(1.73%	)	467.35%
Year Ended October 31, 2003	$19	2.38%		(0.84%	)	(i)		(i)		689.06%
Six Months Ended April 30, 2004 (Unaudited)	$24	2.40%	(h)	(0.33%	)(h)	2.44%	(h)	(0.37%	)(h)	261.23%
Class R Shares
Period Ended October 31, 2003 (i)	$1	1.87%	(h)	(1.05%	)(h)	1.97%	(h)	(1.15%	)(h)	689.06%
Six Months Ended April 30, 2004 (Unaudited)	$1	2.02%	(h)	(0.06%	)(h)	2.04%	(h)	(0.08%	)(h)	261.23%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$1,521	1.36%	(h)	0.37%	(h)	6.45%	(h)	(4.72%	)(h)	21.59%
Year Ended October 31, 2001	$1,048	1.42%		0.13%		5.44%		(3.89%	)	34.57%
Year Ended October 31, 2002	$1,133	1.42%		0.25%		2.34%		(0.67%	)	467.35%
Year Ended October 31, 2003	$1,400	1.46%		0.12%		(i)		(i)		689.06%
Six Months Ended April 30, 2004 (Unaudited)	$1,527	1.65%	(h)	0.31%	(h)	1.68%	(h)	0.27%	(h)	261.23%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	Not annualized.
(h)	Annualized.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003

See notes to financial statements.

38 Semiannual Report 2004

International Series

Gartmore Emerging Markets Fund	Class A Shares symbol: GEGAX Class B Shares symbol: GEGBX Class C Shares symbol: GEGCX Class R Shares symbol: GEMRX Institutional Service Class symbol: GEGSX

How did the Fund perform?

For the period ended April 30, 2004, the Gartmore Emerging Markets Fund returned 10.26% versus 9.38% for its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds was 9.89%.

In late 2003, the Fund was strongly positioned to take advantage of the impending global economic recovery with overweights in largely cyclical sectors, such as industrials and information technology. The Fund had significant exposure to Brazil to benefit from declining interest rates and its improving economy. The Fund’s performance also was helped by its exposure to Mexico, since improving U.S. conditions have been driving stronger economic conditions in that country.

As it became clear during the semiannual period that global monetary conditions would have to tighten, we repositioned the Fund to be more defensive. We have reduced the Fund’s overweight position in Brazil and lowered the exposure to China, which now is an underweight versus the benchmark. We also have steadily increased Fund exposure to financials stocks, a defensive sector, to an overweight position. Adhering to the Fund’s specialty investment strategy, and given current market conditions, we believe that these changes to Fund holdings may enhance the portfolio’s alpha—the risk-adjusted returns that are added to overall Fund returns by a manager’s stock and sector selection.

We remain cautiously optimistic about the prospects for emerging markets in 2004, despite the recent sharp sell-off. We feel that the sell-off has been excessive and reflects a departure from underlying economic fundamentals; the extent of the declines does not accurately reflect the growth in both GDP and corporate earnings that the aforementioned countries are likely to generate during the remainder of the year.

We also feel that the scale of U.S. interest-rate hikes currently being priced into the market is extreme. We expect that the realization will sink in that U.S. rates, in reality, are on a slower upward path, a realization from which emerging markets should benefit.

Portfolio Managers: Philip Ehrmann and Peter Dalgliesh

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	10.26%	61.64%	4.23%
	w/SC3	3.95%	52.32%	2.56%

Class B	w/o SC2	9.97%	60.45%	3.56%
	w/SC4	4.97%	55.45%	2.81%

Class C5	w/o SC2	9.93%	60.53%	3.93%
	w/SC6	8.93%	59.53%	3.93%

Class R [7,8]		10.07%	60.59%	3.58%

Institutional Service Class[8]		10.44%	62.16%	4.62%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Emerging Markets Fund, S&P/ IFCI Emerging Markets Composite Index(a), Morgan Stanley Capital International Emerging Markets Index Free (MSCI Emerging Markets Free)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P/ IFCI Emerging Markets Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors.

(b)	The MSCI Emerging Markets Free is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 39

International Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Emerging Markets Fund

Common Stocks (91.9%)

	Shares	Value

BRAZIL (8.7%)
Aerospace & Defense (0.8%)
Empresa Brasiliera de Aeronautica SA ADR	7,623	$196,673

Banking (1.3%)
Banco Itau Holding Financeira SA ADR	7,700	305,228

Beverages (0.5%)
Companhia de Bebidas das Americas ADR	5,800	108,808

Chemicals (0.5%)
Braskem SA (b)	5,700,000	113,149

Electric Utility (0.8%)
Companhia Energetica de Minas Gerais	12,200,000	186,291

Oil & Gas (2.1%)
Petroleo Brasileiro SA ADR	9,600	277,440
Petroleo Brasileiro SA ADR (c)	8,100	202,095

		479,535

Paper Products (1.0%)
Klabin SA	184,000	236,634

Steel (0.9%)
Gerdau SA ADR	10,300	216,506

Telecommunications (0.8%)
Tele Norte Leste Participacoes SA ADR	15,000	177,600

		2,020,424

CHINA (2.1%)
Mining (0.9%)
Yanzhou Coal Mining Co. Ltd.	236,000	220,877

Oil & Gas (0.9%)
Sinopec Shanghai Petrochemical Co. Ltd.	620,000	206,672

Steel (0.3%)
Angang New Steel Co. Ltd.	152,000	57,976

		485,525

HONG KONG (4.0%)
Chemicals (0.5%)
Global Bio-chem Technology Group Co. Ltd.	156,000	114,003

Electric Utility (1.5%)
China Resources Power Holdings Co. Ltd. (b)	656,000	351,137

Electronics (0.4%)
Nam Tai Electronic & Electrical Products Ltd. (b)	206,000	93,759

Equipment Leasing (0.7%)
Cosco Pacific Ltd.	124,000	158,978

Household Durables (0.2%)
Texwinca Holdings Ltd.	62,000	46,104

Semiconductors (0.7%)
Solomon Systech International Ltd. (b)	654,000	156,796

		920,777

HUNGARY (0.3%)
Commercial Banks (0.3%)
OTP Bank Rt. (b)	4,200	78,314

INDIA (1.4%)
Banks (0.6%)
ICICI Bank Ltd. ADR	8,550	132,525

Pharmaceuticals (0.8%)
Ranbaxy Laboratories Ltd. GDR	8,000	192,800

		325,325

INDONESIA (3.2%)
Banking (1.4%)
PT Bank Mandiri	1,276,000	210,681
PT Bank Rakyat Indonesia (b)	595,500	116,971

		327,652

Metals & Mining (0.5%)
PT Bumi Resources Tbk	2,210,500	119,561

Oil & Gas (0.7%)
Perusahaan Gas Negara (b)	1,100,722	162,940

Telecommunications (0.6%)
PT Telekomunikasi Indonesia	148,500	136,122

		746,275

ISRAEL (3.6%)
Banking (0.7%)
Bank Hapoalim Ltd.	65,300	168,479

Computer Hardware (1.0%)
M-Systems Flash Disk Pioneer Ltd. (b)	13,500	235,575

Computer Software (0.6%)
Retalix Ltd. ADR (b)	7,400	136,456

Electronics (1.3%)
NICE Systems Ltd. ADR (b)	4,800	111,408
Orbotech Ltd. (b)	8,900	187,968

		299,376

		839,886

40 Semiannual Report 2004

Common Stocks (continued)

	Shares	Value

KOREA (23.1%)
Automobile (1.3%)
Ssangyong Motor Co. (b)	40,700	$295,880

Banking (0.9%)
Hana Bank	9,340	201,789

Commercial Services (1.3%)
Kookmin Bank ADR	8,100	300,510

Communications Equipment (1.0%)
KH Vatec Co. Ltd.	6,200	239,366

Electrical Equipment (1.0%)
Kumho Electric, Inc.	4,596	234,236

Electronics (2.8%)
Samsung Corp.	11,400	136,021
Samsung Electro Mechanics Co. Ltd. (b)	7,000	263,689
Samsung Electronics Co. Ltd.	500	237,355

		637,065

Entertainment Software (0.2%)
Webzen, Inc. ADR (b)	6,900	54,510

Financial (2.1%)
Daishin Securities Co.	30,600	211,763
Woori Finance Holdings Co. Ltd.	38,200	268,915

		480,678

Household Durables (1.1%)
LG Electronics, Inc.	3,100	188,111
LG Electronics, Inc. (c)	2,300	71,547

		259,658

Industrials (1.4%)
Hanjin Shipping Co. Ltd.	9,300	130,779
Korean Air Co. Ltd. (b)	14,400	196,361

		327,140

Metals & Mining (0.4%)
POSCO ADR	3,300	101,475

Retail (0.7%)
Shinsegae Co. Ltd.	700	158,094

Semiconductor Equipment & Products (4.5%)
Samsung Electronics GDR	7,500	1,027,501

Steel (1.1%)
Dongkuk Steel Mill Co. Ltd.	26,300	204,644
Pohang Iron & Steel Co.	400	48,920

		253,564

Telecommunications (2.3%)
Daum Communications Corp. (b)	4,300	185,068
SK Telecom Co. Ltd.	1,880	320,450
SK Telecom Co. Ltd. ADR	1,600	32,320

		537,838

Tobacco (1.0%)
KT&G Corp.	9,300	236,196

		5,345,500

MALAYSIA (6.3%)
Banking (1.0%)
Public Bank Berhad	245,000	220,500

Financial (1.3%)
CIMB Berhad	201,900	294,880

Food Products (1.2%)
IOI Corporation Berhad	116,900	278,407

Hotels, Restaurants & Leisure (1.1%)
Magnum Corp. Berhad	342,000	261,000

Telecommunications (1.7%)
Maxis Communications Berhad	82,000	187,737
Telekom Malaysia Berhad	85,000	211,381

		399,118

		1,453,905

MEXICO (7.5%)
Banks (1.1%)
Grupo Financiero Banorte SA de CV	71,400	252,948

Beverages (0.9%)
Coca-Cola, Femsa SA de CV (Femsa) ADR (b)	10,000	212,600

Housing Construction (0.5%)
Consorcio ARA SA de CV (b)	43,900	120,493

Industrials (1.1%)
Alfa SA, Class A	75,100	246,958

Media (0.2%)
TV Azteca SA de CV ADR	5,559	50,865

Retail (1.0%)
Organizacion Soriana SA de CV (b)	73,737	223,143

Telecommunications (2.7%)
America Movil SA de CV ADR	8,400	283,920
Telefonos de Mexico ADR	9,800	334,572

		618,492

		1,725,499

2004 Semiannual Report 41

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Emerging Markets Fund (Continued)

International Series

Common Stocks (continued)

	Shares	Value

POLAND (1.1%)
Banking (0.9%)
Bank Pekao SA	7,300	$227,078

Real Estate (0.2%)
Globe Trade Centre SA (b)	1,700	36,805

		263,883

RUSSIA (5.9%)
Mining (0.6%)
JSC MMC Norilsk Nickel ADR	2,400	142,800

Oil & Gas (4.6%)
LUKOIL ADR	3,100	337,125
OAO Gazprom ADR	8,600	302,720
Surgutneftegaz ADR	12,721	415,977

		1,055,822

Telecommunications (0.7%)
AO VimpelCom ADR (b)	1,900	170,544

		1,369,166

SINGAPORE (0.5%)
Oil & Gas (0.5%)
China Aviation Oil Singapore Corp. Ltd.	84,118	104,811

SOUTH AFRICA (6.9%)
Banking (1.0%)
ABSA Group Ltd.	35,700	230,174

Financial (1.2%)
African Bank Investments Ltd. (b)	70,400	107,276
Sanlam Ltd.	143,200	180,332

		287,608

Metals & Mining (0.4%)
Iscor Ltd.	20,225	96,818

Mining (3.0%)
Anglo American PLC	17,600	351,684
AngloGold Ltd.	5,660	179,818
Impala Platinum Holdings Ltd.	2,300	156,557

		688,059

Oil & Gas (0.7%)
Sasol Ltd.	10,600	159,086

Paper & Related Products (0.5%)
Sappi Ltd.	8,500	114,677

Retail (0.1%)
Massmart Holdings Ltd.	6,000	26,652

		1,603,074

TAIWAN (12.1%)
Banking (1.2%)
Taishin Financial Holdings Co. Ltd.	320,000	280,313

Banks (1.5%)
Bank of Kaohsiung	198,000	130,530
Cosmos Bank Taiwan (b)	343,000	216,827

		347,357

Computer Hardware (0.9%)
CMC Magnetics Corp. (b)	246,000	204,383

Computer Services (1.1%)
Accton Technology Corp.	337,000	243,468

Containers & Packaging (0.8%)
Cheng Loong Corp.	539,000	184,156

Electronics (1.9%)
Ichia Technologies, Inc. (b)	97,000	245,273
Yageo Corp. (b)	376,000	204,865

		450,138

Industrial Conglomerates (0.7%)
Far Eastern Textile Ltd.	267,780	161,216

Retail (0.6%)
Taiyen Biotech Co. Ltd. (b)	117,000	135,948

Semiconductors (3.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	230,640	399,212
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (b)	19,500	185,835
United Microelectronics Corp. ADR (b)	40,100	208,520

		793,567

		2,800,546

THAILAND (3.6%)
Financial (1.0%)
TISCO Finance Public Co. Ltd. (b)	310,100	228,642

Financial Services (1.5%)
Kiatnakin Finance Public Co. Ltd.	105,600	103,594
Kiatnakin Finance Public Co. Ltd.	80,600	79,069
Siam Commercial Bank Public Co. Ltd.	141,100	163,106

		345,769

Transportation (1.1%)
Thai Airways International Public Co. Ltd. (d)	178,900	254,869

		829,280

42 Semiannual Report 2004

Common Stocks (continued)

	Shares	Value

TURKEY (1.6%)
Automotive (0.7%)
Ford Otomotiv Sanayi AS (b)	19,323,000	$152,568

Banking (0.9%)
Turkiye Garanti Bankasi AS (b)	72,427,999	222,109

		374,677

Total Common Stocks		21,286,867

Participation Notes (4.9%)
INDIA (4.9%)
Automobile (0.8%)
Tata Motors Ltd. (b) (d)	18,000	191,160

Banking (0.8%)
Union Bank of India Ltd. (b) (d)	111,200	190,152

Chemicals (0.7%)
Indian Petrochemicals Corp. (b) (d)	38,000	161,500

Oil & Gas (1.7%)
Gail India Ltd. (b) (d)	20,800	102,336
Oil and Natural Gas Corp. Ltd. (b) (d)	14,300	270,127

		372,463

Software & Computer Services (0.9%)
Satyam Computer Services Ltd. (d)	29,500	212,695

Total Participation Notes		1,127,970

Warrants (0.5%)
INDIA (0.2%)
Banking (0.2%)
Deutsche — CW07 ICICI Bank Ltd. (b) (d)	7,500	53,100

THAILAND (0.3%)
Financial (0.3%)
Kiatnakin Finance Ltd. (b)	129,900	65,908

Total Warrants		119,008

Total Investments (Cost $21,709,560) (a) — 97.3%		22,533,845
Other assets in excess of liabilities — 2.7%		623,409

NET ASSETS — 100.0%		$23,157,254

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Preferred stock.

(d)	Fair Valued Security.

ADR      American Depositary Receipt

GDR      Global Depositary Receipt

At April 30, 2004, the Fund’s open forward foreign currency contracts were as follows:

				Unrealized
	Delivery	Contract	Market	Appreciation/
Currency	Date	Value	Value	(Depreciation)

Short Contracts:
Hong Kong Dollar	05/03/04	$8,124	$8,125	$(1)
Hong Kong Dollar	05/04/04	20,355	20,357	(2)
South Africa Rand	05/05/04	9,375	9,345	30
South Africa Rand	05/06/04	17,136	16,895	241

Total Short Contracts		$54,990	$54,722	$268

Long Contracts:
Mexican Peso	05/03/04	$12,607	$12,620	$13
Polish Zloty	05/05/04	36,582	36,784	202
Thai Baht	05/04/04	8,594	8,538	(56)

Total Long Contracts		$57,783	$57,942	$159

See notes to financial statements.

2004 Semiannual Report 43

International Series

Gartmore International Growth Fund	Class A Shares symbol: GIGAX Class B Shares symbol: GIGBX Class C Shares symbol: GIGCX Class R Shares symbol: GIRRX Institutional Service Class symbol: GIGSX

How did the Fund perform?

For the period ended April 30, 2004, the Gartmore International Growth Fund returned 7.45% versus 11.71% for the Morgan Stanley Capital International (MSCI) All Country World Free excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Funds was 10.46%.

This Fund’s objective is to search for stocks in the markets of Europe, Australasia, the Far East and other regions, including developing markets. We follow a rigorous, fundamental stock evaluation process, supplemented by quantitative processes that focus on gathering and examining data, that seeks to identify companies with the ability to generate earnings that will exceed or be sustained beyond market expectations.

For the semiannual period, the Fund’s benchmark index experienced positive returns in all sectors led by energy, utilities and consumer discretionary stocks. The top-performing countries for the Fund were Russia and Spain. The Fund’s strong stock selection within the financials, utilities and energy sectors, as well as within Hong Kong, greatly benefited performance. The Fund, however, underperformed its benchmark overall due to both stock selection and weightings in sector and country allocations.

An overweight position in the information technology sector was a major detractor from Fund performance. The Fund has readjusted, and since decreased, its position to a more neutral stance. During the semiannual period, the Fund also had a slight underweight in the health-care sector; this has been increased to a more defensive overweight position, as has the consumer discretionary sector.

We expect the global economic recovery to continue, but at a slower pace. The recovery in Japan is likely to continue because domestic demand is just beginning to experience growth after a long period of contraction. Japan’s economy is starting to win the battle over chronic deflation, as indicated by rising prices in real estate and retail goods. The Fund, therefore, holds an overweight position in this country. In addition, the Fund has increased its position in Malaysia, a country that is likely to continue to gain from robust economic growth in China.

Portfolio Managers: Neil Rogan and Ben Walker

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	7.45%	42.05%	-7.55%
	w/SC3	1.21%	33.93%	-9.03%

Class B	w/o SC2	7.04%	40.93%	-8.23%
	w/SC4	2.04%	35.93%	-8.99%

Class C5	w/o SC2	7.00%	40.88%	-8.09%
	w/SC6	6.00%	39.88%	-8.09%

Class R [7,8]		7.18%	41.12%	-8.19%

Institutional Service Class[8]		7.52%	42.48%	-7.28%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Growth Fund, Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World Free ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

44 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore International Growth Fund

Common Stocks (93.7%)

	Shares or
	Principal Amount	Value

AUSTRALIA (2.1%)
Multimedia (2.1%)
The News Corp., Ltd. ADR	5,000	$168,750

FRANCE (8.1%)
Banking (3.5%)
BNP Paribas SA	1,300	78,075
Societe Generale	1,400	116,638
Credit Agricole SA	3,400	83,879

		278,592

Multimedia (1.4%)
Vivendi Universal SA	4,666	117,405

Oil & Gas (1.4%)
Total SA	600	110,980

Pharmaceuticals (1.0%)
Aventis SA	1,100	83,799

Telecommunications (0.8%)
France Telecom SA	2,800	67,566

		658,342

GERMANY (3.6%)
Automotive (0.4%)
Bayerische Motoren Werke AG (b)	698	29,997

Banking (0.4%)
Deutsche Bank AG (b)	400	32,846

Manufacturing (1.8%)
Siemens AG	2,000	143,610

Telecommunications (1.0%)
Deutsche Telekom AG (b)	4,824	82,809

		289,262

HONG KONG (3.8%)
Diversified (1.9%)
Swire Pacific Ltd. (b)	24,000	156,927

Real Estate (1.9%)
Sun Hung Kai Properties Ltd.	18,000	154,619

		311,546

IRELAND (1.6%)
Building & Construction (1.6%)
CRH PLC	6,300	133,673

ITALY (1.6%)
Oil & Gas (1.6%)
ENI SPA	6,500	132,150

JAPAN (25.9%)
Automotive (3.4%)
Nissan Motor Co. Ltd.	16,400	182,644

Banking (1.1%)
Sumitomo Mitsui Financial Group, Inc.	12	90,689

Building & Construction (0.6%)
Daiwa House Industry Co. Ltd. (b)	4,000	44,765

Chemicals (2.9%)
Asahi Kasei Corp.	21,000	114,748
Shin-Etsu Chemical Co. Ltd.	3,000	121,245

		235,993

Computer Software & Services (1.8%)
Fujitsu Ltd.	21,000	145,956
Seiko Epson Corp.	2,500	98,093

		244,049

Electronics (2.9%)
Matsushita Electric Industrial Co. Ltd.	8,000	117,512
Yokogawa Electric Corp.	9,000	122,251

		239,763

Financial Services (6.6%)
Credit Saison Co. Ltd. (b)	6,000	175,615
Mitsubishi Tokyo Financial Group, Inc.	17	151,275
Nomura Holdings, Inc.	6,000	97,431
Orix Corp.	1,000	106,021

		530,342

Machinery-Electrical (1.1%)
Fuji Electric Holdings Co. Ltd.	35,000	92,927

Pharmaceuticals (1.5%)
Takeda Chemical Industries Ltd.	3,000	120,973

Real Estate (1.6%)
Mitsui Fudosan Co. Ltd.	12,000	132,119

Retail (1.2%)
Marui Co. Ltd.	6,100	95,738

Trading (1.2%)
Mitsubishi Corp.	9,000	85,796

		2,095,798

KOREA (1.9%)
Electronics (1.9%)
Samsung Electronics Co. Ltd. GDR	660	155,265

MALAYSIA (2.3%)
Telecommunications (2.3%)
Telekom Malaysia Berhad (b)	74,700	185,767

2004 Semiannual Report 45

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore International Growth Fund (Continued)

International Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

MEXICO (1.0%)
Retail (1.0%)
Grupo Electra SA de CV ADR	3,400	$80,206

NETHERLANDS (4.0%)
Electronics (1.4%)
Koninlijke (Royal) Philips Electronics NV	4,265	116,160

Oil & Gas (1.8%)
Royal Dutch Petroleum Co.	3,098	150,666

Semiconductors (0.8%)
ASML Holding NV (b)	3,850	61,290

		328,116

NORWAY (0.8%)
Transportation-Marine (0.8%)
Golar LNG Ltd. (b)	5,329	68,942

PORTUGAL (1.0%)
Telecommunications (1.0%)
Portugal Telecom, SGPS, SA	7,344	79,673

RUSSIA (1.3%)
Oil & Gas Transmission (1.3%)
Gazprom ADR	3,000	105,600

SINGAPORE (0.9%)
Cruise Lines (0.9%)
Star Cruises Ltd. (b)	279,000	73,935

SPAIN (1.3%)
Real Estate (1.3%)
Fadesa Inmobiliaria SA (b)	6,608	102,581

Television (0.0%)
Antena 3 Television (b)	18	915

		103,496

SWEDEN (1.0%)
Machinery-Construction & Mining (1.0%)
Atlas Copco AB	2,500	80,830

SWITZERLAND (9.2%)
Banking (3.7%)
Credit Suisse Group	3,600	126,886
UBS AG	2,500	177,676

		304,562

Food-Diversified (1.4%)
Nestle SA	450	113,836

Health & Personal Care (2.5%)
Roche Holding AG	1,900	199,291

Pharmaceuticals (1.6%)
Alcon, Inc.	1,800	133,650

		751,339

TAIWAN (1.0%)
Semiconductors (1.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (b)	47,000	81,352

UNITED KINGDOM (21.3%)
Airlines (1.5%)
British Airways PLC (b)	23,700	118,730

Banking (2.5%)
HSBC Holdings PLC	4,567	65,439
Standard Chartered PLC	9,085	139,198

		204,637

Broadcasting & Television (2.1%)
ITV PLC (b)	77,900	170,608

Building & Construction (2.4%)
Westbury PLC	24,549	196,774

Hotels & Leisure (1.6%)
Hilton Group PLC	29,300	129,119

Mining (2.9%)
Anglo American PLC	4,200	84,536
BHP Billiton PLC	18,889	150,903

		235,439

Oil & Gas (2.2%)
BP Amoco PLC	20,322	175,685

Pharmaceuticals (2.5%)
GlaxoSmithKline PLC	9,700	200,742

Retail (3.6%)
GUS PLC	10,000	138,499
William Morrison Supermarkets PLC	38,600	163,941

		302,440

		1,734,174

Total Common Stocks		7,618,216

46 Semiannual Report 2004

Repurchase Agreements (2.7%)

	Shares or
	Principal Amount	Value

CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $130,395 (Fully collateralized by Treasury Notes, U.S. Agency Securities, and AA Rated Corporate Bonds)	$130,385	$130,385
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $93,159 (Fully collateralized by AA Rated Corporate Bonds)	93,152	93,152

Total Repurchase Agreement		223,537

Total Investments (Cost $7,608,999)(a) — 96.4%		7,841,753
Other assets in excess of liabilities — 3.6%		290,741

NET ASSETS — 100.0%		$8,132,494

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

GDR      Global Depositary Receipt

At April 30, 2004, the Fund’s open forward foreign currency contracts were as follows:

				Unrealized
	Delivery	Contract	Market	Appreciation/
Currency	Date	Value	Value	(Depreciation)

Short Contract:
Euro	05/03/04	$63,494	$63,950	$(456)
Japanese Yen	05/06/04	41,035	40,796	239

Total Short Contracts		$104,529	$104,746	$(217)

See notes to financial statements.

2004 Semiannual Report 47

International Series

Statements of Assets and Liabilities
April 30, 2004 (Unaudited)

	Gartmore	Gartmore
	Emerging	International
	Markets Fund	Growth Fund

Assets:
Investments, at value (cost $21,709,560 and $7,385,462; respectively)	$22,533,845	$7,618,216
Repurchase agreements, at cost	—	223,537

Total Investment	22,533,845	7,841,753

Foreign currency, at value (cost $652,242 and $16,940; respectively)	648,571	16,468
Interest and dividends receivable	42,583	23,190
Receivable for capital shares issued	55,567	—
Receivable for investments sold	391,236	1,183,957
Unrealized appreciation on forward foreign currency contracts	486	239
Receivable from adviser	123	2,826
Reclaims receivable	—	7,328
Prepaid expenses and other assets	24,655	24,503

Total Assets	23,697,066	9,100,264

Liabilities:
Payable to custodian	158,056	8,808
Payable for investments purchased	342,892	944,105
Unrealized depreciation on forward foreign currency contracts	59	456
Accrued expenses and other payables
Investment advisory fees	22,942	6,956
Fund administration and transfer agent fees	3,384	2,435
Distribution fees	8,537	2,910
Administrative servicing fees	1,017	38
Other	2,925	2,062

Total Liabilities	539,812	967,770

Net Assets	$23,157,254	$8,132,494

Represented by:
Capital	$20,543,145	$10,299,442
Accumulated net investment income (loss)	(24,299)	(12,587)
Accumulated net realized gains (losses) from investment, futures, and foreign currency transactions	1,823,069	(2,392,433)
Net unrealized appreciation (depreciation) on investments, futures, and translation of assets and liabilities denominated in foreign currencies	815,339	238,072

Net Assets	$23,157,254	$8,132,494

Net Assets:
Class A Shares	$13,255,707	$2,925,196
Class B Shares	2,673,547	2,593,990
Class C Shares	3,706,519	85,153
Class R Shares	1,015	1,008
Institutional Service Class Shares	3,520,466	2,527,147

Total	$23,157,254	$8,132,494

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,141,472	390,167
Class B Shares	235,347	355,389
Class C Shares	321,941	11,594
Class R Shares	89	138
Institutional Service Class Shares	299,548	333,333

Total	1,998,397	1,090,621

Net Asset Value:
Class A Shares	$11.61	$7.50
Class B Shares (a)	$11.36	$7.30
Class C Shares (b)	$11.51	$7.35
Class R Shares	$11.37	$7.31
Institutional Service Class Shares	$11.75	$7.58
Maximum Offering Price Per Share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.32	$7.96

Maximum Sales Charge — Class A Shares	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

48 Semiannual Report 2004

Statements of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

	Gartmore	Gartmore
	Emerging	International
	Markets Fund	Growth Fund

INVESTMENT INCOME:
Interest income	$9,148	$—
Dividend income (net of foreign withholding tax $16,630 and $9,381; respectively)	165,366	58,125

Total Income	174,514	58,125

Expenses:
Investment advisory fees	103,414	40,059
Fund administration and transfer agent fees	15,876	8,110
Distribution fees Class A	13,845	3,589
Distribution fees Class B	12,328	12,817
Distribution fees Class C	11,534	315
Distribution fees Class R	1	1
Administrative servicing fees Class A	5,173	72
Administrative servicing fees Class R	1	1
Registration and filing fees	18,818	18,626
Other	5,158	2,947

Total expenses before reimbursed expenses	186,148	86,537
Expenses reimbursed	(3,881)	(13,660)

Total Expenses	182,267	72,877

Net Investment Income (Loss)
	(7,753)	(14,752)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	2,464,465	976,537
Net realized gains (losses) on futures transactions	—	(22,329)
Net realized gains (losses) on foreign currency transactions	(2,493)	(1,131)

Net realized gains (losses) on investment, futures, and foreign currency transactions	2,461,972	953,077
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	(1,710,568)	(428,867)

Net realized/unrealized gains (losses) on investments, futures, and foreign currencies	751,404	524,210

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
	$743,651	$509,458

See notes to financial statements.

2004 Semiannual Report 49

International Series

Statements of Changes in Net Assets

	Gartmore Emerging Markets Fund		Gartmore International Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(7,753)	$41,277	$(14,752)	$13,570
Net realized gains (losses) on investment, futures, and foreign currency transactions	2,461,972	824,505	953,077	745,468
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	(1,710,568)	2,771,822	(428,867)	928,479

Change in net assets resulting from operations	743,651	3,637,604	509,458	1,687,517

Distributions to Class A Shareholders from:
Net investment income	(8,896)	—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(3,699)	—	—	—

Change in net assets from shareholder distributions	(12,595)	—	—	—

Change in net assets from capital transactions	8,166,815	6,022,767	269,291	44,605

Change in net assets	8,897,871	9,660,371	778,749	1,732,122
Net Assets:
Beginning of period	14,259,383	4,599,012	7,353,745	5,621,623

End of period	$23,157,254	$14,259,383	$8,132,494	$7,353,745

See notes to financial statements.

50 Semiannual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Emerging Markets Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from
	Beginning	Income	Redemption	(Losses) on	Investment
	of Period	(Loss)	Fees	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	—	(1.87)	(1.88)
Year Ended October 31, 2001	$8.11	0.01	—	(2.14)	(2.13)
Year Ended October 31, 2002	$5.98	(0.03)	—	0.85	0.82
Year Ended October 31, 2003	$6.80	0.03	—	3.71	3.74
Six Months Ended April 30, 2004 (Unaudited)	$10.54	—	0.02	1.06	1.08
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	—	(1.88)	(1.89)
Year Ended October 31, 2001	$8.10	(0.03)	—	(2.13)	(2.16)
Year Ended October 31, 2002	$5.94	(0.08)	—	0.85	0.77
Year Ended October 31, 2003	$6.71	—	—	3.62	3.62
Six Months Ended April 30, 2004 (Unaudited)	$10.33	(0.04)	0.02	1.05	1.03
Class C Shares
Period Ended October 31, 2001 (e)	$7.57	(0.01)	—	(1.54)	(1.55)
Year Ended October 31, 2002	$6.02	(0.08)	—	0.86	0.78
Year Ended October 31, 2003	$6.80	—	—	3.67	3.67
Six Months Ended April 30, 2004 (Unaudited)	$10.47	(0.02)	0.02	1.04	1.04
Class R Shares
Period Ended April 30, 2004 (Unaudited) (h)	$11.20	—	0.02	0.15	0.17
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	—	—	(1.88)	(1.88)
Year Ended October 31, 2001	$8.11	0.04	—	(2.13)	(2.09)
Year Ended October 31, 2002	$6.01	(0.02)	—	0.87	0.85
Year Ended October 31, 2003	$6.86	0.08	—	3.72	3.80
Six Months Ended April 30, 2004 (Unaudited)	$10.66	0.02	0.02	1.07	1.11

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	(0.01)	(0.01)	$8.11	(18.90%	)(f)
Year Ended October 31, 2001	—	—	$5.98	(26.24%	)
Year Ended October 31, 2002	—	—	$6.80	13.71%
Year Ended October 31, 2003	—	—	$10.54	55.00%
Six Months Ended April 30, 2004 (Unaudited)	(0.01)	(0.01)	$11.61	10.26%	(f)
Class B Shares
Period Ended October 31, 2000 (d)	(0.01)	(0.01)	$8.10	(19.00%	)(f)
Year Ended October 31, 2001	—	—	$5.94	(26.67%	)
Year Ended October 31, 2002	—	—	$6.71	12.96%
Year Ended October 31, 2003	—	—	$10.33	53.95%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$11.36	9.97%	(f)
Class C Shares
Period Ended October 31, 2001 (e)	—	—	$6.02	(20.48%	)(f)
Year Ended October 31, 2002	—	—	$6.80	12.96%
Year Ended October 31, 2003	—	—	$10.47	53.97%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$11.51	9.93%	(f)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (h)	—	—	$11.37	1.52%	(f)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	(0.01)	(0.01)	$8.11	(18.90%	)(f)
Year Ended October 31, 2001	(0.01)	(0.01)	$6.01	(25.81%	)
Year Ended October 31, 2002	—	—	$6.86	14.14%
Year Ended October 31, 2003	—	—	$10.66	55.39%
Six Months Ended April 30, 2004 (Unaudited)	(0.02)	(0.02)	$11.75	10.44%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$1,366	2.15%	(g)	(0.35%	)(g)	7.24%	(g)	(5.44%	)(g)	10.88%
Year Ended October 31, 2001	$1,066	2.15%		0.18%		5.93%		(3.60%	)	97.85%
Year Ended October 31, 2002	$1,996	2.01%		(0.49%	)	2.41%		(0.89%	)	57.86%
Year Ended October 31, 2003	$9,070	1.88%		0.61%		2.45%		0.05%		146.04%
Six Months Ended April 30, 2004 (Unaudited)	$13,256	1.89%	(g)	0.04%	(g)	1.94%	(g)	0.00%	(g)	70.33%
Class B Shares
Period Ended October 31, 2000 (d)	$1,353	2.75%	(g)	(0.95%	)(g)	7.96%	(g)	(6.16%	)(g)	10.88%
Year Ended October 31, 2001	$1,164	2.75%		(0.40%	)	6.67%		(4.32%	)	97.85%
Year Ended October 31, 2002	$1,443	2.71%		(1.18%	)	3.22%		(1.69%	)	57.86%
Year Ended October 31, 2003	$2,010	2.55%		0.07%		3.18%		(0.56%	)	146.04%
Six Months Ended April 30, 2004 (Unaudited)	$2,674	2.55%	(g)	(0.67%	)(g)	2.59%	(g)	(0.72%	)(g)	70.33%
Class C Shares
Period Ended October 31, 2001 (e)	$10	2.75%	(g)	(0.85%	)(g)	8.68%	(g)	(6.78%	)(g)	97.85%
Year Ended October 31, 2002	$15	2.72%		(1.12%	)	3.28%		(1.68%	)	57.86%
Year Ended October 31, 2003	$1,398	2.55%		(0.12%	)	2.95%		(0.52%	)	146.04%
Six Months Ended April 30, 2004 (Unaudited)	$3,707	2.55%	(g)	(0.44%	)(g)	2.59%	(g)	(0.48%	)(g)	70.33%
Class R Shares
Period Ended April 30, 2004 (Unaudited) (h)	$1	2.28%	(g)	(0.20%	)(g)	2.28%	(g)	(0.20%	)(g)	70.33%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$1,354	1.82%	(g)	(0.02%	)(g)	6.95%	(g)	(5.15%	)(g)	10.88%
Year Ended October 31, 2001	$1,004	1.82%		0.49%		5.60%		(3.29%	)	97.85%
Year Ended October 31, 2002	$1,145	1.73%		(0.21%	)	2.24%		(0.72%	)	57.86%
Year Ended October 31, 2003	$1,781	1.55%		1.07%		2.18%		0.44%		146.04%
Six Months Ended April 30, 2004 (Unaudited)	$3,520	1.55%	(g)	0.32%	(g)	1.59%	(g)	0.27%	(g)	70.33%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

See notes to financial statements.

2004 Semiannual Report 51

Financial Highlights
Selected Data for Each Share of Capital Outstanding

International Series

Gartmore International Growth Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains
	Beginning	Income	Redemption	(Losses) on
	of Period	(Loss)	Fees	Investments

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	—	—	(1.14)
Year Ended October 31, 2001	$8.86	(0.02)	—	(2.65)
Year Ended October 31, 2002	$6.19	0.01	—	(0.82)
Year Ended October 31, 2003	$5.38	(0.01)	0.03	1.58
Six Months Ended April 30, 2004 (Unaudited)	$6.98	(0.01)	—	0.53
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	(0.01)	—	(1.14)
Year Ended October 31, 2001	$8.85	(0.07)	—	(2.64)
Year Ended October 31, 2002	$6.14	(0.03)	—	(0.81)
Year Ended October 31, 2003	$5.30	(0.05)	0.03	1.54
Six Months Ended April 30, 2004 (Unaudited)	$6.82	(0.03)	—	0.51
Class C Shares
Period Ended October 31, 2001 (e)	$7.72	(0.02)	—	(1.53)
Year Ended October 31, 2002	$6.17	(0.03)	—	(0.81)
Year Ended October 31, 2003	$5.33	(0.05)	0.03	1.55
Six Months Ended April 30, 2004 (Unaudited)	$6.86	—	—	0.49
Class R Shares
Period Ended April 30, 2004 (Unaudited) (h)	$7.25	0.02	—	0.04
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.01	—	(1.15)
Year Ended October 31, 2001	$8.86	—	—	(2.64)
Year Ended October 31, 2002	$6.22	0.03	—	(0.83)
Year Ended October 31, 2003	$5.42	0.01	0.03	1.59
Six Months Ended April 30, 2004 (Unaudited)	$7.05	—	—	0.53

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total
	from	Net Asset
	Investment	Value, End	Total
	Activities	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	(1.14)	$8.86	(11.40%	)(f)
Year Ended October 31, 2001	(2.67)	$6.19	(30.14%	)
Year Ended October 31, 2002	(0.81)	$5.38	(13.09%	)
Year Ended October 31, 2003	1.60	$6.98	29.74%
Six Months Ended April 30, 2004 (Unaudited)	0.52	$7.50	7.45%	(f)
Class B Shares
Period Ended October 31, 2000 (d)	(1.15)	$8.85	(11.50%	)(f)
Year Ended October 31, 2001	(2.71)	$6.14	(30.62%	)
Year Ended October 31, 2002	(0.84)	$5.30	(13.68%	)
Year Ended October 31, 2003	1.52	$6.82	28.68%
Six Months Ended April 30, 2004 (Unaudited)	0.48	$7.30	7.04%	(f)
Class C Shares
Period Ended October 31, 2001 (e)	(1.55)	$6.17	(20.08%	)(f)
Year Ended October 31, 2002	(0.84)	$5.33	(13.61%	)
Year Ended October 31, 2003	1.53	$6.86	28.71%
Six Months Ended April 30, 2004 (Unaudited)	0.49	$7.35	7.00%	(f)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (h)	0.06	$7.31	0.83%	(f)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	(1.14)	$8.86	(11.40%	)(f)
Year Ended October 31, 2001	(2.64)	$6.22	(29.80%	)
Year Ended October 31, 2002	(0.80)	$5.42	(12.86%	)
Year Ended October 31, 2003	1.63	$7.05	30.07%
Six Months Ended April 30, 2004 (Unaudited)	0.53	$7.58	7.52%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment
				Ratio of Net		Ratio of		Income
				Investment		Expenses		(Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$2,975	1.85%	(g)	0.05%	(g)	4.01%	(g)	(2.11%	)(g)	46.31%
Year Ended October 31, 2001	$2,156	1.85%		(0.30%	)	4.01%		(2.46%	)	236.28%
Year Ended October 31, 2002	$1,965	1.76%		0.20%		2.10%		(0.14%	)	226.70%
Year Ended October 31, 2003	$2,592	1.65%		0.39%		2.37%		(0.33%	)	304.72%
Six Months Ended April 30, 2004 (Unaudited)	$2,925	1.65%	(g)	(0.19%	)(g)	2.00%	(g)	(0.53%	)(g)	143.42%
Class B Shares
Period Ended October 31, 2000 (d)	$2,950	2.45%	(g)	(0.54%	)(g)	4.75%	(g)	(2.84%	)(g)	46.31%
Year Ended October 31, 2001	$2,078	2.45%		(0.89%	)	4.75%		(3.19%	)	236.28%
Year Ended October 31, 2002	$1,840	2.46%		(0.50%	)	2.85%		(0.89%	)	226.70%
Year Ended October 31, 2003	$2,395	2.40%		(0.36%	)	3.12%		(1.08%	)	304.72%
Six Months Ended April 30, 2004 (Unaudited)	$2,594	2.40%	(g)	(0.97%	)(g)	2.74%	(g)	(1.31%	)(g)	143.42%
Class C Shares
Period Ended October 31, 2001 (e)	$10	2.45%	(g)	(1.10%	)(g)	6.72%	(g)	(5.37%	)(g)	236.28%
Year Ended October 31, 2002	$10	2.46%		(0.53%	)	2.95%		(1.02%	)	226.70%
Year Ended October 31, 2003	$16	2.40%		(0.37%	)	3.12%		(1.09%	)	304.72%
Six Months Ended April 30, 2004 (Unaudited)	$85	2.40%	(g)	0.16%	(g)	2.76%	(g)	(0.20%	)(g)	143.42%
Class R Shares
Period Ended April 30, 2004 (Unaudited) (h)	$1	2.11%	(g)	0.78%	(g)	2.49%	(g)	0.40%	(g)	143.42%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$2,954	1.52%	(g)	0.39%	(g)	3.75%	(g)	(1.84%	)(g)	46.31%
Year Ended October 31, 2001	$2,073	1.52%		0.03%		3.72%		(2.17%	)	236.28%
Year Ended October 31, 2002	$1,807	1.48%		0.48%		1.85%		0.11%		226.70%
Year Ended October 31, 2003	$2,350	1.40%		0.64%		2.12%		(0.08%	)	304.72%
Six Months Ended April 30, 2004 (Unaudited)	$2,527	1.40%	(g)	0.03%	(g)	1.74%	(g)	(0.31%	)(g)	143.42%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

See notes to financial statements.

52 Semiannual Report 2004

Concept Series

Gartmore High Yield Bond Fund	Class A Shares symbol: NYBAX Class B Shares symbol: NYBBX Class C Shares symbol: NYBCX Class R Shares symbol: GHYRX Institutional Service Class symbol: NHYSX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore High Yield Bond Fund returned 4.65% versus 5.51% for its benchmark, the Citigroup U.S. High-Yield Market Index. For broader comparison, the average return for the Fund’s peer Lipper category of High Current Yield Funds was 4.93%.

We manage this Fund to achieve high current income along with capital appreciation. We primarily employ a bottom-up, or company specific, approach to constructing the portfolio, relying heavily on our proprietary research team to identify companies with improving credit trends and high-growth potential, as well as those companies that have been undervalued by the markets. In addition, because of the volatile nature of high-yield fixed-income issues, we pay special attention to the quality of each issue within the Fund’s portfolio. We actively manage the Fund’s sector allocation and maintain its duration close to that of the benchmark in order to manage the Fund’s overall risk level.

For the semiannual period, the high-yield asset class held up well relative to other fixed-income areas. Early in the semiannual period, when investors were generally more positive toward riskier assets, lower-rated issues, such as those in the CCC-rated area, drove the Fund’s positive returns. Accordingly, we maintained a selective overweight toward this area. The Fund’s asset class, and the Fund itself, experienced a slight correction later in the period as investors fretted over several issues, including an anticipated increase in interest rates. The Fund’s largest overweight position during this time was in B-rated issues. Although these issues tend to be sensitive to changes in the Treasury, the Fund’s holdings here underperformed versus those of the Index.

While the first quarter and April of 2004 saw the markets slow a bit from their pace earlier in the semiannual period, our outlook for the economy and the high-yield asset class remains positive. In line with this view, we maintained the Fund’s exposure to CCC-rated bonds but emphasized only those bonds that our research has deemed to have solid fundamentals— issuers with sound balance sheets, income statements and cash flow positions. We also will continue to focus on the wireless industry within this area. We have decreased the Fund’s duration slightly to stay in line with that of its benchmark. We anticipate that the Federal Reserve may raise the federal funds rate sometime in August, but we believe that the marketplace already is beginning to price this increase into bonds.

Portfolio Manager: Karen Bater

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	4.65%	11.81%	1.31%
	w/SC3	-0.28%	6.57%	0.18%

Class B	w/o SC2	4.31%	11.07%	0.56%
	w/SC4	-0.69%	6.07%	0.24%

Class C5	w/o SC2	4.30%	11.06%	0.31%
	w/SC6	3.30%	10.06%	0.31%

Class R [7,8]		4.37%	11.13%	0.57%

Institutional Service Class[8]		4.77%	12.06%	1.72%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore High Yield Bond Fund, Citigroup U.S. High-Yield Market Index (a), CS First Boston Global High Yield Corporate Bond Index (b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. High-Yield Market Index is an unmanaged index of high-yield debt securities and is a broad market measure. The Fund is changing the index to which it is compared from the CS First Boston Global High Yield Corporate Bond Index to the Citigroup U.S. High-Yield Market Index because the latter index more accurately reflects trends in the high-yield debt marketplace.

(b)	The CS First Boston Global High Yield Corporate Bond Index is an unmanaged index of high-yield debt securities which gives a broad look at the public high yield debt market.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 53

Concept Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore High Yield Bond Fund

Corporate Bonds (87.1%)

	Shares or
	Principal Amount	Value

Aerospace/Defense Equipment (1.2%)
BE Aerospace, Inc., 8.00%, 03/01/08	$500,000	$477,500
Sequa Corp., 9.00%, 08/01/09	750,000	828,750
Vought Aircraft Industries, Inc., 8.00%, 07/15/11 (c)	350,000	355,250

		1,661,500

Airlines (0.6%)
AMR Corp., 9.00%, 08/01/12	250,000	211,250
Delta Airlines, 7.90%, 12/15/09	325,000	175,500
Northwest Airlines, Inc., 10.00%, 02/01/09	500,000	392,500

		779,250

Auto Manufacturing (0.5%)
Foamex LP/Capital Corp., 10.75%, 04/01/09	500,000	467,500
Goodyear Tire & Rubber, 7.86%, 08/15/11	200,000	168,000

		635,500

Auto Parts & Equipment (4.7%)
Accuride Corp., Series B, 9.25% 02/01/08,	500,000	515,625
Collins & Aikman Products Corp., 10.75%, 12/31/11	475,000	491,625
Delco Remy International, Inc. 9.38%, 04/15/12 (c)	250,000	246,875
Dura Operating Corp., 9.00%, 05/01/09	225,000	223,875
Eagle-Picher, Inc., 9.75%, 09/01/13	750,000	821,250
Metaldyne Corp. (c), 10.00%, 11/01/13	450,000	436,500
Rexnord Corp., 10.13%, 12/15/12	875,000	953,750
Tenneco Automotive, Inc., 11.63%, 10/15/09	500,000	547,500
TRW Automotive, Inc., 9.38%, 02/15/13	557,000	637,765
TRW Automotive, Inc., 11.00%, 02/15/13	195,000	232,050
United Rentals North America, Inc., 7.00%, 02/15/14 (c)	500,000	465,000
Williams Scotsman, Inc., 9.88%, 06/01/07	625,000	621,875

		6,193,690

Building & Construction (2.6%)
D.R. Horton, Inc., 8.50%, 04/15/12	900,000	1,010,250
K. Hovnanian Enterprises, 7.75%, 05/15/13	625,000	642,188
Texas Industries, Inc., 10.25%, 06/15/11	600,000	681,000
WCI Communities, Inc., 9.13%, 05/01/12	1,000,000	1,090,000

		3,423,438

Building Products (0.6%)
Euramax International PLC, 8.50%, 08/15/11	500,000	530,000
U.S. Concrete, Inc., 8.38%, 04/01/14 (c)	300,000	300,000

		830,000

Cable & Satellite (5.6%)
Adelphia Communications, 10.88%, 10/01/10 (b)	500,000	545,000
Charter Communications Holdings LLC, 8.63%, 04/01/09	3,000,000	2,490,000
Charter Communications Holdings LLC, 8.38%, 04/30/14 (c)	500,000	492,500
CSC Holdings, Inc., 7.63%, 04/01/11	1,000,000	1,040,000
Echostar DBS Corp., 9.13%, 01/15/09	974,000	1,090,880
Mediacom, LLC, 9.50%, 01/15/13	1,000,000	995,000
Young Broadcasting, Inc., 10.00%, 03/01/11	750,000	791,250

		7,444,630

Chemicals (4.8%)
Avecia Group PLC, 11.00%, 07/01/09	500,000	397,500
Equistar Chemical Funding, 10.13%, 09/01/08	625,000	692,188
Huntsman LLC, 11.63%, 10/15/10	625,000	687,500
IMC Global, Inc., 11.25%, 06/01/11	425,000	493,000
Koppers, Inc., 9.88%, 10/15/13 (c)	750,000	821,250
Lyondell Chemical Co., 9.50%, 12/15/08	1,125,000	1,175,624
Millennium America, Inc., 9.25%, 06/15/08	500,000	545,000
Nalco Co., 7.75%, 11/15/11 (c)	475,000	499,938

54 Semiannual Report 2004

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Chemicals (continued)
Polyone Corp., 10.63%, 05/15/10	$325,000	$339,625
Resolution Performance Products, 8.00%, 12/15/09	325,000	336,375
Rhodia SA, 8.88%, 06/01/11 (c)	500,000	412,500

		6,400,500

Communication/Mobile (4.7%)
American Tower Corp., 9.38%, 02/01/09	1,500,000	1,608,750
American Tower Corp., 7.50%, 05/01/12 (c)	1,000,000	965,000
Triton PCS, Inc., 9.38%, 02/01/11	1,000,000	947,500
Triton PCS, Inc., 8.75%, 11/15/11	1,000,000	922,500
Triton PCS, Inc., 8.50%, 06/01/13	320,000	332,800
Ubiquitel Operating Co., 9.88%, 03/01/11 (c)	500,000	500,000
Western Wireless Corp., 9.25%, 07/15/13	1,000,000	1,027,500

		6,304,050

Consumer Products/Services (1.6%)
Doane Pet Care Co., 10.75%, 03/01/10	500,000	527,500
Fedders Corp., 9.88%, 03/01/14 (c)	250,000	242,500
Iron Mountain, Inc., 7.75%, 01/15/15	500,000	512,500
Reddy Ice Group, Inc., 8.88%, 08/01/11	350,000	376,250
Sealy Mattress Co., 8.25%, 06/15/14 (c)	500,000	487,500

		2,146,250

Containers (2.5%)
AEP Industries, Inc., 9.88%, 11/15/07	625,000	643,750
Constar International, 11.00%, 12/01/12	500,000	470,000
Owens-Illinois, Inc., 7.50%, 05/15/10	625,000	609,375
Pliant Corp., 11.13%, 06/15/09 (c)	175,000	146,125
Pliant Corp., 11.13%, 09/01/09	300,000	319,500
Silgan Holdings, Inc., 6.75%, 11/15/13	300,000	301,500
Solo Cup Co., 8.50%, 02/15/14 (c)	300,000	309,000
Tekni-Plex, Inc., 8.75%, 11/15/13 (c)	475,000	467,875

		3,267,125

Cosmetics/Toiletries (1.0%)
Armkel, LLC, 9.50%, 08/15/09	650,000	711,750
Elizabeth Arden, Inc., 7.75%, 01/15/14 (c)	650,000	671,938

		1,383,688

Distribution/Wholesale (0.4%)
Aviall, Inc., 7.63%, 07/01/11	475,000	498,750

Diversified Manufacturing Operations (0.1%)
Invensys PLC, 9.88%, 03/15/11 (c)	150,000	158,250

E-Commerce (0.3%)
Nectar Merger Corp., 7.75%, 02/15/14	450,000	445,500

Finance (0.7%)
Global Cash Accounting & Finance, 8.75%, 03/15/12 (c)	500,000	520,000
WMC Finance Co., 11.75%, 12/15/08 (c)	300,000	370,500

		890,500

2004 Semiannual Report 55

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore High Yield Bond Fund (Continued)

Concept Series

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Food & Beverage (2.2%)
B&G Foods, Inc., 9.63%, 08/01/07	$950,000	$980,476
Gold Kist, Inc., 10.25%, 03/15/14 (c)	150,000	157,500
Great Atlantic & Pacific Tea Co., 7.75%, 04/15/07	600,000	549,000
Great Atlantic & Pacific Tea Co., 9.13%, 12/15/11	150,000	130,125
Pilgrims Pride Corp., 9.25%, 11/15/13	300,000	313,500
Pinnacle Foods Holdings, 8.25%, 12/01/13 (c)	300,000	313,125
United Agriculture Products, 8.25%, 12/15/11 (c)	300,000	339,750
WH Holdings, 9.50%, 04/01/11 (c)	150,000	159,375

		2,942,851

Gaming (3.8%)
American Casino & Entertainment, 7.85%, 02/01/12 (c)	325,000	333,125
Boyd Gaming Corp., 6.75%, 04/15/14 (c)	625,000	615,625
Hard Rock Hotel, Inc., 8.88%, 06/01/13	200,000	211,000
MGM Mirage, Inc., 5.88%, 02/27/14 (c)	600,000	573,000
Park Place Entertainment Corp., 8.13%, 05/15/11	1,250,000	1,381,250
Premier Entertainment Biloxi, 10.75%, 02/01/12 (c)	175,000	189,000
Station Casinos, Inc., 6.00%, 04/01/12 (c)	775,000	769,188
Trump Holdings & Funding, 11.63%, 03/15/10	1,000,000	1,012,500

		5,084,688

Healthcare (5.9%)
Ardent Health Services, 10.00%, 08/15/13	750,000	821,250
Curative Health Services, 10.75%, 05/01/11 (c)	300,000	301,125
Healthsouth Corp., 10.75%, 10/01/08	500,000	500,000
Healthsouth Corp., 7.63%, 06/01/12	750,000	757,500
Iasis Healthcare Corp., 8.50%, 10/15/09	500,000	535,000
Iasis Healthcare Corp., 13.00%, 10/15/09	750,000	830,625
Omnicare, Inc., 8.13%, 03/15/11	1,000,000	1,099,999
PacifiCare Health Systems, 10.75%, 06/01/09	649,000	754,463
Res-Care, Inc., 10.63%, 11/15/08	625,000	665,625
Team Health, Inc., 9.00%, 04/01/12 (c)	300,000	288,000
Tenet Healthcare Corp., 6.50%, 06/01/12	800,000	694,000
VWR International, Inc., 6.88%, 04/15/12 (c)	625,000	645,313

		7,892,900

Insurance (0.4%)
Crum & Forster Holding Corp., 10.38%, 06/15/13	425,000	469,625

Leisure (3.0%)
Bombardier Recreational, 8.38%, 12/15/13	300,000	297,000
Carmike Cinemas, 7.50%, 02/15/14 (c)	250,000	252,500
Cinemark, Inc., 9.75%, 03/15/14 (c)	500,000	313,125
Gaylord Entertainment Co., 8.00%, 11/15/13 (c)	300,000	312,000
Great Lakes Dredge & Dock, 7.75%, 12/15/13 (c)	625,000	615,625
Intrawest Corp., 10.50%, 02/01/10	1,000,000	1,092,500
Regal Cinemas, Inc., 9.38%, 02/01/12	450,000	533,250
Vail Resorts, Inc., 6.75%, 02/15/14 (c)	625,000	612,500

		4,028,500

56 Semiannual Report 2004

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Machinery/Equipment (1.3%)
Case New Holland, Inc., 9.25%, 08/01/11 (c)	$500,000	$557,500
NMHG Holdings Co., 10.00%, 05/15/09	1,000,000	1,110,000

		1,667,500

Media (1.4%)
LBI Media, Inc., 10.13%, 07/15/12	1,000,000	1,140,000
LBI Media, Inc., 11.00%, 10/15/13	1,000,000	705,000

		1,845,000

Metals & Mining (0.5%)
AK Steel Corp., 7.88%, 02/15/09	500,000	460,000
Ispat Inland ULC, 9.75%, 04/01/14 (c)	250,000	255,000

		715,000

Oil & Gas (7.6%)
ANR Pipeline Co., 8.88%, 03/15/10	900,000	994,500
Citgo Petroleum Corp., 11.38%, 02/01/11	750,000	866,250
EL Paso Corp., 7.88%, 06/15/12	1,500,000	1,319,999
EL Paso Production Holdings, 7.75%, 06/01/13	1,175,000	1,116,250
Forest Oil Corp., 8.00%, 06/15/08	250,000	273,750
Giant Industries, 11.00%, 05/15/12	625,000	700,000
Gulfterra Energy Partner, 10.63%, 12/01/12 (c)	670,000	824,100
Petrobras International Finance, 9.13%, 07/02/13	500,000	501,250
Petroleum Geo-Services, 10.00%, 11/05/10	500,000	545,000
Premcor Refining Group, 6.13%, 05/01/11	250,000	248,750
Southern Natural Gas, 8.88%, 03/15/10	725,000	801,125
Williams Cos, Inc., 8.63%, 06/01/10	650,000	715,000
Williams Cos, Inc., 7.13%, 09/01/11	500,000	522,500
Williams Cos, Inc. Series A, 7.50%, 01/15/31	750,000	701,250

		10,129,724

Paper & Forest Products (1.7%)
Georgia Pacific Corp., 8.88%, 02/01/10	1,500,000	1,732,500
Georgia Pacific Corp., 8.00%, 01/15/24 (c)	450,000	472,500

		2,205,000

Publishing (2.1%)
Dex Media, Inc., 8.00%, 11/15/13 (c)	1,500,000	1,455,000
Hollinger International, 9.00%, 12/15/10	1,000,000	1,110,000
Liberty Group Publishing, 9.38%, 02/01/08	250,000	251,875

		2,816,875

Recreational Centers (0.4%)
Bally Total Fitness, 10.50%, 07/15/11	600,000	558,000

Retail (1.6%)
Cole National Group, Inc., 8.88%, 05/15/12	950,000	1,026,000
Mothers Work, Inc., 11.25%, 08/01/10 (c)	1,000,000	1,052,500

		2,078,500

Technology (4.7%)
AMI Semiconductors, Inc., 10.75%, 02/01/13	435,000	510,038
Amkor Technologies, Inc., 7.13%, 03/15/11 (c)	300,000	291,750
Amkor Technology, Inc., 9.25%, 02/15/08	1,000,000	1,070,000
Fimep S.A., 10.50%, 02/15/13	750,000	873,750
Lucent Technologies, 6.45%, 03/15/29	1,000,000	792,500
Nortel Networks, Ltd., 6.13%, 02/15/06	750,000	741,563
Sanmina Corp., 10.38%, 01/15/10	1,000,000	1,169,999
Xerox Corp., 7.63%, 06/15/13	750,000	765,000

		6,214,600

2004 Semiannual Report 57

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore High Yield Bond Fund (Continued)

Concept Series

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Telecommunication Services (8.1%)
Centennial Communications Corp., 8.13%, 02/01/14 (c)	$750,000	$693,750
Insight Capital, 10.50%, 11/01/10 (c)	750,000	817,500
IPCS Escrow Co., 11.50%, 05/01/12 (c)	800,000	812,000
Level 3 Financing, Inc., 10.75%, 10/15/11 (c)	625,000	553,125
MCI, Inc., 5.91%, 05/01/07	59,000	53,291
MCI, Inc., 6.69%, 05/01/09	59,000	51,203
MCI, Inc., 7.74%, 05/01/14	51,000	43,212
Nextel Communications, 9.50%, 02/01/11	1,750,000	1,990,624
Nextel Communications, 8.13%, 07/01/11	250,000	253,750
Nextel Communications, 5.95%, 03/15/14	1,000,000	940,000
Nextel Partners, Inc., 12.50%, 11/15/09	683,000	799,110
Qwest Communications International, 7.25%, 02/15/11 (c)	500,000	463,750
Qwest Corp., 9.13%, 03/15/12 (c)	1,500,000	1,593,749
Rural Cellular Corp., Series B, 9.63%, 05/15/08	1,000,000	945,000
SBA Telecommunications, 9.75%, 12/15/11 (c)	1,000,000	740,000

		10,750,064

Transportation Services (0.9%)
CHC Helicopter Corp., 7.38%, 05/01/14 (c)	625,000	632,813
Quality Distribution, 9.00%, 11/15/10 (c)	625,000	625,000

		1,257,813

Utilities (8.8%)
AES Corp., 8.75%, 05/15/13 (c)	1,400,000	1,522,499
Allegheny Energy Supply, 8.75%, 04/15/12 (c)	500,000	501,250
Aquila, Inc., 7.63%, 11/15/09	625,000	606,250
Calpine Corp., 7.88%, 04/01/08	1,000,000	700,000
Calpine Corp., 8.50%, 07/15/10 (c)	1,500,000	1,327,500
CMS Energy Corp., 9.88%, 10/15/07	1,000,000	1,095,000
Cogentrix Energy, Inc., Series B, 8.75%, 10/15/08	450,000	473,625
Dynegy Holdings, Inc., 8.75%, 02/15/12	1,000,000	937,500
Dynegy Holdings, Inc., 9.88%, 07/15/10 (c)	625,000	678,125
Edison Mission Energy, 7.73%, 06/15/09	400,000	378,000
Edison Mission Energy, 9.88%, 04/15/11	1,500,000	1,544,999
Mission Energy Holding, 13.50%, 07/15/08	500,000	548,750
NRG Energy, Inc., 8.00%, 12/15/13 (c)	625,000	629,688
Reliant Resources, Inc., 9.25%, 07/15/10	300,000	321,000
TNP Enterprises, Inc., 10.25%, 04/01/10	525,000	573,563

		11,837,749

Waste Management (0.7%)
Allied Waste North America, Inc., 7.38%, 04/15/14 (c)	625,000	620,313
Waste Services, Inc., 9.50%, 04/15/14 (c)	250,000	256,250

		876,563

Total Corporate Bonds		115,833,573

Repurchase Agreements (6.3%)
CS First Boston, 0.94% dated 04/30/04, due 05/03/04, repurchase price $4,886,201 (Fully collateralized by AA Corporate Bonds, Treasury Notes, and U.S. Agency Securities)	4,885,819	4,885,819
Nomura Securities, 0.94% dated 04/30/04, due 05/03/04 repurchase price $3,490,905 (Fully collateralized by AA Rated Corporate Bonds)	3,490,632	3,490,632

Total Repurchase Agreements		8,376,451

Preferred Stocks (1.4%)
Broadcasting (0.4%)
Spanish Broadcasting Systems, Inc., 10.75%, 10/15/13	525	529,018

58 Semiannual Report 2004

Preferred Stocks (continued)

	Shares or
	Principal Amount	Value

Communication/ISP (0.0%)
Rhythms Netconnections, Inc., 6.75%, 03/03/12 (c) (d) (e) (f)	10,000	0

Media (0.8%)
Paxson Communications, 13.25%, 11/15/06	100	935,000

Real Estate Investment Trusts (0.2%)
Istar Financial, Inc., 7.80%, 09/29/08	13,100	330,775

Total Preferred Stocks		1,794,793

Yankee Dollar (0.9%)
Containers (0.9%)
Crown Euro Holdings SA, 10.88%, 03/01/13	$1,000,000	1,165,000

Total Yankee Dollar		1,165,000

Yankee Bond (0.6%)
Forestry (0.3%)
Tembec Industries, Inc., 8.63%, 06/30/09	375,000	382,500

Paper & Forest Products (0.3%)
Abitibi Consolidated, Inc., 6.00%, 06/20/13	500,000	468,215

Total Yankee Bond		850,715

Common Stock (0.1%)
Telecommunication Services (0.1%)
MCI, Inc. (e)	7,704	99,795

Total Common Stock		99,795

Warrants (0.0%)
Communication/Fixed (0.0%)
Maxcom Telecommunications SA (b) (c) (d) (e) (f)	270	0

Communication/ISP (0.0%)
Metricom, Inc. (b) (d) (e) (f)	4,000	0

Total Warrants		0

Total Investments (Cost $123,430,151) (a) — 96.3%		128,120,327
Other assets in excess of liabilities — 3.7%		4,718,604

NET ASSETS — 100.0%		$132,838,931

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Security in default.

(c)	Represents a restricted security acquired and eligible for resale under rule 144A or Section 4(2), which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	Fair Valued Security.

(e)	Denotes a non-income producing security.

(f)	Security has been deemed illiquid. The pricing committee has deemed the security to have zero value based upon procedures adopted by the Board of Trustees.

See notes to financial statements.

2004 Semiannual Report 59

Concept Series

Gartmore Millennium Growth Fund	Class A Shares symbol: NMGAX Class B Shares symbol: NMGBX Class C Shares symbol: GMGCX Class D Shares symbol: NMCGX Class R Shares symbol: GMGRX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Millennium Growth Fund returned -1.77% versus 5.74% for its benchmark, the Russell MidCap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 3.96%.

The Fund’s top-performing sectors during the semiannual period were industrials and energy, due to strong stock selection in companies such as MSC Industrial Direct Co., Inc., and Wabash National Corp. The Fund underperformed its benchmark, however, primarily due to stock selection in the information technology and health-care sectors, namely semiconductor device supplier Silicon Storage Technology, Inc. and Watson Pharmaceuticals, Inc. Although Watson’s earnings per share were in line with analysts’ estimates, the company used lower spending levels and higher sales of generic drugs to compensate for disappointing sales of oral contraceptives, which resulted in a drop in the stock price.

We anticipate continued small-cap outperformance; therefore, as a way to enhance alpha—the risk-adjusted returns that are added to overall Fund returns by a manager’s stock and sector selection—we have positioned the Fund with a 20% allocation in aggressive small-cap growth names. Our reasoning is that measurable growth for large-cap companies will be difficult in the near-term. Investors may look, instead, for small-cap companies that can produce better revenue growth as a result of innovative products and services, particularly if larger companies have already benefited from the weak U.S. dollar and an improving domestic economy. The environment, therefore, is now favorable for classic small-cap growth companies to gain.

Portfolio Manager: Nick Ford

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	-1.77%	26.71%	-7.32%	6.02%
	w/SC3	-7.42%	19.48%	-8.41%	5.61%

Class B1	w/o SC2	-2.07%	25.79%	-8.29%	5.59%
	w/SC4	-6.97%	20.79%	-8.60%	5.59%

Class C1	w/o SC2	-2.07%	25.76%	-7.74%	5.85%
	w/SC5	-3.05%	24.76%	-7.74%	5.85%

Class D6	w/o SC2	-1.57%	27.00%	-6.97%	6.14%
	w/SC7	-6.00%	21.27%	-7.83%	5.82%

Class R [1,8]		-1.74%	26.77%	-7.01%	6.13%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), and Class R shares (12/31/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Millennium Growth Fund, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/03. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Mid Cap Growth—an unmanaged index of the stock of medium-sized U.S. companies with a capitalization range of $196 million to $8.7 billion as of December 31, 2002, gives a broad look at how the stock price of medium-sized U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

60 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Millennium Growth Fund

Common Stocks (100.7%)

	Shares or
	Principal Amount	Value

Advertising (3.3%)
Getty Images, Inc. (b)	6,160	$336,336
The Interpublic Group of Companies, Inc. (b)	22,300	349,887

		686,223

Aerospace & Defense (1.3%)
Rockwell Collins Corp.	8,200	264,450

Auto Parts & Equipment (0.6%)
Advance Auto Parts, Inc. (b)	3,000	129,450

Building (1.1%)
WCI Communities, Inc. (b)	9,028	219,471

Building & Construction (1.9%)
NVR, Inc. (b)	400	180,400
Vulcan Materials Co.	4,600	212,704

		393,104

Business Services (5.4%)
Fair Issac Corp.	18,665	629,384
Fiserv, Inc. (b)	3,500	127,960
Iron Mountain, Inc. (b)	2,300	104,673
Manpower, Inc.	3,000	140,700
Zebra Technologies Corp., Class A (b)	1,400	102,606

		1,105,323

Casino Hotels (2.7%)
Caesars Entertainment, Inc. (b)	9,276	122,907
Mandalay Resort Group	3,700	212,565
Scientific Games Corp. (b)	12,312	222,108

		557,580

Computer Equipment (2.8%)
Avocent Corp. (b)	2,800	89,852
Lexmark International, Inc. (b)	1,100	99,506
Microchip Technology, Inc.	6,200	173,724
Synopsys, Inc. (b)	3,200	85,536
Western Digital Corp. (b)	16,900	136,552

		585,170

Computer Software & Services (8.0%)
Activision, Inc. (b)	13,604	204,876
Adobe Systems, Inc.	4,700	194,298
BEA Systems, Inc. (b)	11,100	126,651
BMC Software, Inc. (b)	5,500	95,150
Cognizant Technology Solutions Corp. (b)	2,800	121,128
DST Systems, Inc. (b)	2,600	114,790
Hyperion Solutions Corp. (b)	3,054	117,213
Intuit, Inc. (b)	2,700	114,669
Mercury Interactive Corp. (b)	2,500	106,375
National Instruments Corp.	3,100	94,736
Network Appliance, Inc. (b)	8,300	154,546
Transaction Systems Architects, Inc., Class A (b)	9,486	201,388

		1,645,820

Consulting Services (1.6%)
Charles River Associates, Inc. (b)	10,198	329,089

Consumer Non-Durable (1.0%)
Clorox Co.	3,900	201,942

Drugs (0.6%)
Sepracor, Inc. (b)	2,400	114,744

Education (1.4%)
Career Education Corp. (b)	2,300	147,200
Corinthian Colleges, Inc. (b)	4,800	146,976

		294,176

Electronics (1.5%)
Gentex Corp.	2,400	94,392
Jabil Circuit, Inc. (b)	8,300	219,037

		313,429

Entertainment (3.2%)
Digital Theater System, Inc. (b)	8,748	195,693
Electronic Arts, Inc. (b)	2,500	126,550
International Game Technologies	8,700	328,338

		650,581

Financial (9.2%)
Accredited Home Lenders Holding Co. (b)	5,522	160,083
Ambac Financial Group, Inc.	1,100	75,900
Ameritrade Holdings Corp. (b)	8,000	97,920
CapitalSource, Inc. (b)	10,332	217,592
Credit Acceptance Corp. (b)	6,404	91,769
Investors Financial Services Corp.	4,950	192,407
Legg Mason, Inc.	3,500	322,210
Marlin Business Services, Inc. (b)	11,819	201,289
New York Community Bancorp, Inc.	10,133	254,034
SouthTrust Corp.	9,100	282,828

		1,896,032

Food & Beverage (1.6%)
Pepsi Bottling Group, Inc. (The)	3,811	111,548
Performance Food Group Co. (b)	3,000	105,390
Weight Watchers International, Inc. (b)	2,800	109,200

		326,138

Healthcare Services (0.4%)
Oxford Health Plans, Inc.	1,600	87,104

2004 Semiannual Report 61

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Millennium Growth Fund (Continued)

Concept Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Hospitals (2.5%)
Health Management Associates, Inc., Class A	7,000	$161,910
Symbion, Inc. (b)	700	11,410
Triad Hospitals, Inc. (b)	6,400	217,664
Universal Health Services, Inc., Class B	2,800	122,920

		513,904

Industrial Gases (2.2%)
Praxair, Inc.	12,400	453,220

Internet (5.2%)
Aladdin Knowledge Systems (b)	9,266	189,397
Citadel Security Software, Inc. (b)	63,066	269,922
Juniper Networks, Inc. (b)	9,200	201,296
Network Associates, Inc. (b)	6,900	108,192
Symantec Corp. (b)	6,700	301,836

		1,070,643

Manufacturing (1.7%)
ITT Industries, Inc.	1,875	148,669
Mohawk Industries, Inc. (b)	2,500	192,850

		341,519

Medical — Biomedical/ Genetic (2.4%)
Biogen Idec, Inc. (b)	3,200	188,800
MedImmune, Inc. (b)	12,964	314,247

		503,047

Medical Products (1.2%)
Biomet, Inc.	6,200	244,900

Medical Products & Services (6.1%)
Caremark Rx, Inc. (b)	9,700	328,345
Chiron Corp. (b)	3,200	148,480
Mettler Toledo International, Inc. (b)	3,100	138,942
Varian Medical Systems, Inc. (b)	1,500	128,760
Waters Corp. (b)	2,700	116,505
Zimmer Holdings, Inc. (b)	5,100	407,235

		1,268,267

Oil & Gas (2.5%)
BJ Services Co. (b)	5,300	235,850
Cooper Cameron Corp. (b)	2,500	120,875
EOG Resources, Inc.	3,200	157,600

		514,325

Pharmaceuticals (5.0%)
Cephalon, Inc. (b)	2,000	113,820
Endo Pharmaceuticals Holdings, Inc. (b)	5,400	128,898
IVAX Corp. (b)	11,110	236,643
Mylan Laboratories, Inc.	7,300	167,243
Watson Pharmaceuticals, Inc. (b)	10,823	385,407

		1,032,011

Pipelines (1.0%)
Kinder Morgan, Inc.	3,400	204,714

Publishing (0.7%)
New York Times Co., Class A	3,100	142,011

Restaurants (3.5%)
CBRL Group, Inc.	3,600	135,180
Starbucks Corp. (b)	4,900	190,414
Wendy’s International, Inc.	10,400	405,600

		731,194

Retail (10.9%)
Abercrombie & Fitch Co.	4,600	144,670
Dollar General Corp.	12,700	238,252
Dollar Tree Stores, Inc. (b)	3,200	86,240
Estee Lauder Co., Inc. (The), Class A	4,800	219,408
Gander Mountain Co. (b)	1,290	28,961
Guitar Center, Inc. (b)	6,485	269,256
MSC Industrial Direct Co., Inc., Class A	16,922	484,984
PETsMART, Inc.	5,700	157,890
Reebok International Ltd.	3,500	127,330
Staples, Inc.	4,900	126,224
Tiffany & Company	4,400	171,600
Williams Sonoma, Inc. (b)	6,300	204,624

		2,259,439

Semiconductors (4.3%)
Agere Systems, Inc., Class B (b)	66,200	143,654
Altera Corp. (b)	8,400	168,084
Intersil Corp., Class A	6,900	136,275
KLA-Tencor Corp. (b)	2,400	100,008
Micron Technology, Inc. (b)	7,000	95,340
National Semiconductor Corp. (b)	6,100	248,819

		892,180

Telecommunications (1.3%)
ADTRAN, Inc.	3,500	85,785
Linktone Ltd. ADR (b)	2,300	19,366
Sprint Corp.	9,500	169,955

		275,106

62 Semiannual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Television (1.6%)
Cablevision Systems Corp. (b)	8,400	$183,372
Univision Communications, Inc., Class A (b)	4,169	141,121

		324,493

Transportation (1.0%)
C.H. Robinson Worldwide, Inc.	2,500	102,600
Expeditors International of Washington, Inc.	2,700	108,513

		211,113

Total Common Stocks		20,781,912

Mutual Fund (2.2%)
I Shares Russell Midcap Growth	4,700	353,205
NASDAQ Biotech Index Fund — Institutional Shares (b)	1,300	101,088

Total Mutual Fund		454,293

Total Investments (Cost $21,222,537) (a) — 102.9%		21,236,205
Liabilities in excess of other assets — (2.9)%		(606,388)

NET ASSETS — 100.0%		$20,629,817

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

See notes to financial statements.

2004 Semiannual Report 63

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Millennium Growth Fund (Continued)

Concept Series

Gartmore Value Opportunities Fund	Class A Shares symbol: GVOAX Class B Shares symbol: GVOBX Class C Shares symbol: GVOCX Class R Shares symbol: GVORX Institutional Service Class symbol: GVOIX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Value Opportunities Fund returned 8.45% versus 6.54% for its benchmark, the Russell 2000 Index. For broader comparison, the average return for this Fund’s Lipper peer category of Small-Cap Core Funds was 8.28%.

Initially, observers thought that the second-half 2003 surge in the equity markets was a broad-based recovery driven by the belief that the economic slowdown was over and that an earnings recovery was on the horizon. On closer examination, however, it became clear that the rally was fueled by a narrower and more speculative segment of the market.

In terms of the small-cap market—the area in which we seek attractive, undervalued securities—returns were dominated by the smallest small-cap segment, micro-cap stocks. These securities tend to be illiquid, often trading at less than $5.00 a share, and are expected to register negative, or marginally improving, earnings forecasts. Since the Fund emphasizes liquidity and earnings quality, the situation created a particularly challenging environment for the Fund’s investment strategy.

After a strong first two months of 2004, and some optimism that the economy was recovering nicely, the market was jarred by a lackluster jobs report at the end of February and the terrorist attacks in Spain in March. The reaction in the markets was a visible rotation back to defensive, higher-yielding stocks and perceived areas of safety.

Active managers had a tougher time beating their indexes due to the heavy weighting in REITs and utilities, which were defensive in the downturn. As has been the case before, the markets have experienced volatile rotation around extraneous events that are difficult to predict. By April 2004, investors were convinced of a jobs and economic recovery, and interest rates spiked up. As a result, financial stocks, especially REITs, were hit hard. With no change in underlying fundamentals, stocks held in the Fund such as CBL and Associates (CBL), a mall REIT, and BancAtlantic (BBX), a Florida-based bank, gave up close to 20% of their gains in one month.

Fortunately, the Fund has invested in other strong stocks that performed well in the downturn, such as Dentsply International Inc. (XRAY), a supplier of dental consumables, and Triad Hospitals, Inc. (TRI), a hospital management company. While, currently, there are many crosscurrents in the market, at this point, we continue to believe that the economy is improving and that earnings will likewise improve throughout the year. Accordingly, we believe that the market will keep its focus on company fundamentals and that stocks will act in line with their prospects, which favors our investment style.

We have seen visible evidence that investors are paying attention to fundamentals once again. The Fund is well diversified across all of the various sectors, with a slight tilting of its portfolio to some of the more cyclically sensitive areas, which should position the Fund well if the economy continues to improve.

Portfolio Managers: Jeffrey Petherick, CFA, and Mary Champagne, CFA

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	8.45%	36.18%	11.77%
	w/SC3	2.24%	28.38%	10.25%

Class B	w/o SC2	8.16%	35.22%	11.06%
	w/SC4	3.16%	30.22%	10.74%

Class C5	w/o SC2	8.11%	35.11%	11.05%
	w/SC6	7.11%	34.11%	11.05%

Class R [7,8]		8.30%	35.40%	11.10%

Institutional Service Class[8]		8.58%	36.28%	12.03%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of securities of small capitalization U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Value Opportunities Fund

Common Stocks (98.1%)

	Shares or
	Principal Amount	Value

Advertising Agencies (0.4%)
Modem Media, Inc. (b)	39,836	$206,350

Aerospace (0.6%)
Alliant Techsystems, Inc. (b)	4,500	266,805

Air Transport (1.4%)
Continental Airlines, Inc., Class B (b)	20,800	221,728
SkyWest, Inc.	24,902	453,216

		674,944

Aluminum (0.7%)
Century Aluminum Co. (b)	15,500	306,900

Auto Parts & Equipment (0.7%)
Dana Corp.	15,900	320,544

Banks-Outside New York City (5.8%)
AmericanWest Bancorp. (b)	2,000	36,560
Banner Corp.	2,200	56,606
Cullen/ Frost Bankers, Inc.	14,200	614,860
East West Bancorp., Inc.	5,973	336,459
First State Bancorp.	2,800	88,928
FirstMerit Corp.	9,600	226,176
MBT Financial Corp.	2,800	47,600
Mercantile Bank Corp.	1,885	67,766
Nara Bankcorp., Inc.	2,700	77,760
Sky Financial Group, Inc.	24,000	573,600
Southwest Bancorp., Inc.	5,500	90,750
Texas Regional Bancshares, Inc.	12,100	510,862

		2,727,927

Biotechnology Research & Production (0.3%)
Corixa Corp. (b)	6,500	38,025
Dyax Corp. (b)	8,100	113,400

		151,425

Chemicals (1.6%)
Georgia Gulf Corp.	12,800	407,808
Millennium Chemicals, Inc.	15,000	245,550
Octel Corp.	2,300	53,590
OM Group, Inc. (b)	1,500	38,175

		745,123

Coal (1.8%)
Consol Energy, Inc.	12,200	349,286
Peabody Energy Corp.	10,500	492,345

		841,631

Commercial Information Services (0.1%)
SOURCECORP, Inc. (b)	2,400	61,656

Communications Technology (1.5%)
Enterasys Networks, Inc. (b)	44,800	94,080
Harris Corp.	6,800	306,340
Inter-Tel, Inc.	5,700	136,458
Tellabs, Inc. (b)	18,100	158,013

		694,891

Computer Services, Software & Systems (5.5%)
BearingPoint, Inc. (b)	37,200	372,744
Compuware Corp. (b)	62,800	480,420
Macromedia, Inc. (b)	19,500	401,700
Mantech International Corp. (b)	15,900	399,090
NetIQ Corp. (b)	29,200	375,512
Parametric Technology Corp. (b)	43,500	199,230
Pinnacle Systems, Inc. (b)	36,900	290,403
SS&C Technologies, Inc.	3,650	84,279

		2,603,378

Computer Technology (1.6%)
Advanced Digital Information Corp. (b)	31,700	334,752
Intergraph Corp. (b)	14,900	375,629
RadiSys Corp. (b)	3,100	57,877

		768,258

Consumer Electronics (1.0%)
THQ, Inc. (b)	24,200	448,668

Containers & Packaging (0.3%)
Anchor Glass Container Corp.	9,400	148,614

Cosmetics (0.6%)
Elizabeth Arden, Inc. (b)	12,500	273,750

Diversified Materials & Processing (0.7%)
CLARCOR, Inc.	7,600	334,552

Diversified Production (0.6%)
Pentair, Inc.	4,700	280,073

Drug & Grocery Store Chains (0.9%)
SUPERVALU, Inc.	13,100	403,349

Drugs & Pharmaceuticals (2.3%)
Genta, Inc. (b)	5,300	45,474
K-V Pharmaceutical Co. (b)	13,000	312,260
NeoPharm, Inc. (b)	15,806	323,233
Pharmaceutical Resources, Inc. (b)	8,400	338,520
Sciclone Pharmaceuticals, Inc. (b)	6,900	34,569
Supergen, Inc. (b)	4,000	32,840

		1,086,896

2004 Semiannual Report 65

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Value Opportunities Fund (Continued)

Concept Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electronics (0.1%)
Richardson Electronics, Ltd.	4,200	$46,242

Electronics-Semi-Conductors & Components (1.5%)
Integrated Circuit Systems, Inc. (b)	14,500	343,505
PerkinElmer, Inc.	16,500	317,625
SIPEX Corp. (b)	7,600	42,712

		703,842

Electronics: Medical Systems (0.1%)
Luminex Corp. (b)	3,900	37,245

Electronics: Technology (0.1%)
Gerber Scientific, Inc. (b)	9,000	54,000

Energy Equipment & Services (0.1%)
Global Power Equipment Group, Inc. (b)	3,700	26,788

Engineering & Contracting Services (0.6%)
Jacobs Engineering Group, Inc. (b)	7,200	300,312

Entertainment (0.6%)
AMC Entertainment, Inc. (b)	6,500	103,675
Regal Entertainment Group, Class A	7,400	161,246

		264,921

Fertilizers (0.5%)
IMC Global, Inc.	20,400	256,428

Financial Data Processing Services & Systems (0.1%)
Hypercom Corp. (b)	5,000	33,500

Financial-Miscellaneous (1.2%)
New Century Financial Corp.	6,100	258,823
Triad Guaranty, Inc. (b)	3,270	178,869
WFS Financial, Inc. (b)	3,390	150,991

		588,683

Foods (1.8%)
Dean Foods Co. (b)	10,100	339,158
Del Monte Foods Co. (b)	25,400	280,924
John B. Sanfilippo & Son, Inc. (b)	6,800	213,316

		833,398

Health Care Facilities (1.5%)
Mariner Health Care, Inc. (b)	12,100	218,526
Triad Hospitals, Inc. (b)	14,300	486,343

		704,869

Health Care Management Services (0.3%)
Per-Se Technologies, Inc. (b)	15,400	164,780

Health Care Services (1.9%)
Apria Healthcare Group, Inc. (b)	9,600	276,864
Omnicare, Inc.	12,600	522,648
Select Medical Corp.	4,700	89,065

		888,577

Homebuilding (0.8%)
Levitt Corp., Class A (b)	7,615	173,622
Standard Pacific Corp.	3,900	196,716

		370,338

Hotels & Motels (0.1%)
Prime Hospitality Corp. (b)	5,300	53,265

Household Furnishings (0.5%)
American Woodmark Corp.	1,100	70,620
La-Z-Boy, Inc.	8,000	166,720

		237,340

Identification Control & Filter Devices (0.6%)
Artesyn Technologies, Inc. (b)	9,700	89,337
Hubbell, Inc.	4,100	184,254

		273,591

Insurance-Multi-Line (2.8%)
Aspen Insurance Holdings Ltd.	12,600	293,832
Assurant, Inc. (b)	10,760	262,114
Reinsurance Group of America, Inc.	10,900	423,138
Wellchoice, Inc. (b)	8,400	356,160

		1,335,244

Insurance-Property & Casualty (1.0%)
ProAssurance Corp. (b)	11,200	379,904
RLI Corp.	2,732	94,937

		474,841

Investment Management Companies (1.0%)
Affiliated Managers Group, Inc. (b)	9,250	450,475

Leisure Time (0.7%)
K2, Inc. (b)	21,500	315,190

Machinery — Agricultural (0.7%)
AGCO Corp. (b)	17,200	331,100

Machinery-Construction & Mining (0.5%)
Terex Corp. (b)	7,000	229,950

66 Semiannual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Machinery-Industrial & Specialty (1.5%)
FSI International, Inc. (b)	19,970	$119,820
Joy Global, Inc.	7,000	183,750
Kennametal, Inc.	5,300	228,748
Tecumseh Products Co.	4,450	172,972

		705,290

Machinery-Oil Well Equipment & Services (0.8%)
Key Energy Services, Inc. (b)	31,500	335,790
Lufkin Industries, Inc.	1,400	44,380

		380,170

Machinery: Specialty (0.1%)
Cascade Corp.	1,900	39,558

Medical & Dental Instruments & Supplies (1.6%)
DJ Orthopedics, Inc. (b)	2,400	55,272
STERIS Corp. (b)	21,100	467,576
Synovis Life Technologies, Inc. (b)	15,500	248,000

		770,848

Metal Fabrication (1.6%)
Maverick Tube Corp. (b)	19,029	430,626
RTI International Metals, Inc. (b)	3,800	55,670
Timken Co.	12,300	271,338

		757,634

Metals & Minerals (1.1%)
Minerals Technologies, Inc.	4,400	258,060
Stillwater Mining Co. (b)	21,000	282,030

		540,090

Multi-Sector Companies (2.2%)
Carlisle Cos., Inc.	8,000	474,000
Jacuzzi Brands, Inc. (b)	27,600	241,224
Teleflex, Inc.	7,500	342,375

		1,057,599

Oil — Integrated Domestic (0.3%)
KCS Energy, Inc. (b)	11,500	138,230

Oil-Crude Producers (1.0%)
Newfield Exploration Co. (b)	6,700	352,956
Nuevo Energy Co. (b)	1,200	41,400
Swift Energy Co. (b)	3,000	65,070

		459,426

Paints & Coatings (0.6%)
Valspar Corp.	5,700	283,005

Paper (0.1%)
Chesapeake Corp.	2,700	61,317

Pollution Control & Environmental Services (0.1%)
Ionics, Inc. (b)	2,300	53,061

Production Technology Equipment (0.8%)
Axcelis Technologies, Inc. (b)	36,000	378,360

Publishing-Miscellaneous (0.1%)
Consolidated Graphics, Inc. (b)	1,800	67,176

Radio & TV Broadcasters (1.7%)
Cumulus Media, Inc. (b)	19,772	415,607
Emmis Communications Corp., Class A (b)	16,800	393,120

		808,727

Railroads (0.1%)
RailAmerica, Inc. (b)	2,500	30,550

Real Estate Investment Trusts (REIT) (7.2%)
Agree Realty Corp.	8,600	210,700
American Financial Realty Trust	37,900	560,920
Ashford Hospitality Trust	48,300	405,720
Associated Estates Realty Corp.	5,500	44,825
Capital Lease Funding, Inc. (b)	25,400	267,208
CBL & Associates Properties, Inc.	12,000	603,000
Developers Diversified Realty Corp.	11,300	370,075
Equity Inns, Inc.	7,300	59,860
Friedman Billings Ramsey Group, Inc.	18,100	334,850
Liberty Property Trust	5,500	201,025
Luminent Mortgage Capital, Inc.	20,700	265,167
Winston Hotels, Inc.	6,200	57,102

		3,380,452

Recreational Vehicles & Boats (0.7%)
Fleetwood Enterprises, Inc. (b)	21,900	317,550

Restaurants (1.7%)
CBRL Group, Inc.	10,400	390,520
Ruby Tuesday, Inc.	13,000	388,960

		779,480

Retail (7.7%)
Big Lots, Inc. (b)	17,500	247,800
Brown Shoe Co., Inc.	7,100	259,718
Central Garden & Pet Co. (b)	7,500	288,825
CSK Auto Corp. (b)	15,700	289,822
Fisher Scientific International, Inc. (b)	9,100	532,805
Genesco, Inc. (b)	1,100	24,475
Global Imaging Systems, Inc. (b)	10,000	346,200
Guitar Center, Inc. (b)	10,200	423,503

2004 Semiannual Report 67

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Value Opportunities Fund (Continued)

Concept Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Retail (continued)
Handleman Co.	1,800	$40,518
Jos. A. Bank Clothiers, Inc. (b)	6,750	212,355
Linens ’n Things, Inc. (b)	7,700	249,788
Mothers Work, Inc. (b)	1,400	34,300
ShopKo Stores, Inc. (b)	12,400	164,424
Talbots, Inc.	9,600	335,520
United Auto Group, Inc.	7,000	215,810

		3,665,863

Rubber — Tires (1.2%)
Cooper Tire & Rubber Co.	25,900	554,001

Savings & Loan (4.7%)
Bank Mutual Corp.	20,700	218,592
BankAtlantic Bancorp, Inc., Class A	36,760	575,294
BankUnited Financial Corp., Class A (b)	13,000	343,590
Franklin Bank Corp. (b)	16,000	270,560
Hudson River Bancorp., Inc.	3,700	66,637
Independence Community Bank Corp.	10,000	364,300
Webster Financial Corp.	8,700	378,450

		2,217,423

Securities Brokerage & Services (1.7%)
American Capital Strategies Ltd.	11,900	312,375
NCO Group, Inc. (b)	21,300	483,510

		795,885

Services — Commercial (4.3%)
4Kids Entertainment, Inc. (b)	2,400	52,440
Angelica Corp.	2,600	59,800
Casella Waste Systems, Inc., Class A (b)	9,400	136,300
Coinstar, Inc. (b)	3,300	56,925
Integrated Alarm Services Group, Inc. (b)	33,000	320,100
Manpower, Inc.	4,600	215,740
Pegasus Systems, Inc. (b)	30,500	326,350
Roto-Rooter, Inc.	8,800	425,920
Waste Connections, Inc. (b)	10,800	434,916

		2,028,491

Shipping (0.5%)
Kirby Corp. (b)	6,870	237,015

Steel (0.1%)
Carpenter Technology Corp.	1,510	41,238

Tobacco (0.1%)
Standard Commercial Corp.	1,700	31,450

Transportation Misc. (0.7%)
Overnite Corp.	9,500	228,000
SCS Transportation, Inc. (b)	3,900	89,232

		317,232

Utilities — Electric (3.5%)
Black Hills Corp.	10,400	318,136
Duquesne Light Holdings, Inc.	22,800	427,956
Westar Energy, Inc.	23,400	477,594
Wisconsin Energy Corp.	13,600	427,040

		1,650,726

Utilities-Gas Distributors (1.9%)
Cascade Natural Gas Corp.	2,100	43,113
Questar Corp.	12,000	425,640
Western Gas Resources, Inc.	8,100	441,045

		909,798

Utilities-Telecommunications (0.4%)
Nextel Partners, Inc., Class A (b)	14,700	196,245

Utilities-Water (0.5%)
American States Water Co.	8,572	198,442
California Water Service Group	2,000	57,040

		255,482

Total Common Stocks		46,230,025

Repurchase Agreements (3.4%)
CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $938,703 (Fully collateralized by Treasury Notes, U.S. Agency Securities, and AA Rated Corporate Bonds)	$938,629	938,629
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $670,649 (Fully collateralized by AA Rated Corporate Bonds)	670,596	670,596

Total Repurchase Agreements		1,609,225

Total Investments (Cost $45,254,416) (a) — 101.5%		47,839,250

Liabilities in excess of other assets — (1.5)%		(693,685)

NET ASSETS — 100.0%		$47,145,565

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

68 Semiannual Report 2004

Concept Series

Gartmore Micro Cap Equity Fund	Class A Shares symbol: GMEAX Class B Shares symbol: GMEBX Class C Shares symbol: GMECX Class R Shares symbol: GMERX Institutional Service Class symbol: GMESX Institutional Class symbol: GMEIX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Micro Cap Equity Fund returned 18.73% versus 12.55% for its benchmark, the Wilshire Micro-Cap Equity Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 8.28%.

A combination of factors affected the Fund’s performance during the semiannual period. The key issues, from a macroeconomic perspective, have not changed dramatically over the past six months: the potential for interest-rate hikes; the outlook for job growth; corporate earnings expectations; the U.S. presidential election; oil prices and the impact of the war on terror. Although these issues have remained the same, the degree to which these affect the performance of the market changes, sometimes daily.

Rather than respond to ever-changing macroeconmic events, we continue to stick to our proven discipline of uncovering high-quality growth stocks. From the micro-cap equity perspective, the market became more speculative in late 2003 and into early 2004 before pulling back on fears of overvaluation, the strength of positive earnings revisions, and geopolitical turmoil. When dealing with micro-cap stocks, the dominant performance factors are liquidity, which usually is more positive in the currently bullish market, and company-specific catalysts. Both elements bode well for the Fund, since we consider ourselves to be stock-pickers.

The Fund is focused on maintaining a discipline of finding high-quality growth stocks, regardless of the prevailing market conditions. In our experience, companies that exhibit sustainable competitive advantages and consistent earnings streams tend to perform well throughout a complete market cycle. We have been paring back gains in many of the Fund’s stocks that already have had big runs. At times, we have found that the Fund has sold some winners too early, but we feel that the rationale for these sales will be borne out over time. Our biggest challenge has been finding new issues to replace the sold stocks. Since the Fund stays relatively sector-neutral, and its position sizes are within a narrow band, stock selection drives Fund performance.

The economy continues to improve and, as a result, corporate earnings continue to improve. A common marketplace analogy is that of a rising tide lifting all boats. As investors’ confidence in the sustainability of the earnings recovery has strengthened, cyclical and lower-quality companies’ stocks have performed very well, which is typical of the first stage of an economic recovery. As economic growth moderates, however, and we enter the second phase of the earnings recovery, higher-quality companies with sustainable earnings growth will tend to outperform. We define high-quality stocks as those with market-leading operating margins, low debt-to-equity ratios, and better than 15% return on equity. Stocks with those characteristics will provide the long-term investment opportunities for the Fund.

In the near term, we feel that the market is poised for further appreciation and, accordingly, we have allocated some Fund assets to names that we feel will benefit from this environment. The Fund remains relatively sector-neutral to the benchmark because we prefer to let stock selection drive Fund performance rather than a macroeconomic call or a sector bet.

Portfolio Manager: Carl Wilk

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	18.73%	83.75%	41.27%
	w/SC3	11.91%	73.14%	36.79%

Class B	w/o SC2	18.30%	82.19%	40.17%
	w/SC4	13.30%	77.19%	38.52%

Class C	w/o SC2	18.27%	82.39%	40.25%
	w/SC5	17.27%	81.39%	40.25%

Class R [6,7]		18.42%	82.39%	40.25%

Institutional Service Class[7]		18.80%	84.08%	41.55%

Institutional Class[7]		18.86%	84.17%	41.59%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on June 27, 2002.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Micro Cap Equity Fund, Wilshire Micro Cap Equity Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Wilshire Micro Cap Equity Index is a capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 69

Concept Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Micro Cap Equity Fund

Common Stocks (83.4%)

	Shares or
	Principal Amount	Value

Apparel (4.1%)
Jos. A. Bank Clothiers, Inc. (b)	50,000	$1,573,000
Perry Ellis International, Inc. (b)	50,000	1,412,500
Weyco Group, Inc.	19,700	639,265

		3,624,765

Auto Parts & Equipment (1.4%)
Monro Muffler, Inc. (b)	50,000	1,188,500

Bank Holdings Companies (4.2%)
Florida Banks, Inc. (b)	45,000	943,200
Macatawa Bank Corp.	29,645	747,350
Mercantile Bank Corp.	10,500	377,475
Pacific Premier Bancorp, Inc. (b)	70,000	733,600
Royal Bancshares of Pennsylvania, Inc., Class A	35,700	888,930

		3,690,555

Chemicals — Plastic (0.4%)
Landec Corp. (b)	60,700	382,410

Computer Software & Services (8.0%)
Captiva Software Corp. (b)	50,000	539,500
ClickSoftware Co. (b)	290,000	629,300
DigitalNet Holdings, Inc. (b)	60,000	1,425,600
DocuCorp International, Inc. (b)	125,000	1,355,000
Logility, Inc. (b)	64,900	320,606
Mobius Management Systems, Inc. (b)	130,000	833,300
SBS Technologies, Inc. (b)	75,900	1,130,910
Tumbleweed Communications Corp. (b)	190,000	714,400

		6,948,616

Consulting Services (3.0%)
Braun Consulting, Inc. (b)	130,000	396,500
Marimba, Inc. (b)	112,900	912,232
Perficient, Inc. (b)	321,100	1,319,721

		2,628,453

Data Processing (1.0%)
Innodata Isogen, Inc. (b)	275,000	874,500

Electronics (4.4%)
Cyberoptics Corp. (b)	89,900	1,754,039
Lowrance Electronics, Inc.	52,500	1,115,625
Mobility Electronics, Inc. (b)	120,000	982,800

		3,852,464

Financial (1.8%)
World Acceptance Corp. (b)	100,000	1,530,000

Food & Related (3.5%)
Nutraceutical International Corp. (b)	70,000	1,627,500
SunOpta, Inc. (b)	150,000	1,408,500

		3,036,000

Healthcare (4.6%)
America Service Group, Inc. (b)	25,000	917,500
American Medical Security Group, Inc. (b)	55,000	1,408,000
National Medical Health Card Systems, Inc. (b)	27,100	756,361
Option Care, Inc. (b)	65,000	930,800

		4,012,661

Housewares (1.7%)
Lifetime Hoan Corp.	80,000	1,496,000

Insurance (0.6%)
Meadowbrook Insurance Group, Inc. (b)	100,000	535,000

Internet (1.4%)
AXS-One, Inc. (b)	320,000	1,248,000

Manufacturing (0.9%)
Raven Industries, Inc.	25,000	812,500

Medical Equipment & Supplies (6.9%)
Encore Medical Corp. (b)	85,000	667,250
Enpath Medical, Inc. (b)	26,100	300,150
Hologic, Inc. (b)	40,000	802,000
Lifeline Systems, Inc. (b)	40,000	792,400
Orthovita, Inc. (b)	220,000	992,200
Quinton Cardiology Systems, Inc. (b)	100,000	1,042,000
ThermoGenesis Corp. (b)	300,000	1,407,000

		6,003,000

Oil & Gas (3.6%)
Lufkin Industries, Inc.	35,000	1,109,500
Matrix Service Co. (b)	60,000	622,800
Mission Resources Corp. (b)	350,000	1,449,000

		3,181,300

Pharmaceuticals (5.8%)
Bone Care International, Inc. (b)	50,000	1,233,000
Del Laboratories, Inc. (b)	30,300	864,156
Innovative Companies, Inc. (b)	140,000	880,460
Interpharm Holdings, Inc. (b)	277,400	1,101,278
Mannatech, Inc.	91,800	963,900

		5,042,794

Pollution Control (1.3%)
Duratek, Inc. (b)	90,000	1,170,000

70 Semiannual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Power Conversion & Supply Equipment (1.1%)
SL Industries, Inc. (b)	35,000	$337,750
TII Network Technologies, Inc. (b)	400,000	660,000

		997,750

Restaurants (1.2%)
Buffalo Wild Wings, Inc. (b)	30,900	1,025,262

Retail (2.4%)
Enesco Group, Inc. (b)	59,400	770,418
Sportsman’s Guide, Inc. (The) (b)	66,000	1,339,866

		2,110,284

Semiconductors (1.7%)
Diodes, Inc. (b)	70,000	1,519,700

Services (2.3%)
Labor Ready, Inc. (b)	100,000	1,264,000
Providence Service Corp. (b)	40,000	770,200

		2,034,200

Steel (1.4%)
Olympic Steel, Inc. (b)	100,000	1,200,000

Technology (3.3%)
Digi International, Inc. (b)	136,700	1,328,724
Excel Technology, Inc. (b)	45,000	1,522,800

		2,851,524

Telecommunications (5.7%)
Applied Innovation, Inc. (b)	25,290	108,494
Applied Signal Technology, Inc.	45,000	1,216,800
Comtech Telecommunications Corp. (b)	50,000	809,000
Knology, Inc. (b)	91,500	728,340
KVH Industries, Inc. (b)	33,600	462,470
Radyne ComStream, Inc. (b)	175,000	1,615,251

		4,940,355

Transportation (4.9%)
Celadon Group, Inc. (b)	90,000	1,481,400
Dynamex, Inc. (b)	110,000	1,461,900
HUB Group, Inc., Class A (b)	20,000	690,000
Stonepath Group, Inc. (b)	250,000	690,000

		4,323,300

Veterinary Diagnostics (0.8%)
Neogen Corp. (b)	42,402	716,127

Total Common Stocks		72,976,020

Real Estate Investment Trusts (0.5%)
REITS — Mortgage (0.5%)
Capital Lease Funding, Inc. (b)	40,100	421,852

Total Real Estate Investment Trusts		421,852

Repurchase Agreements (15.4%)
CS First Boston, 0.94% dated 04/30/04, due 05/03/04, repurchase price $7,845,322 (Fully collateralized by AA Corporate Bonds, Treasury Notes, and U.S. Agency Securities)	$7,844,707	7,844,707
Nomura Securities, 0.94% dated 04/30/04, due 05/03/04, repurchase price $5,605,024 (Fully collateralized by AA Rated Corporate Bonds)	5,604,585	5,604,585

Total Repurchase Agreements		13,449,292

Total Investments (Cost $81,240,715) (a) — 99.3%		86,847,164
Other assets in excess of liabilities — 0.7%		569,260

NET ASSETS — 100.0%		$87,416,424

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

2004 Semiannual Report 71

Concept Series

Gartmore Long-Short Equity Plus Fund	Class A Shares symbol: MLSAX Class B Shares symbol: MLSBX Class C Shares symbol: MLSCX Class R Shares symbol: GLSRX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Long-Short Equity Plus Fund returned 2.76% versus 6.27% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Special Diversified Equity Funds was -0.21%.

The value-added component of this Fund does not depend on the overall direction of the market. Because the Fund maintains a wide diversification in its long/short holdings and equal weightings in its long/short positions, the impact of any single position is not a key determinant of Fund performance. The Fund is sector-neutral and well balanced across all 11 major economic sectors. The Fund also is style-neutral, with no bias to either growth or value characteristics. The Fund does not take an active “bet” on the direction of interest rates, commodity pricing or general economic activity.

This semiannual period was a challenging time for the long/short equity market-neutral component of the Fund. A positive gain in October 2003 was followed by below-trend performance during the last two months of calendar year 2003. The Fund’s quantitative model underperformed, and lower-rated stocks outperformed higher-rated names. While we generally see a range in performance across each of the 11 economic sectors, the Fund’s below-trend performance was largely early in the reporting period. As an example, negative performance in three specific sectors, namely health care, consumer cyclicals and technology, more than offset the positive performance generated in five other sectors during December.

The first quarter of 2004 featured mixed results for the long/short equity market-neutral component of the Fund. January and February 2004 saw a continuation of the key trends that characterized much of 2003, namely the irrational behavior of stocks coupled with the inversed performance of the quantitative models amid an environment of historically low interest rates. Despite these factors, the first quarter of 2004 ended with strong performance in March from each component of the Fund’s disciplined investment process.

April 2004, the final month in the semiannual period, was a down month for the Fund’s investment strategy due to underperformance of the Fund’s quantitative models. The models’ weakness, on a sector-neutral basis, was concentrated primarily in the growth factors, with the value factors performing only slightly below trend.

Portfolio Manager: George Douglas

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	5 Yr.	Inception[1]

Class A2	w/o SC3	2.76%	18.68%	2.52%	13.27%
	w/SC4	-3.13%	11.90%	1.31%	12.22%

Class B2	w/o SC3	2.34%	17.58%	2.23%	13.02%
	w/SC5	-1.40%	13.29%	2.04%	13.02%

Class C6	w/o SC3	2.35%	17.72%	1.66%	11.12%
	w/SC7	1.66%	16.93%	1.66%	11.12%

Class R [8,9]		2.46%	18.20%	2.45%	13.22%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized

[1]	The Fund’s predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners Long-Short Equity Plus Fund.

[2]	These returns through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund’s predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities and Class A shares had the same expenses after waivers and reimbursements. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through June 22, 2003 include the performance of the Class C shares of the Fund’s predecessor fund.

[7]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Class R shares) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[9]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Long-Short Equity Plus Fund, the S&P 500 Index (S&P 500)(a), the Morgan Stanley Capital International All Country World Free Index (MSCI AC World)(b), the Citigroup U.S. Domestic 3-Month T Bill Index(c), the Composite (Composite)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The MSCI AC World is an index that contains companies that are replicas of their local markets.

(c)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Composite is a combination of 50% MSCI AC World and 50% Citibank U.S. Domestic 3-Month T Bill index.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

72 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Long-Short Equity Plus Fund

Common Stocks — Long Positions (90.9%) (c)

	Shares or
	Principal Amount	Value

Basic Industry/Gold (6.3%)
Alcoa, Inc.	3,455	$106,241
Ball Corp.	2,140	141,240
Dow Chemical Co.	3,515	139,510
Georgia-Pacific Corp.	2,550	89,505
Inco Ltd. (b)	5,500	158,125
Newmont Mining Corp.	1,750	65,450
Nucor Corp.	1,500	89,100
Phelps Dodge Corp. (b)	1,850	121,786
PPG Industries, Inc.	1,950	115,655
Rohm & Haas Co.	3,400	131,852
Scotts Co. (The) (b)	1,805	119,040
Temple-Inland, Inc.	1,700	105,009
Weyerhaeuser Co.	3,350	198,319

		1,580,832

Capital Goods/ Defense (13.0%)
AGCO Corp. (b)	9,255	178,159
American Axle & Manufacturing Holdings (b)	3,520	135,414
Amphenol Corp., Class A (b)	5,310	167,849
Autoliv, Inc.	1,810	76,979
Briggs & Stratton Corp.	2,140	149,800
Cooper Industries Ltd.	1,200	65,892
Dana Corp.	3,825	77,112
Danaher Corp.	2,680	247,953
Deere & Co.	3,560	242,221
Eaton Corp.	3,525	209,315
Emerson Electric Co.	3,800	228,836
General Dynamics Corp.	950	88,939
Graco, Inc.	675	19,035
Ingersoll-Rand Co.	2,935	189,454
ITT Industries, Inc.	1,340	106,249
Navistar International Corp. (b)	1,700	76,755
Northrop Grumman Corp.	750	74,438
PACCAR, Inc.	3,395	191,682
Parker Hannifin Corp.	3,550	196,280
PerkinElmer, Inc.	2,700	51,975
Rockwell Collins, Inc.	4,710	151,898
Rockwell International Corp.	4,335	141,711
Snap-On, Inc.	3,200	108,096
York International Corp.	2,540	99,568

		3,275,610

Construction (1.8%)
Jacobs Engineering Group, Inc. (b)	3,360	140,145
KB Home	1,850	127,521
Lennar Corp.	1,700	79,645
Masco Corp.	2,680	75,067
Winnebago Industries, Inc.	1,400	40,362

		462,740

Consumer Cyclical (8.5%)
AnnTaylor Stores Corp. (b)	1,600	64,848
Barnes & Noble, Inc. (b)	3,615	107,980
Best Buy Co.	1,925	104,431
Claire’s Stores, Inc.	4,565	93,035
Dollar General Corp.	5,910	110,872
Federated Department Stores, Inc.	2,725	133,525
Gap, Inc.	4,610	101,466
Hughes Supply, Inc.	1,535	85,791
IKON Office Solutions, Inc.	6,660	74,126
Jones Apparel Group, Inc.	2,785	101,931
Liz Claiborne, Inc.	2,800	98,280
Mattel, Inc.	7,770	131,779
Nordstrom, Inc.	2,840	101,189
Pacific Sunwear of California (b)	5,775	123,989
PETCO Animal Supplies, Inc. (b)	3,425	100,558
Reebok International Ltd.	1,840	66,939
Regis Corp.	2,740	118,971
Sears, Roebuck & Co.	3,865	154,793
ShopKo Stores, Inc. (b)	3,530	46,808
Tommy Hilfiger Corp. (b)	7,340	114,504
Whirlpool Corp.	1,705	111,695

		2,147,510

Consumer Staple (4.2%)
Anheuser Busch Cos., Inc.	2,540	130,150
Brunswick Corp.	2,840	116,752
Chiquita Brands International, Inc. (b)	4,220	76,002
CVS Corp.	3,105	119,946
General Mills, Inc.	1,600	78,000
H.J. Heinz Co.	3,525	134,620
Kellogg Co.	2,525	108,323
Pepsi Bottling Group, Inc. (The)	3,825	111,958
Sunopta, Inc. (b)	3,745	35,166
Supervalu, Inc.	4,495	138,400

		1,049,317

Energy (8.1%)
Baker Hughes, Inc.	3,700	135,716
Burlington Resources, Inc.	1,700	114,359
Chevron Texaco Corp.	1,150	105,225
ConocoPhillips	1,600	114,080
ENSCO International, Inc.	5,350	146,430
Halliburton Co.	5,305	158,089
Kerr-Mcgee Corp.	3,640	178,104
Marathon Oil Corp.	4,400	147,664
Nabors Industries Ltd. (b)	2,250	99,810
Newfield Exploration Co. (b)	1,775	93,507
Occidental Petroleum Corp.	2,115	99,828
Pioneer Natural Resources Co.	2,185	71,471
Pogo Producing Co.	1,950	96,174
Schlumberger Ltd.	2,950	172,664

2004 Semiannual Report 73

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Long-Short Equity Plus Fund (Continued)

Concept Series

Common Stocks — Long Positions (continued)

	Shares or
	Principal Amount	Value

Energy (continued)
Spinnaker Exploration Co. (b)	3,055	$108,972
Transocean, Inc. (b)	3,670	101,916
XTO Energy, Inc.	3,100	82,770

		2,026,779

Finance (14.5%)
AFLAC, Inc.	2,850	120,356
American Realty Investors, Inc.	7,315	108,262
Bankunited Financial Corp. (b)	1,450	38,324
Boston Properties, Inc.	2,785	130,895
Capital One Financial Corp.	1,300	85,189
City National Corp.	1,845	113,744
Everest Re Group Ltd.	1,530	130,325
Fifth Third Bancorp	2,105	112,954
General Growth Properties, Inc.	5,205	141,108
Hartford Financial Services Group, Inc.	1,715	104,752
Independence Community Bank Corp.	3,525	128,416
Infinity Property & Casualty Corp.	2,740	85,214
J.P. Morgan Chase & Co.	4,095	153,972
Mack-Cali Realty Corp.	2,675	99,911
MBNA Corp.	3,155	76,919
NewAlliance Bancshares, Inc. (b)	10,890	148,649
North Fork Bancorporation, Inc.	3,100	115,072
PNC Bank Corp.	2,255	119,741
Provident Financial Services, Inc.	6,845	123,210
Providian Financial Corp. (b)	7,060	85,638
Prudential Financial, Inc.	2,615	114,903
Rouse Co.	2,630	113,879
S&P Depositary Receipt (b)	2,500	277,500
SouthTrust Corp.	3,000	93,240
Sovereign Bancorp	4,885	97,602
State Street Corp.	2,945	143,716
Taubman Centers, Inc.	4,070	79,365
U.S. Bancorp	4,575	117,303
Wachovia Corp.	2,300	105,225
Webster Financial Corp.	1,500	65,250
Willis Group Holdings Ltd.	2,320	84,239
Zions Bancorp	2,300	129,996

		3,644,869

Health Care (7.4%)
Abbott Laboratories	5,455	240,129
Aetna, Inc.	450	37,238
Alberto-Culver Co., Class B	1,965	92,669
Alcon, Inc. ADR — CH	700	51,975
Bristol-Myers Squibb Co.	8,900	223,390
CIGNA Corp.	610	39,351
Coventry Health Care, Inc. (b)	2,175	91,002
Cytyc Corp. (b)	3,650	78,110
Estee Lauder Co., Inc. (The), Class A	3,265	149,243
Express Scripts, Inc., Class A (b)	1,350	104,409
Health Net, Inc. (b)	1,500	38,160
Humana, Inc. (b)	2,200	35,838
Johnson & Johnson, Inc.	2,485	134,265
Medtronic, Inc.	2,620	132,205
Neighborcare, Inc. (b)	3,050	70,577
PacifiCare Health Systems, Inc. (b)	1,025	36,654
Sierra Health Services, Inc. (b)	1,100	40,865
UnitedHealth Group, Inc.	600	36,888
Valeant Pharmaceutical International	3,665	84,662
Varian Medical Systems, Inc. (b)	610	52,362
VISX, Inc. (b)	4,100	89,749

		1,859,741

Media/Services (9.1%)
ARAMARK Corp.	4,215	120,549
BellSouth Corp.	5,055	130,470
Bunge Ltd.	2,200	81,510
Caesars Entertainment Cos. (b)	7,735	102,489
Cendant Corp.	6,080	143,973
Cox Radio, Inc. (b)	3,000	62,130
Cracker Barrel Group, Inc.	3,165	118,846
EchoStar Communications Corp., Class A (b)	3,145	104,383
Interactivecorp, Inc. (b)	3,150	100,391
McDonald’s Corp.	4,625	125,939
Medcohealth Solutions, Inc. (b)	1,500	53,100
Metro-Goldwyn-Mayer, Inc. (b)	3,734	78,489
Nextel Communications, Inc., Class A (b)	5,380	128,367
Pactiv Corp. (b)	5,080	116,586
PTEK Holdings, Inc. (b)	4,295	43,680
Rent-A-Center, Inc. (b)	3,451	101,011
Sunterra Corp. (b)	4,105	53,776
Time Warner, Inc. (b)	13,695	230,349
Triarc Cos., Inc.	9,265	101,915
Tribune Co.	2,995	143,400
Viacom, Inc., Class B	3,685	142,425

		2,283,778

Technology (9.5%)
Agilent Technologies (b)	2,875	77,654
Altera Corp. (b)	4,620	92,446
Ameritrade Holdings Corp. (b)	5,515	67,504
Analog Devices, Inc.	2,300	97,980
Bio-Rad Laboratories, Inc., Class A (b)	975	57,135
Digitas, Inc. (b)	9,080	89,983
Ditech Communications Corp. (b)	4,190	60,252
Fiserv, Inc. (b)	2,300	84,088
Global Imaging Systems, Inc. (b)	2,970	102,821
Harris Corp.	2,300	103,615
Intel Corp.	4,550	117,072
Intuit, Inc. (b)	2,420	102,777
National Semiconductor Corp. (b)	1,835	74,850

74 Semiannual Report 2004

Common Stocks — Long Positions (continued)

	Shares or
	Principal Amount	Value

Technology (continued)
Nokia Corp. ADR — FI	6,535	$91,555
Pharmaceutical Resources, Inc. (b)	2,995	120,699
Polycom, Inc. (b)	8,385	159,986
Radioshack Corp.	2,640	81,206
RF Micro Devices, Inc. (b)	12,400	91,264
SAP AG ADR — DE	2,090	77,915
Scansource, Inc. (b)	1,775	98,033
Storage Technology Corp. (b)	3,530	92,733
Synopsys, Inc. (b)	3,700	98,901
Teradyne, Inc. (b)	6,400	130,432
Tetra Technology, Inc. (b)	4,010	66,606
Unova, Inc. (b)	2,915	51,013
Xerox Corp. (b)	6,840	91,861

		2,380,381

Transportation (3.5%)
Avocent Corp. (b)	1,380	44,284
Continental Airlines, Class B (b)	5,835	62,201
FedEx Corp.	2,735	196,674
Hewlett Packard Co.	4,645	91,507
J.B. Hunt Transport Services, Inc. (b)	4,505	142,628
Mesa Air Group, Inc. (b)	6,180	43,693
Norfolk Southern Corp.	2,865	68,244
Teekay Shipping Corp.	1,915	116,432
United Parcel Service, Class B	1,655	116,098

		881,761

Utility (5.0%)
Constellation Energy Group, Inc.	2,975	114,478
Exelon Corp.	2,230	149,275
Kinder Morgan, Inc.	2,110	127,043
NiSource, Inc.	3,525	71,064
ONEOK, Inc.	5,745	120,358
PG&E Corp. (b)	4,845	133,334
PPL Corp.	2,330	99,841
Questar Corp.	3,295	116,874
Sempra Energy	4,175	132,556
Williams Companies, Inc. (The)	7,005	72,152
Wisconsin Energy Corp.	3,650	114,610

		1,251,585

Total Common Stocks — Long Positions (c)		22,844,903

CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $992,963 (Fully collateralized by AA Rated Corporate Bonds, Treasury Notes, and U.S. Agency Securities)	$992,885	992,885
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $709,415 (Fully collateralized by AA Rated Corporate Bonds)	709,359	709,359

Total Repurchase Agreements		1,702,244

Total Investments (Cost $24,495,293) (a) — 97.7%		24,547,147
Other assets in excess of liabilities — 2.3%		580,527

NET ASSETS — 100.0%		$25,127,674

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All long positions held as collateral for securities sold short.

ADR      American Depositary Receipt

CH       Switzerland

DE       Germany

FI       Finland

See notes to financial statements.

2004 Semiannual Report 75

Concept Series

Statement of Investments Sold Short
April 30, 2004 (Unaudited)

Gartmore Long-Short Equity Plus Fund

Common Stocks — Short Positions (89.2%)

	Shares	Value

Basic Industry / Gold (5.5%)
Air Products & Chemical, Inc.	2,550	$127,015
Albemarle Corp.	5,030	147,127
Alcan Aluminum Ltd. ADR — CA	1,600	64,368
Bowater, Inc.	2,480	104,035
Cytec Industries, Inc.	1,700	66,844
International Paper Co.	3,125	125,999
Magna International, Inc. ADR — CA	575	45,368
MeadWestvaco Corp.	2,350	61,453
Minerals Technologies, Inc.	1,250	73,313
Praxair, Inc.	2,370	86,624
Premcor, Inc. (b)	2,655	91,412
Smurfit-Stone Container Corp. (b)	5,735	98,585
Steel Dynamics, Inc. (b)	3,650	87,856
Stillwater Mining Co. (b)	2,020	27,129
United States Steel Corp.	1,800	51,534
Valspar Corp.	2,480	123,131

		1,381,793

Capital Goods/Defense (11.9%)
Actuant Corp. (b)	1,855	63,404
Albany International Corp., Class A	2,130	64,965
AMETEK, Inc.	1,970	52,205
Baldor Electric Co.	5,175	116,852
Caterpillar, Inc.	3,245	252,233
Ceradyne, Inc. (b)	650	18,551
DaimlerChrysler AG ADR — DE	2,890	128,316
Dover Corp.	3,850	154,116
Esterline Technologies Corp. (b)	2,780	68,805
Federal Signal Corp.	2,725	49,595
FLIR Systems, Inc. (b)	445	20,875
General Electric Co.	9,385	281,080
Gentex Corp.	3,130	123,103
Genuine Parts Co.	4,165	149,107
Honeywell International, Inc.	4,510	155,955
L-3 Communications Holdings, Inc.	2,475	152,807
Manitowoc Co., Inc.	2,260	68,727
Molex, Inc.	4,105	122,247
Precision Castparts Corp.	975	43,885
Roper Industries, Inc.	3,230	156,816
Sonic Automotive, Inc.	5,540	137,946
Superior Industries International, Inc.	4,030	137,342
Thomas & Betts Corp.	2,600	62,504
Timken Co.	5,735	126,514
Trinity Industries, Inc.	2,675	81,026
Visteon Corp.	8,785	95,405
Waters Corp. (b)	2,455	105,933

		2,990,314

Construction (3.0%)
Beazer Homes USA, Inc.	1,025	100,911
Engineered Support Systems, Inc.	830	40,363
Fastenal Co.	4,300	235,942
Fleetwood Enterprises, Inc. (b)	7,630	110,635
Insituform Technologies, Inc. (b)	3,950	64,148
Palm Harbor Homes, Inc. (b)	2,420	54,450
Toll Brothers, Inc. (b)	2,420	95,759
Trex Co., Inc. (b)	1,645	63,678

		765,886

Consumer Cyclical (8.5%)
Avery-Dennison Corp.	1,505	96,666
Aztar Corp. (b)	3,860	99,974
BorgWarner, Inc.	1,850	151,589
Charlotte Russe Holding, Inc. (b)	4,895	80,523
Costco Wholesale Corp. (b)	3,820	143,059
Dick’s Sporting Goods, Inc. (b)	2,420	65,267
Dillards Department Stores, Inc.	5,440	91,555
Ethan Allen Interiors, Inc.	1,925	80,022
Garmin Ltd.	2,325	74,772
Jos. A. Bank Clothiers, Inc. (b)	2,420	76,133
K2, Inc. (b)	5,690	83,415
Leggett & Platt, Inc.	3,670	82,942
Linen ’n Things, Inc. (b)	2,400	77,856
Office Depot, Inc. (b)	4,020	70,390
Pep Boys-Manny, Moe & Jack (The)	4,595	126,225
Ross Stores, Inc.	3,820	116,510
Sports Authority, Inc. (b)	2,325	89,141
Target Corp.	4,175	181,070
Tiffany & Co.	3,465	135,135
Utstarcom, Inc. (b)	1,750	46,113
Wal-Mart Stores, Inc.	3,075	175,275

		2,143,632

Consumer Staple (5.0%)
Albertson’s, Inc.	3,905	91,221
Callaway Golf Co.	3,650	61,941
ConAgra, Inc.	4,910	141,850
Constellation Brands, Inc. (b)	3,635	120,428
Dean Foods Co. (b)	4,225	141,876
McCormick & Co., Inc.	4,915	167,896
Safeway, Inc. (b)	4,790	109,931
Sara Lee Corp.	7,675	177,138
Winn-Dixie Stores, Inc.	6,100	46,482
Wrigley (WM.) Jr. Co.	3,145	194,046

		1,252,809

Energy (9.0%)
Apache Corp.	4,125	172,714
Arch Coal, Inc.	2,540	77,749
Cal Dive International, Inc. (b)	1,900	51,376
Chesapeake Energy Corp.	6,495	89,306
Comstock Resources, Inc. (b)	2,725	55,454
Cooper Cameron Corp. (b)	1,700	82,195
Devon Energy Corp.	1,960	119,952

76 Semiannual Report 2004

Common Stocks — Short Positions (continued)

	Shares	Value

Energy (continued)
Diamond Offshore Drilling, Inc.	6,230	$140,549
EOG Resources, Inc.	2,115	104,164
Equitable Resources, Inc.	1,655	77,768
Exxon Mobil Corp.	3,865	164,456
Forest Oil Corp. (b)	850	22,313
Grant Prideco, Inc. (b)	8,390	127,948
Hanover Compressor Co. (b)	8,100	99,630
Lone Star Technologies, Inc. (b)	700	14,350
Lyondell Chemical Co.	3,325	54,364
Massey Energy Co.	2,875	67,333
Royal Dutch Petroleum Co. ADR — NL	3,685	179,311
SEACOR SMIT, Inc. (b)	2,755	114,277
Tidewater, Inc.	3,925	110,724
Unocal Corp.	2,605	93,884
Valero Energy Corp.	2,275	145,054
Weatherford International, Inc. (b)	2,100	91,308

		2,256,179

Finance (13.6%)
American Express Co.	1,555	76,117
Americredit Corp. (b)	5,740	93,045
Annaly Mortgage Management, Inc.	5,255	90,912
Archstone-Smith Trust	2,350	64,461
Avalonbay Communities, Inc.	1,430	70,971
Bank of New York Company, Inc.	3,525	102,719
Berkshire Hathaway, Inc., Class B (b)	45	140,355
Brookline Bancorp, Inc.	6,295	89,137
Chicago Mercantile Exchange	880	103,224
Citigroup, Inc.	4,215	202,698
Equity Office Properties Trust	5,055	127,234
Equity Residential	4,025	110,527
Federal Home Loan Mortgage Corp.	2,315	135,196
Federal National Mortgage Assoc.	835	57,381
Goldman Sachs Group, Inc.	1,105	106,633
HCC Insurance Holdings, Inc.	2,220	71,084
IndyMac Mortgage Holdings, Inc.	2,525	81,204
KeyCorp	3,570	106,029
Macerich Co. (The)	2,070	86,671
MBIA, Inc.	1,810	106,591
Mercantile Bankshares Corp.	2,000	85,840
Northern Trust Corp.	2,655	112,253
PMI Group, Inc.	2,400	103,272
Scottish ReGroup Ltd.	2,600	56,888
SLM Corp.	2,150	82,367
South Financial Group, Inc. (The)	4,415	122,296
Southwest Bancorp. of Texas, Inc.	1,700	69,139
St. Paul Cos., Inc.	3,455	140,515
United Dominion Realty Trust, Inc.	6,850	122,958
Unumprovident Corp.	7,595	118,102
Washington Federal, Inc.	5,147	120,234
Wilmington Trust Corp.	2,860	99,442
XL Capital Ltd.	1,855	141,628

		3,397,123

Health Care (7.5%)
Able Laboratories, Inc. (b)	4,100	78,925
Airgas, Inc.	3,000	66,450
Alkermes, Inc. (b)	2,930	44,917
Baxter International, Inc.	6,625	209,681
Eclipsys Corp. (b)	4,445	62,719
Eli Lilly & Co.	2,125	156,846
HCA, Inc.	3,200	130,016
Health Management Associates, Inc., Class A	7,740	179,026
IVAX Corp. (b)	5,775	123,008
Patterson Dental Co. (b)	1,950	143,715
Pfizer, Inc.	2,155	77,063
Pharmaceutical Product Development, Inc. (b)	4,025	119,019
Schering-Plough Corp.	8,915	149,148
Tenet Healthcare Corp. (b)	11,700	137,592
Watson Pharmaceutical, Inc. (b)	1,900	67,659
Zimmer Holdings, Inc. (b)	1,725	137,741

		1,883,525

Media / Services (8.3%)
AT&T Corp.	3,775	64,741
Brinker International, Inc. (b)	2,315	89,035
Cal-Maine Foods, Inc.	2,080	22,963
ChoicePoint, Inc. (b)	2,715	119,243
Cox Communications, Inc., Class A (b)	4,200	137,298
Darden Restaurants, Inc.	4,845	109,788
DeVry, Inc. (b)	2,210	63,648
Gannett Co., Inc.	3,170	274,776
Hilton Hotels Corp.	7,185	125,666
Lamar Advertising Co. (b)	2,420	99,365
Martha Stewart Living Omnimedia, Inc. (b)	7,950	81,567
NCO Group, Inc. (b)	4,625	104,988
New York Times Co., Class A	2,220	101,698
Robert Half International, Inc. (b)	3,000	81,810
Ruby Tuesday, Inc.	3,810	113,995
Speedway Motorsports, Inc.	3,520	104,966
Valassis Communications, Inc. (b)	4,635	143,222
Waste Connections, Inc. (b)	2,720	109,534
Waste Management, Inc.	5,000	142,000

		2,090,303

Technology (9.3%)
Advanced Micro Devices, Inc. (b)	7,095	100,891
Andrew Corp. (b)	4,370	74,072
Apple Computer, Inc. (b)	2,985	76,804
Artisan Components, Inc. (b)	5,140	120,276
Brocade Communications Systems, Inc. (b)	11,685	62,515
Cadence Design Systems, Inc. (b)	5,800	74,356

2004 Semiannual Report 77

Statement of Investments Sold Short (Continued)
April 30, 2004 (Unaudited)

Gartmore Long-Short Equity Plus Fund (Continued)

Concept Series

Common Stocks — Short Positions (continued)

	Shares	Value

Technology (continued)
Celestica, Inc. (b)	4,400	$77,352
Circuit City Stores, Inc.	6,300	73,584
Computer Associates International, Inc.	3,075	82,441
Computer Network Technology Corp. (b)	3,710	24,301
Computer Sciences Corp. (b)	4,090	167,321
Cyberguard Corp. (b)	2,425	20,855
Dell, Inc. (b)	4,600	159,665
Electronics For Imaging, Inc. (b)	3,825	97,079
Integrated Circuit Systems, Inc. (b)	4,725	111,935
International Business Machines Corp.	2,335	205,876
iPass, Inc. (b)	4,060	43,036
Mentor Graphics Corp. (b)	6,250	103,688
Mercury Interactive Corp. (b)	2,655	112,970
Newport Corp. (b)	5,540	82,214
Nvidia Corp. (b)	3,475	71,377
Perot Systems Corp., Class A (b)	6,600	87,912
QIAGEN N.V. ADR — NE (b)	3,200	37,920
Retek, Inc. (b)	1,075	7,504
Sensient Technologies Corp.	4,195	85,830
THQ, Inc. (b)	6,180	114,577
Trimble Navigation Ltd. (b)	2,005	50,225

		2,326,576

Transportation (3.3%)
Burlington Northern Santa Fe Corp.	4,605	150,584
CSX Corp.	2,500	76,900
Expeditors International of Washington, Inc.	4,440	178,443
Frontier Airlines, Inc. (b)	3,825	34,731
Jetblue Airways Corp. (b)	2,300	63,664
Landstar System, Inc. (b)	3,130	140,725
SkyWest, Inc.	1,390	25,298
Southwest Airlines Co.	4,400	62,832
Swift Transportation Co., Inc. (b)	3,075	52,029
USF Corp.	1,680	55,860

		841,066

Utility (4.3%)
Ameren Corp.	2,325	101,649
Consolidated Edison, Inc.	2,870	118,273
Detroit Edison Co.	2,115	82,527
Dominion Resources, Inc.	2,135	136,234
Duke Energy Corp.	4,230	89,084
KeySpan Corp.	2,345	84,772
Pepco Holdings, Inc.	4,100	77,654
Public Service Enterprise Group, Inc.	2,160	92,664
Southern Co. (The)	5,375	154,585
Southern Union Co. (b)	4,285	84,243
TECO Energy, Inc.	5,530	70,397

		1,092,082

Total Investments (Proceeds $22,355,737) (a) — 89.2%		$22,421,288

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

CA       Canada

DE       Germany

NE       Niger

NL       Netherlands

See notes to financial statements.

78 Semiannual Report 2004

Concept Series

Gartmore Convertible Fund	Class A Shares symbol: GRVAX Class B Shares symbol: GRVBX Class C Shares symbol: GRVCX Institutional Service Class symbol: GRVSX Institutional Class symbol: GRVIX

How did the Fund perform?

The Gartmore Convertible Fund was launched on December 30, 2003, with Class A shares introduced on January 20, 2004. For the period from the offering of Class A shares to April 30, 2004, the Fund registered -0.66% versus -2.05% for its benchmark, the Goldman Sachs Convertible 100 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Actively Managed Convertible Bond Funds was -3.02%.

The performance comparisons should be considered in light of the fact that the Fund held a higher-than-normal cash position during the period because we were still in the process of investing in securities for the Fund. Since the Fund has registered only three months of performance, we would like to focus more on the objectives and direction of your investment for this semiannual report.

The Fund seeks to preserve capital and to obtain current yield from interest and dividends through investing in convertible securities. The Fund normally invests 80% of its net assets in convertible securities— usually a preferred U.S. corporate stock or bond exchangeable for a fixed number of other securities at a set price or formula.

The Fund typically invests in investment-grade securities (BBB-/Baa3 or better) that provide fixed-income value and offer potential appreciation through the underlying equities. The balance of the Fund’s portfolio is invested in non-investment-grade convertible securities exhibiting credit qualities that we believe offer beneficial risk-reward characteristics.

The Fund seeks to profit by receiving interest income on a convertible security and from any increase in the security’s value. A convertible security’s value tends to increase or decrease when the market value of the underlying security (generally common stock) increases or decreases.

Looking ahead, we anticipate a continuation of the economic recovery with a gradual rise in interest rates, both of which are generally positive for convertible securities. We also believe we will earn a higher current yield while the economic recovery bodes well for stock prices, which would ultimately benefit our convertible holdings.

Portfolio Managers: Jeremiah O’Grady and Charles Wright

Aggregate Total Return

(For Periods Ended April 30, 2004)

		Inception[1]

Class A	w/o SC2	-0.66%
	w/SC3	-6.37%

Class B	w/o SC2	-1.03%
	w/SC4	-5.97%

Class C	w/o SC2	-1.13%
	w/SC5	-2.12%

Institutional Service Class[6]		-0.74%

Institutional Class[6]		-0.74%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 2003.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Gartmore Convertible Fund, Goldman Sachs Convertible 100 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Goldman Sachs Convertible 100 Index is comprised of 100 convertible securities with U.S. underlyers.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 79

Concept Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Convertible Fund

Convertible Bonds (59.5%)

	Shares or
	Principal Amount	Value

Airlines (5.2%)
ExpressJet Holdings, 4.25%, 08/01/23	400,000	$416,000
Jetblue Airways Corp., 3.50%, 07/15/33	550,000	571,999

		987,999

Banks (1.8%)
Bankunited Capital Trust, 3.13%,03/01/34 (c)	350,000	351,313

Broadcasting (2.2%)
Liberty Media Corp., 3.25%, 03/15/31	450,000	421,313

Commercial Services (2.5%)
Cendant Corp., 3.88%, 11/27/11	440,000	475,750

Computer Services (2.2%)
Electronic Data Systems, 3.88%, 07/15/23	450,000	422,438

Engineering (2.3%)
Fluor Corp., 1.50%, 02/15/24	450,000	446,063

Financial Services (1.8%)
IOS Capital LLC, 5.00%, 05/01/07 (c)	330,000	347,325

Hospitals (3.9%)
Health Management Association, 1.50%, 08/01/23	325,000	354,250
Lifepoint Hospitals, 4.50%, 06/01/09	360,000	385,650

		739,900

Hotels & Motels (3.8%)
Four Seasons Hotel, 4.42%, 04/15/23	1,050,000	345,188
Hilton Hotels Corp., 3.38%, 04/15/23	350,000	376,687

		721,875

Insurance (2.6%)
Leucadia National Corp., 3.75%, 04/15/14 (c)	500,000	505,625

Machinery (2.1%)
Regal Beloit Corp., 2.75%, 03/15/24 (c)	400,000	408,500

Medical (6.2%)
Amgen, Inc., 1.09%, 03/01/32	450,000	332,438
Chiron Corp., 1.63%, 08/01/33 (c)	350,000	350,000
Chiron Corp., 1.63%, 08/01/33	100,000	100,000
Genzyme Corp., 1.25%, 12/01/23 (c)	400,000	389,999

		1,172,437

Metals (1.6%)
Kaydon Corp., 4.00%, 05/23/23	260,000	300,950

Multimedia (1.1%)
Walt Disney Company, 2.13%, 04/15/23	200,000	209,500

Oil & Gas (5.5%)
Grey Wolf, Inc., 3.75%, 05/07/23	150,000	143,063
Halliburton Company, 3.13%, 07/15/23 (c)	250,000	272,187
Halliburton Company, 3.13%, 07/15/23	150,000	163,313
Pride International, Inc., 3.25%, 05/01/33 (c)	450,000	464,624

		1,043,187

Pharmaceuticals (6.2%)
Alza Corp., 1.72%, 07/28/20	581,000	437,203
Amerisource Health Corp., 5.00%, 12/01/07	190,000	222,775
Teva Pharmaceutical, 0.25%, 02/01/24 (c)	500,000	509,999

		1,169,977

Restaurants (1.7%)
Brinker International, Inc., 1.88%, 10/10/21	450,000	324,000

Retail (2.9%)
Barnes & Noble, 5.25%, 03/15/09	200,000	206,000
Dick’s Sporting Goods, 1.61%, 02/18/24 (c)	500,000	342,500

		548,500

Telecommunications (1.9%)
Centurytel, Inc., 4.75%, 08/01/32	340,000	371,025

Transportation Services (2.0%)
Yellow Roadway Corp., 3.38%, 11/25/23 (c)	350,000	390,688

Total Convertible Bonds		11,358,365

Convertible Preferred Stock (35.1%)
Aerospace & Defense (2.2%)
Northrop Grumman Corp. (b)	3,300	419,100

Banks (2.2%)
Sovereign Cap Trust IV (b)	7,900	369,325
Washington Mutual, Inc.	1,000	54,858

		424,183

Energy (2.7%)
Centerpointe Energy, Inc.	15,400	506,783

Healthcare Services (2.6%)
McKesson Financing Trust	9,500	496,375

80 Semiannual Report 2004

Convertible Preferred Stock (continued)

	Shares or
	Principal Amount	Value

Insurance (8.6%)
PartnerRe Ltd.	4,300	$235,855
Platinum Underwriters	4,300	139,750
PMI Group, Inc.	14,900	413,773
Reinsurance Group of America, Inc.	8,200	473,550
XL Capital Ltd.	15,500	393,235

		1,656,163

Metals (2.1%)
Freeport-McCopp (c)	460	404,225

Oil & Gas (5.9%)
Chesapeake Energy Corp.	4,300	476,763
Unocal Corp.	12,500	651,562

		1,128,325

Paper Products (1.7%)
International Paper Co.	6,450	326,531

Rental Auto/ Equipment (1.8%)
United Rentals Trust I	7,900	345,625

Telecommunications (3.7%)
Centurytel, Inc.	8,600	211,818
Citizens Utilities Trust	9,400	491,150

		702,968

Transportation Services (1.6%)
CNF Trust I	5,900	303,113

Total Convertible Preferred Stock		6,713,391

CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $409,282 (Fully collateralized by AA Rated Corporate Bonds, Treasury Notes and U.S. Agency Securities)	$409,250	409,250
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $292,408 (Fully collateralized by AA Rated Corporate Bonds)	292,385	292,385

Total Repurchase Agreement		701,635

Total Investments (Cost $19,074,900) (a) — 98.3%		18,773,391
Other assets in excess of liabilities — 1.7%		326,478

NET ASSETS — 100.0%		$19,099,869

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Rule 144A, Section 4(2), or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

2004 Semiannual Report 81

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Convertible Fund (Continued)

Concept Series

Gartmore Small Cap Growth Fund	Class A Shares symbol: GTGAX Class B Shares symbol: GTGBX Class C Shares symbol: GTGCX Class R Shares symbol: GTGRX Institutional Service Class symbol: GSSVX Institutional Class symbol: GTGIX

How did the Fund perform?

The Gartmore Small Cap Growth Fund was launched on March 31, 2004. Since the Fund has registered only one month’s performance, we would like to focus on Fund’s objective and direction of your investment for this report.

The Fund is designed to seek opportunities in the small-cap growth universe, which typically derive from two sources: socioeconomic trends and special situations. In fact, our goal is to capture the investment potential of these trends and situations in order to provide investors with positive risk-adjusted returns (alpha). The Fund attempts to capitalize on marketplace themes, such as how the aging of the U.S. population is driving greater demand for health care; how the emergence of a more racially diverse high-net-worth population is driving rapid growth among ethnic banking firms; and how educational institutions are positioned to benefit from an aging population’s interest in continuing adult education.

Beyond prevailing themes, companies that are experiencing “special situations”—mergers and acquisitions, spin-offs, innovative product rollouts and advantageous legal/regulatory rulings—will account for an allocation of approximately 15% of the Fund’s assets.

The Fund was launched during a difficult period for global investing; investor concerns were raised by terrorist strikes extending from the Middle East into Europe and elsewhere; domestic interest (bond yields) and inflation rates started to creep up; and spiraling oil prices look certain to trigger a decline in consumer spending. In addition, China announced that it was taking steps to control its economic growth, which created concern about slower overall global economic growth.

Small-cap growth stocks fell 5.02% in April 2004, as represented by the Fund’s benchmark index, the Russell 2000 Growth® Index. Within the Index, the best-performing sectors during the semiannual period were energy and health care; the worst performers were information technology, producer durables and financial services. The Gartmore Small Cap Growth Fund underperformed its benchmark, registering an 8.00% decline, primarily because of stock selection within the economically sensitive consumer discretionary and financial services sectors, which suffered as investors turned more risk-averse during the period.

Looking ahead, we think that the market will regain its focus on solid fundamentals such as positive economic growth and strong earnings. We are beginning to see significant corporate spending on information technology, particularly in computer hardware and software. As a result, we are currently seeking opportunities in the information technology area in expectation that technology stocks can deliver earnings growth that outpaces inflation.

Portfolio Manager: Gil Knight

Aggregate Total Return

(For Periods Ended April 30, 2004)

		Inception[1]

Class A	w/o SC2	-8.00%
	w/SC3	-13.29%

Class B	w/o SC2	-8.10%
	w/SC4	-12.70%

Class C	w/o SC2	-8.10%
	w/SC5	-9.02%

Class R6		-8.00%

Institutional Service Class[6]		-8.00%

Institutional Class[6]		-8.00%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 30, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Growth Fund, Russell 2000 Growth Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Growth Index is an unmanaged index of securities of small capitalization companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

82 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Small Cap Growth Fund

Common Stocks (95.4%)

	Shares or
	Principal Amount	Value

Advertising Services (2.1%)
Modem Media, Inc. (b)	4,800	$24,864
Ventiv Health, Inc. (b)	2,300	32,361

		57,225

Banking (1.9%)
Commercial Capital Bancorp, Inc. (b)	3,000	52,980

Beverages (2.2%)
Cott Corp. (b)	2,000	60,720

Casino Services (6.9%)
Caesars Entertainment, Inc. (b)	5,300	70,225
Scientific Games Corp. (b)	3,400	61,336
Station Casinos, Inc.	1,300	58,604

		190,165

Computer Services (3.2%)
Covansys Corp. (b)	6,400	89,472

Computer Software and Products (11.3%)
Aladdin Knowledge Systems (b)	2,800	57,232
Citadel Security Software, Inc. (b)	11,700	50,076
Compuware Corp. (b)	7,500	57,375
RADVision Ltd. (b)	4,700	49,538
TIBCO Software, Inc. (b)	6,300	47,250
WatchGuard Technologies, Inc. (b)	7,200	50,112

		311,583

Energy (1.9%)
Calpine Corp. (b)	12,300	53,382

Entertainment (2.0%)
Midway Games, Inc. (b)	6,600	54,648

Food (4.3%)
Great Atlantic & Pacific Tea Co., Inc. (The) (b)	7,000	56,000
Winn-Dixie Stores, Inc.	8,300	63,246

		119,246

Funeral Services (2.8%)
Service Corp. International (b)	10,300	76,117

Healthcare Services (2.4%)
Allscripts Healthcare Solution, Inc. (b)	6,900	64,929

Human Resources (2.6%)
Gevity HR, Inc.	3,200	70,496

Oil & Gas (11.8%)
FMC Technologies, Inc. (b)	2,000	54,500
Grand Prideco, Inc. (b)	4,500	68,625
KCS Energy, Inc. (b)	4,900	58,898
Petrokazakhstan, Inc.	3,000	80,430
Pride International, Inc. (b)	3,700	62,419

		324,872

Pharmaceuticals (10.5%)
Adolor Corp. (b)	4,700	75,529
Eon Labs, Inc. (b)	1,100	72,325
Pharmion Corp. (b)	4,000	86,040
QLT, Inc. (b)	2,100	56,637

		290,531

Retail (7.0%)
Cash America International, Inc.	2,500	53,475
Finish Line, Inc., Class A (The) (b)	1,700	57,001
Hibbet Sporting Goods, Inc. (b)	1,000	24,280
Stage Stores, Inc. (b)	1,500	58,890

		193,646

Technology (2.8%)
Dionex Corp. (b)	1,500	76,545

Therapeutics (12.3%)
Abgenix, Inc. (b)	5,500	89,485
Dyax Corp. (b)	2,800	39,200
GTx, Inc. (b)	3,500	47,250
Guilford Pharmaceuticals, Inc. (b)	5,900	37,347
Medarex, Inc. (b)	8,500	81,005
Onyx Pharmaceuticals, Inc. (b)	1,000	49,320

		343,607

Transportation (3.1%)
SCS Transportation, Inc. (b)	3,800	86,944

Veterinary Diagnostics (4.3%)
IDEXX Laboratories, Inc. (b)	800	49,008
VCA Antech Inc. (b)	1,700	69,513

		118,521

Total Common Stocks		2,635,629

Total Investments (Cost $2,799,356) (a) — 95.4%		2,635,629
Other assets in excess of liabilities — 4.6%		126,821

NET ASSETS — 100.0%		$2,762,450

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

2004 Semiannual Report 83

Concept Series

Statements of Assets and Liabilities
April 30, 2004 (Unaudited)

	Gartmore High Yield	Gartmore Millennium	Gartmore Value	Gartmore Micro Cap
	Bond Fund	Growth Fund	Opportunities Fund	Equity Fund

Assets:
Investments, at value (cost $115,053,701; $21,222,537; $43,645,191 and $67,791,423; respectively	$119,743,877	$21,236,205	$46,230,025	$73,397,872
Repurchase agreements, at cost	8,376,451	—	1,609,225	13,449,292

Total Investments	128,120,328	21,236,205	47,839,250	86,847,164

Cash	—	—	—	279,883
Collateral for securities loaned	390,000	3,719,886	10,159,146	12,550,638
Interest and dividends receivable	2,733,312	9,720	15,553	50,909
Receivable for capital shares issued	—	—	3,495	374,935
Receivable for investments sold	4,109,688	—	658,733	1,165,462
Receivable from adviser	2,454	5,116	2,737	—
Prepaid expenses and other assets	21,399	32,497	44,824	31,340

Total Assets	135,377,181	25,003,424	58,723,738	101,300,331

Liabilities:
Payable to custodian	509,181	393,888	—	—
Distributions payable	788,927	—	—	—
Payable for investments purchased	697,585	222,666	1,370,099	1,198,152
Payable for capital shares redeemed	64,394	—	—	11,479
Payable for return of collateral received for securities on loan	390,000	3,719,886	10,159,146	12,550,638
Accrued expenses and other payables
Investment advisory fees	60,630	14,288	27,743	87,189
Fund administration and transfer agent fees	13,282	—	—	2,285
Distribution fees	3,986	4,334	5,811	31,087
Administrative servicing fees	—	315	7,193	1,580
Other	10,265	18,230	8,181	1,497

Total Liabilities	2,538,250	4,373,607	11,578,173	13,883,907

Net Assets	$132,838,931	$20,629,817	$47,145,565	$87,416,424

Represented by:
Capital	$163,866,694	$56,541,159	$39,790,919	$77,590,706
Accumulated net investment income (loss)	—	(111,259)	(26,239)	(433,101)
Accumulated net realized gains (losses) from investment and short sales	(35,717,939)	(35,813,751)	4,796,051	4,652,370
Net unrealized appreciation (depreciation) on investments and short sales	4,690,176	13,668	2,584,834	5,606,449

Net Assets	$132,838,931	$20,629,817	$47,145,565	$87,416,424

Net Assets:
Class A Shares	$3,678,021	$6,074,059	$14,210,403	$64,572,474
Class B Shares	693,321	3,426,879	2,732,641	4,014,723
Class C Shares	3,003,626	63,683	570,365	18,778,578
Class D Shares	—	11,064,213	—	—
Class R Shares	995	983	1,005	1,072
Institutional Service Class Shares	125,462,968	—	29,631,151	48,613
Institutional Class Shares	—	—	—	964

Total	$132,838,931	$20,629,817	$47,145,565	$87,416,424

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	529,784	547,074	905,937	3,419,070
Class B Shares	99,977	329,821	176,219	215,576
Class C Shares	432,815	6,124	36,860	1,007,417
Class D Shares	—	979,777	—	—
Class R Shares	144	87	65	58
Institutional Service Class Shares	17,918,822	—	1,875,918	2,563
Institutional Class Shares	—	—	—	51

Total	18,981,542	1,862,883	2,994,999	4,644,735

Net Asset Value:
Class A Shares	$6.94	$11.10	$15.69	$18.89
Class B Shares (a)	$6.93	$10.39	$15.51	$18.62
Class C Shares (b)	$6.94	$10.40	$15.47	$18.64
Class D Shares	$—	$11.29	$—	$—
Class R Shares	$6.93	$11.27	$15.53	$18.64
Institutional Service Class Shares	$7.00	$—	$15.80	$18.96
Institutional Class Shares	$—	$—	$—	$18.97
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.29	$11.78	$16.65	$20.04
Class D Shares	$—	$11.82	$—	$—

Maximum Sales Charge — Class A Shares	4.75%	5.75%	5.75%	5.75%

Maximum Sales Charge — Class D Shares	—	4.50%	—	—

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See notes to financial statements.

84 Semiannual Report 2004

Statements of Assets and Liabilities
April 30, 2004 (Unaudited)

	Gartmore Long-Short	Gartmore	Gartmore Small Cap
	Equity Plus Fund	Convertible Fund	Growth Fund

Assets:
Investments, at value (cost $22,793,049; $18,373,265 and $2,799,356; respectively)	$22,844,903	$18,071,756	$2,635,629
Repurchase agreements, at cost	1,702,244	701,635	—

Total Investments	24,547,147	18,773,391	2,635,629

Cash	23,396,097	—	—
Interest and dividends receivable	26,507	104,566	415
Receivable for capital shares issued	7,995	62,826	—
Receivable for investments sold	2,910,982	224,758	422,655
Receivable from adviser	—	2,868	7,882
Prepaid expenses and other assets	13,466	33,686	—

Total Assets	50,902,194	19,202,095	3,066,581

Liabilities:
Securities sold short, at value (proceeds $22,355,737; $0 and $0; respectively)	22,421,288	—	—
Payable to custodian	—	68,731	211,578
Distributions payable	—	—	—
Payable for investments purchased	2,519,597	20,000	81,736
Payable for capital shares redeemed	11,570	—	—
Unrealized depreciation on open swap contracts	746,197	—	—
Accrued expenses and other payables
Investment advisory fees	32,325	9,641	2,415
Fund administration and transfer agent fees	7,943	2,199	478
Distribution fees	6,369	241	3
Administrative servicing fees	672	—	—
Other	28,559	1,414	7,921

Total Liabilities	25,774,520	102,226	304,131

Net Assets	$25,127,674	$19,099,869	$2,762,450

Represented by:
Capital	$46,470,302	$19,425,637	$3,001,838
Accumulated net investment income (loss)	(2,137,301)	36,891	(2,747)
Accumulated net realized gains (losses) from investment, short sales and swaps	(18,489,284)	(61,150)	(72,914)
Net unrealized appreciation (depreciation) on investments, short sales, and swaps	(716,043)	(301,509)	(163,727)

Net Assets	$25,127,674	$19,099,869	$2,762,450

Net Assets:
Class A Shares	$23,519,916	$1,189,585	$920
Class B Shares	495,800	981	2,619
Class C Shares	1,110,994	114,113	919
Class R Shares	964	—	920
Institutional Service Class Shares	—	75,154	920
Institutional Class Shares	—	17,720,036	2,756,152

Total	$25,127,674	$19,099,869	$2,762,450

Shares outstanding (unlimited number of shares authorized):
Class A Shares	2,611,591	120,317	100
Class B Shares	55,901	99	285
Class C Shares	162,960	11,568	100
Class R Shares	109	—	100
Institutional Service Class Shares	—	7,605	100
Institutional Class Shares	—	1,793,606	299,500

Total	2,830,561	1,933,195	300,185

Net asset value:
Class A Shares	$9.01	$9.89	$9.20
Class B Shares (a)	$8.87	$9.87	$9.19
Class C Shares (b)	$6.82	$9.86	$9.19
Class R Shares	$8.88	$—	$9.20
Institutional Service Class Shares	$—	$9.88	$9.20
Institutional Class Shares	$—	$9.88	$9.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent
Class A Shares	$9.56	$10.49	$9.76

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2004 Semiannual Report 85

Concept Series

Statements of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

	Gartmore High Yield	Gartmore Millennium	Gartmore Value	Gartmore Micro Cap
	Bond Fund	Growth Fund	Opportunities Fund	Equity Fund

INVESTMENT INCOME:
Interest income	$5,140,769	$1,392	$10,708	$26,699
Dividend income	19,824	43,027	245,425	98,931
Income from securities lending	25,176	3,757	12,011	10,766

Total Income	5,185,769	48,176	268,144	136,396

Expenses:
Investment advisory fees	341,719	104,041	151,869	369,730
Fund administration and transfer agent fees	79,841	31,169	33,713	41,650
Distribution fees Class A	6,155	8,065	16,808	49,711
Distribution fees Class B	3,791	18,042	14,028	15,254
Distribution fees Class C	16,563	345	2,436	65,995
Distribution fees Class R	1	1	1	1
Administrative servicing fees Class A	1,974	2,027	6,496	2,971
Administrative servicing fees Class R	1	1	1	1
Administrative servicing fees Institutional Service Class	2,938	—	24,790	—
Dividend expense for securities sold short	—	2	—	—
Registration and filing fees	19,373	18,876	20,051	16,687
Printing fees	699	12,556	4,140	3,026
Other	14,510	9,891	4,694	4,471

Total expenses before reimbursed expenses	487,565	205,016	279,027	569,497
Expenses reimbursed	(21,228)	(45,581)	(2,737)	—

Total Expenses	466,337	159,435	276,290	569,497

Net Investment Income (Loss)	4,719,432	(111,259)	(8,146)	(433,101)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	3,399,820	2,774,303	5,038,932	4,675,041
Net realized gains (losses) on short sale transactions	—	(260,103)	—	—

Net realized gains (losses) on investment and short sale transactions	3,399,820	2,514,200	5,038,932	4,675,041
Net change in unrealized appreciation/ depreciation on investments and short sales	(2,479,312)	(2,743,071)	(2,128,377)	2,263,319

Net realized/ unrealized gains (losses) investments and short sales	920,508	(228,871)	2,910,555	6,938,360

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,639,940	$(340,130)	$2,902,409	$6,505,259

See notes to financial statements.

86 Semiannual Report 2004

Statements of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

	Gartmore Long-Short	Gartmore Convertible	Gartmore Small Cap
	Equity Plus Fund	Fund (a)	Growth Fund (b)

INVESTMENT INCOME:
Interest income	$94,263	$58,329	$260
Dividend income (net of foreign withholding tax of $509; $0 and $0; respectively)	142,184	94,077	427

Total Income	236,447	152,406	687

Expenses:
Investment advisory fees	211,514	27,471	2,415
Fund administration and transfer agent fees	32,248	6,058	478
Distribution fees Class A	33,119	557	—
Distribution fees Class B	2,123	3	1
Distribution fees Class C	6,411	11	1
Distribution fees Class R	1	—	—
Administrative servicing fees Class A	2,793	—	—
Administrative servicing fees Class R	1	—	—
Dividend expense for securities sold short	201,855	—	—
Registration and filing fees	14,919	14,552	7,533
Printing fees	4,172	433	246
Other	5,606	1,871	642

Total expenses before reimbursed expenses	514,762	50,956	11,316
Expenses reimbursed	—	(10,235)	(7,882)

Total Expenses	514,762	40,721	3,434

Net Investment Income (Loss)	(278,315)	111,685	(2,747)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	4,367,842	(61,150)	(72,914)
Net realized gains (losses) on short sale transactions	(4,835,094)	—	—
Net realized gains (losses) on swap transactions	2,853,429	—	—

Net realized gains (losses) on investment, short sale and swap transactions	2,386,177	(61,150)	(72,914)
Net change in unrealized appreciation/depreciation on investments, short sales, and swaps	(1,190,050)	(301,509)	(163,727)

Net realized/unrealized gains (losses) on investments, short sales, and swaps	1,196,127	(362,659)	(236,641)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$917,812	$(250,974)	$(239,388)

(a)	For the period from December 29, 2003 (commencement of operations) through April 30, 2004.
(b)	For the period from March 30, 2004 (commencement of operations) through April 30, 2004.

See notes to financial statements.

2004 Semiannual Report 87

Concept Series

Statements of Changes in Net Assets

	Gartmore High Yield Bond Fund			Gartmore Millennium Growth Fund
	Six Months Ended		Year Ended	Six Months Ended	Year Ended
	April 30, 2004		October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$4,719,432		$9,009,509	$(111,259)	$(227,519)
Net realized gains (losses) on investment and short sale transactions	3,399,820		2,372,104	2,514,200	2,269,680
Net change in unrealized appreciation/depreciation on investments and short sales	(2,479,312)		11,298,725	(2,743,071)	3,495,835

Change in net assets resulting from operations	5,639,940		22,680,338	(340,130)	5,537,996

Distributions to Class A Shareholders from:
Net investment income	(184,371)		(321,724)	—	—
Distributions to Class B Shareholders from:
Net investment income	(25,635)		(45,800)	—	—
Distributions to Class C Shareholders from:
Net investment income	(111,444)		(95,475)	—	—
Distributions to Class R Shareholders from:
Net investment income	(11	)(a)	—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(4,397,971)		(8,546,510)	—	—

Change in net assets from shareholder distributions	(4,719,432)		(9,009,509)	—	—

Change in net assets from capital transactions	17,862,690		15,007,980	(920,835)	(1,768,874)

Change in net assets	18,783,198		28,678,809	(1,260,965)	3,769,122
Net Assets:
Beginning of period	114,055,733		85,376,924	21,890,782	18,121,660

End of period	$132,838,931		$114,055,733	$20,629,817	$21,890,782

(a)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

See notes to financial statements.

88 Semiannual Report 2004

Statements of Changes in Net Assets

	Gartmore Value Opportunities Fund		Gartmore Micro Cap Equity Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(8,146)	$46,607	$(433,101)	$(71,523)
Net realized gains (losses) on investment and short sale transactions	5,038,932	903,791	4,675,041	302,641
Net change in unrealized appreciation/depreciation on investments and short sales	(2,128,377)	6,892,594	2,263,319	3,360,291

Change in net assets resulting from operations	2,902,409	7,842,992	6,505,259	3,591,409

Distributions to Class A Shareholders from:
Net investment income	(2,652)	(28,121)	—	—
Distributions to Class B Shareholders from:
Net investment income	—	(469)	—	—
Distributions to Class C Shareholders from:
Net investment income	—	(19)	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	(15,441)	(43,596)	—	—

Change in net assets from shareholder distributions	(18,093)	(72,205)	—	—

Change in net assets from capital transactions	7,452,429	5,755,345	53,715,894	21,609,219

Change in net assets	10,336,745	13,526,132	60,221,153	25,200,628
Net Assets:
Beginning of period	36,808,820	23,282,688	27,195,271	1,994,643

End of period	$47,145,565	$36,808,820	$87,416,424	$27,195,271

See notes to financial statements.

2004 Semiannual Report 89

Concept Series

Statements of Changes in Net Assets

				Gartmore
	Gartmore Long-Short Equity Plus Fund			Convertible Fund
	Six Months Ended	Period Ended	Year Ended	Period Ended
	April 30, 2004	October 31, 2003 (a)	June 30, 2003	April 30, 2004 (b)

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(278,315)	$(191,261)	$(493,644)	$111,685
Net realized gains (losses) on investment, short sale and swap transactions	2,386,177	6,947,583	(8,027,305)	(61,150)
Net change in unrealized appreciation/depreciation on investments, short sales and swaps	(1,190,050)	(3,892,480)	7,620,932	(301,509)

Change in net assets resulting from operations	917,812	2,863,842	(900,017)	(250,974)

Distributions to Class A Shareholders from:
Net investment income	(7,546,048)	—	—	(4,930	)(d)
Distributions to Class B Shareholders from:
Net investment income	(119,661)	—	—	(3	)(d)
Distributions to Class C Shareholders from:
Net investment income	(513,025)	—	—	(3	)(d)
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	—	(351	)(d)
Distributions to Institutional Class Shareholders from:
Net investment income	—	—	—	(69,507)

Change in net assets from shareholder distributions	(8,178,734)	—	—	(74,794)

Change in net assets from capital transactions	1,020,342	(2,520,766)	(14,651,576)	19,425,637

Change in net assets	(6,240,580)	343,076	(15,551,593)	19,099,869
Net Assets:
Beginning of period	31,368,254	31,025,178	46,576,771	—

End of period	$25,127,674	$31,368,254	$31,025,178	$19,099,869

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore Small Cap
Growth Fund
Period Ended
April 30, 2004 (c)

(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(2,747)
Net realized gains (losses) on investment, short sale and swap transactions	(72,914)
Net change in unrealized appreciation/depreciation on investments, short sales and swaps	(163,727)

Change in net assets resulting from operations	(239,388)

Distributions to Class A Shareholders from:
Net investment income	—
Distributions to Class B Shareholders from:
Net investment income	—
Distributions to Class C Shareholders from:
Net investment income	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—
Distributions to Institutional Class Shareholders from:
Net investment income	—

Change in net assets from shareholder distributions	—

Change in net assets from capital transactions	3,001,838

Change in net assets	2,762,450
Net Assets:
Beginning of period	—

End of period	$2,762,450

(a)	For the period from July 1, 2003 through October 31, 2003. The fund changed its fiscal year end from June 30 to October 31.
(b)	For the period from December 29, 2003 (commencement of operations) through April 30, 2004.
(c)	For the period from March 30, 2004 (commencement of operations) through April 30, 2004.
(d)	For the period from January 20, 2004 (commencement of operations) through April 30, 2004.

See notes to financial statements.

90 Semiannual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore High Yield Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.86	(2.04)	(1.18)
Year Ended October 31, 2001	$7.96	0.84	(1.10)	(0.26)
Year Ended October 31, 2002	$6.86	0.61	(0.87)	(0.26)
Year Ended October 31, 2003	$5.99	0.56	0.89	1.45
Six Months Ended April 30, 2004 (Unaudited)	$6.88	0.26	0.06	0.32
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.80	(2.04)	(1.24)
Year Ended October 31, 2001	$7.96	0.78	(1.10)	(0.32)
Year Ended October 31, 2002	$6.86	0.56	(0.88)	(0.32)
Year Ended October 31, 2003	$5.98	0.52	0.89	1.41
Six Months Ended April 30, 2004 (Unaudited)	$6.87	0.23	0.06	0.29
Class C Shares
Period Ended October 31, 2001 (e)	$8.07	0.40	(1.21)	(0.81)
Year Ended October 31, 2002	$6.86	0.56	(0.87)	(0.31)
Year Ended October 31, 2003	$5.99	0.52	0.89	1.41
Six Months Ended April 30, 2004 (Unaudited)	$6.88	0.23	0.06	0.29
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$7.00	0.08	(0.07)	0.01
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.87	(1.99)	(1.12)
Year Ended October 31, 2001	$8.01	0.87	(1.10)	(0.23)
Year Ended October 31, 2002	$6.92	0.63	(0.88)	(0.25)
Year Ended October 31, 2003	$6.04	0.58	0.90	1.48
Six Months Ended April 30, 2004 (Unaudited)	$6.94	0.27	0.06	0.33

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	(0.86)	(0.86)	$7.96	(12.48%	)(g)
Year Ended October 31, 2001	(0.84)	(0.84)	$6.86	(3.59%	)
Year Ended October 31, 2002	(0.61)	(0.61)	$5.99	(4.27%	)
Year Ended October 31, 2003	(0.56)	(0.56)	$6.88	25.18%
Six Months Ended April 30, 2004 (Unaudited)	(0.26)	(0.26)	$6.94	4.65%	(g)
Class B Shares
Period Ended October 31, 2000 (d)	(0.80)	(0.80)	$7.96	(13.02%	)(g)
Year Ended October 31, 2001	(0.78)	(0.78)	$6.86	(4.31%	)
Year Ended October 31, 2002	(0.56)	(0.56)	$5.98	(5.11%	)
Year Ended October 31, 2003	(0.52)	(0.52)	$6.87	24.36%
Six Months Ended April 30, 2004 (Unaudited)	(0.23)	(0.23)	$6.93	4.31%	(g)
Class C Shares
Period Ended October 31, 2001 (e)	(0.40)	(0.40)	$6.86	(10.15%	)(g)
Year Ended October 31, 2002	(0.56)	(0.56)	$5.99	(4.96%	)
Year Ended October 31, 2003	(0.52)	(0.52)	$6.88	24.32%
Six Months Ended April 30, 2004 (Unaudited)	(0.23)	(0.23)	$6.94	4.30%	(g)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	(0.08)	(0.08)	$6.93	0.08%	(g)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	(0.87)	(0.87)	$8.01	(11.80%	)(g)
Year Ended October 31, 2001	(0.86)	(0.86)	$6.92	(3.19%	)
Year Ended October 31, 2002	(0.63)	(0.63)	$6.04	(4.12%	)
Year Ended October 31, 2003	(0.58)	(0.58)	$6.94	25.51%
Six Months Ended April 30, 2004 (Unaudited)	(0.27)	(0.27)	$7.00	4.77%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$2,804	0.95%	(h)	12.35%	(h)	1.15%	(h)	12.15%	(h)	76.93%
Year Ended October 31, 2001	$2,801	0.95%		11.10%		1.11%		10.94%		83.79%
Year Ended October 31, 2002	$2,002	0.97%		9.20%		1.09%		9.08%		93.27%
Year Ended October 31, 2003	$4,028	1.02%		8.47%		1.10%		8.39%		104.54%
Six Months Ended April 30, 2004 (Unaudited)	$3,678	1.04%	(h)	7.49%	(h)	1.07%	(h)	7.45%	(h)	44.71%
Class B Shares
Period Ended October 31, 2000 (d)	$188	1.70%	(h)	13.09%	(h)	3.46%	(h)	11.33%	(h)	76.93%
Year Ended October 31, 2001	$244	1.70%		10.35%		2.43%		9.62%		83.79%
Year Ended October 31, 2002	$355	1.70%		8.46%		1.83%		8.33%		93.27%
Year Ended October 31, 2003	$764	1.69%		7.81%		1.78%		7.73%		104.54%
Six Months Ended April 30, 2004 (Unaudited)	$693	1.71%	(h)	6.76%	(h)	1.74%	(h)	6.73%	(h)	44.71%
Class C Shares
Period Ended October 31, 2001 (e)	$5	1.70%	(h)	10.05%	(h)	8.58%	(h)	3.17%	(h)	83.79%
Year Ended October 31, 2002	$53	1.70%		8.55%		1.97%		8.28%		93.27%
Year Ended October 31, 2003	$2,986	1.71%		7.45%		1.77%		7.39%		104.54%
Six Months Ended April 30, 2004 (Unaudited)	$3,004	1.71%	(h)	6.73%	(h)	1.74%	(h)	6.69%	(h)	44.71%
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$1	1.46%	(h)	6.50%	(h)	1.46%	(h)	6.50%	(h)	44.71%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$88,639	0.70%	(h)	11.46%	(h)	0.83%	(h)	11.33%	(h)	76.93%
Year Ended October 31, 2001	$85,885	0.70%		11.30%		0.76%		11.24%		83.79%
Year Ended October 31, 2002	$82,967	0.70%		9.38%		0.79%		9.29%		93.27%
Year Ended October 31, 2003	$106,278	0.70%		8.87%		0.78%		8.79%		104.54%
Six Months Ended April 30, 2004 (Unaudited)	$125,463	0.70%	(h)	7.63%	(h)	0.74%	(h)	7.60%	(h)	44.71%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from February 27, 2004 (commencement of operations) through April 30, 2004.
(g)	Not annualized.
(h)	Annualized.
See notes to financial statements.

2004 Semiannual Report 91

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Concept Series

Gartmore Millennium Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 1999	$17.67	(0.03)	2.30	2.27
Year Ended October 31, 2000 (d)	$19.70	(0.27)	10.63	10.36
Year Ended October 31, 2001	$28.69	(0.16)	(15.19)	(15.35)
Year Ended October 31, 2002	$10.93	(0.14)	(2.29)	(2.43)
Year Ended October 31, 2003	$8.50	(0.12)	2.92	2.80
Six Months Ended April 30, 2004 (Unaudited)	$11.30	(0.06)	(0.14)	(0.20)
Class B Shares
Year Ended October 31, 1999	$17.54	(0.12)	2.26	2.14
Year Ended October 31, 2000 (d)	$19.44	(0.42)	10.59	10.17
Year Ended October 31, 2001	$28.24	(0.22)	(15.21)	(15.43)
Year Ended October 31, 2002	$10.40	(0.19)	(2.18)	(2.37)
Year Ended October 31, 2003	$8.03	(0.18)	2.76	2.58
Six Months Ended April 30, 2004 (Unaudited)	$10.61	(0.10)	(0.12)	(0.22)
Class C Shares
Period Ended October 31, 2001 (e)	$13.46	(0.07)	(2.98)	(3.05)
Year Ended October 31, 2002	$10.41	(0.19)	(2.18)	(2.37)
Year Ended October 31, 2003	$8.04	(0.16)	2.74	2.58
Six Months Ended April 30, 2004 (Unaudited)	$10.62	(0.10)	(0.12)	(0.22)
Class D Shares
Year Ended October 31, 1999	$17.61	(0.02)	2.34	2.32
Year Ended October 31, 2000 (d)	$19.69	(0.14)	10.57	10.43
Year Ended October 31, 2001	$28.75	(0.11)	(15.20)	(15.31)
Year Ended October 31, 2002	$11.03	(0.11)	(2.32)	(2.43)
Year Ended October 31, 2003	$8.60	(0.10)	2.97	2.87
Six Months Ended April 30, 2004 (Unaudited)	$11.47	(0.05)	(0.13)	(0.18)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$11.47	(0.05)	(0.15)	(0.20)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
			Net Asset
	Net		Value,
	Realized	Total	End of	Total
	Gains	Distributions	Period	Return (a)

Class A Shares
Year Ended October 31, 1999	(0.24)	(0.24)	$19.70	12.98%	(g)
Year Ended October 31, 2000 (d)	(1.37)	(1.37)	$28.69	56.20%
Year Ended October 31, 2001	(2.41)	(2.41)	$10.93	(57.29%	)
Year Ended October 31, 2002	—	—	$8.50	(22.23%	)
Year Ended October 31, 2003	—	—	$11.30	32.94%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$11.10	(1.77%	)(g)
Class B Shares
Year Ended October 31, 1999	(0.24)	(0.24)	$19.44	2.33%	(g)
Year Ended October 31, 2000 (d)	(1.37)	(1.37)	$28.24	55.97%
Year Ended October 31, 2001	(2.41)	(2.41)	$10.40	(58.60%	)
Year Ended October 31, 2002	—	—	$8.03	(22.79%	)
Year Ended October 31, 2003	—	—	$10.61	32.13%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$10.39	(2.07%	)(g)
Class C Shares
Period Ended October 31, 2001 (e)	—	—	$10.41	(22.66%	)(g)
Year Ended October 31, 2002	—	—	$8.04	(22.77%	)
Year Ended October 31, 2003	—	—	$10.62	32.09%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$10.40	(2.07%	)(g)
Class D Shares
Year Ended October 31, 1999	(0.24)	(0.24)	$19.69	13.31%	(g)
Year Ended October 31, 2000 (d)	(1.37)	(1.37)	$28.75	56.61%
Year Ended October 31, 2001	(2.41)	(2.41)	$11.03	(57.00%	)
Year Ended October 31, 2002	—	—	$8.60	(22.03%	)
Year Ended October 31, 2003	—	—	$11.47	33.37%
Six Months Ended April 30, 2004 (Unaudited)	—	—	$11.29	(1.57%	)(g)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	—	—	$11.27	(1.74%	)(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End	Expenses to		(Loss)		Reimbursements)		Reimbursements)
	of Period	Average Net		to Average		to Average		to Average		Portfolio
	(000s)	Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 1999	$1,244	1.25%	(h)	(0.24%	)(h)	1.83%	(h)	(0.82%	)(h)	36.58%
Year Ended October 31, 2000 (d)	$22,612	1.47%		(0.95%	)	1.67%		(1.15%	)	330.32%
Year Ended October 31, 2001	$6,601	1.63%		(1.00%	)	2.75%		(2.12%	)	698.74%
Year Ended October 31, 2002	$4,880	1.59%		(1.27%	)	2.20%		(1.88%	)	432.60%
Year Ended October 31, 2003	$6,441	1.55%		(1.27%	)	1.99%		(1.71%	)	365.45%
Six Months Ended April 30, 2004 (Unaudited)	$6,074	1.51%	(h)	(1.07%	)(h)	1.93%	(h)	(1.49%	)(h)	186.02%
Class B Shares
Year Ended October 31, 1999	$918	2.00%	(h)	(1.01%	)(h)	2.59%	(h)	(1.60%	)(h)	36.58%
Year Ended October 31, 2000 (d)	$7,608	2.10%		(1.57%	)	2.35%		(1.82%	)	330.32%
Year Ended October 31, 2001	$3,985	2.23%		(1.60%	)	3.67%		(3.04%	)	698.74%
Year Ended October 31, 2002	$3,005	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$3,633	2.24%		(1.96%	)	2.68%		(2.40%	)	365.45%
Six Months Ended April 30, 2004 (Unaudited)	$3,427	2.20%	(h)	(1.76%	)(h)	2.62%	(h)	(2.18%	)(h)	186.02%
Class C Shares
Period Ended October 31, 2001 (e)	$52	2.23%	(h)	(1.76%	)(h)	4.38%	(h)	(3.91%	)(h)	698.74%
Year Ended October 31, 2002	$45	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$69	2.24%		(1.96%	)	2.69%		(2.41%	)	365.45%
Six Months Ended April 30, 2004 (Unaudited)	$64	2.20%	(h)	(1.76%	)(h)	2.62%	(h)	(2.18%	)(h)	186.02%
Class D Shares
Year Ended October 31, 1999	$9,865	1.00%	(h)	(0.09%	)(h)	1.53%	(h)	(0.62%	)(h)	36.58%
Year Ended October 31, 2000 (d)	$36,090	1.10%		(0.55%	)	1.30%		(0.75%	)	330.32%
Year Ended October 31, 2001	$15,079	1.30%		(0.69%	)	2.51%		(1.90%	)	698.74%
Year Ended October 31, 2002	$10,192	1.27%		(0.97%	)	1.90%		(1.60%	)	432.60%
Year Ended October 31, 2003	$11,747	1.24%		(0.96%	)	1.69%		(1.40%	)	365.45%
Six Months Ended April 30, 2004 (Unaudited)	$11,064	1.20%	(h)	(0.76%	)(h)	1.62%	(h)	(1.18%	)(h)	186.02%
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$1	1.77%	(h)	(1.28%	)(h)	2.03%	(h)	(1.54%	)(h)	186.02%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	Net investment income (loss) is based on average shares outstanding during the period.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.
(g)	Not annualized.
(h)	Annualized.

See notes to financial statements.

92 Semiannual Report 2004

Gartmore Value Opportunities Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains	Total from
	Beginning of	Income	Redemption	(Losses) on	Investment
	Period	(Loss)	Fees	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.06	—	2.38	2.44
Year Ended October 31, 2001	$12.37	0.10	—	(0.20)	(0.10)
Year Ended October 31, 2002	$12.17	0.05	0.01	(0.98)	(0.92)
Year Ended October 31, 2003	$11.05	0.03	—	3.42	3.45
Six Months Ended April 30, 2004 (Unaudited)	$14.47	(0.01)	—	1.23	1.22
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.01	—	2.37	2.38
Year Ended October 31, 2001	$12.36	0.02	—	(0.20)	(0.18)
Year Ended October 31, 2002	$12.16	(0.03)	0.01	(0.98)	(1.00)
Year Ended October 31, 2003	$11.00	(0.06)	—	3.40	3.34
Six Months Ended April 30, 2004 (Unaudited)	$14.34	(0.06)	—	1.23	1.17
Class C Shares
Period Ended October 31, 2001 (e)	$13.08	0.01	—	(0.93)	(0.92)
Year Ended October 31, 2002	$12.13	(0.03)	0.01	(0.97)	(0.99)
Year Ended October 31, 2003	$10.98	(0.04)	—	3.37	3.33
Six Months Ended April 30, 2004 (Unaudited)	$14.31	(0.05)	—	1.21	1.16
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$15.45	(0.03)	—	0.11	0.08
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.07	—	2.40	2.47
Year Ended October 31, 2001	$12.42	0.13	—	(0.19)	(0.06)
Year Ended October 31, 2002	$12.24	0.07	0.01	(0.98)	(0.90)
Year Ended October 31, 2003	$11.12	0.04	—	3.44	3.48
Six Months Ended April 30, 2004 (Unaudited)	$14.56	0.01	—	1.24	1.25

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net
	Investment	Net Realized	Total
	Income	Gains	Distributions

Class A Shares
Period Ended October 31, 2000 (d)	(0.07)	—	(0.07)
Year Ended October 31, 2001	(0.10)	—	(0.10)
Year Ended October 31, 2002	(0.05)	(0.15)	(0.20)
Year Ended October 31, 2003	(0.03)	—	(0.03)
Six Months Ended April 30, 2004 (Unaudited)	— (g)	—	—
Class B Shares
Period Ended October 31, 2000 (d)	(0.02)	—	(0.02)
Year Ended October 31, 2001	(0.02)	—	(0.02)
Year Ended October 31, 2002	(0.01)	(0.15)	(0.16)
Year Ended October 31, 2003	—	—	—
Six Months Ended April 30, 2004 (Unaudited)	—	—	—
Class C Shares
Period Ended October 31, 2001 (e)	(0.03)	—	(0.03)
Year Ended October 31, 2002	(0.01)	(0.15)	(0.16)
Year Ended October 31, 2003	—	—	—
Six Months Ended April 30, 2004 (Unaudited)	—	—	—
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	—	—	—
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	(0.05)	—	(0.05)
Year Ended October 31, 2001	(0.12)	—	(0.12)
Year Ended October 31, 2002	(0.07)	(0.15)	(0.22)
Year Ended October 31, 2003	(0.04)	—	(0.04)
Six Months Ended April 30, 2004 (Unaudited)	(0.01)	—	(0.01)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Net Asset
	Value,
	End of	Total
	Period	Return(a)

Class A Shares
Period Ended October 31, 2000 (d)	$12.37	24.38%	(h)
Year Ended October 31, 2001	$12.17	(0.87%	)
Year Ended October 31, 2002	$11.05	(7.75%	)
Year Ended October 31, 2003	$14.47	31.32%
Six Months Ended April 30, 2004 (Unaudited)	$15.69	8.45%	(h)
Class B Shares
Period Ended October 31, 2000 (d)	$12.36	23.79%	(h)
Year Ended October 31, 2001	$12.16	(1.45%	)
Year Ended October 31, 2002	$11.00	(8.39%	)
Year Ended October 31, 2003	$14.34	30.39%
Six Months Ended April 30, 2004 (Unaudited)	$15.51	8.16%	(h)
Class C Shares
Period Ended October 31, 2001 (e)	$12.13	(7.08%	)(h)
Year Ended October 31, 2002	$10.98	(8.31%	)
Year Ended October 31, 2003	$14.31	30.35%
Six Months Ended April 30, 2004 (Unaudited)	$15.47	8.11%	(h)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$15.53	0.52%	(h)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$12.42	24.72%	(h)
Year Ended October 31, 2001	$12.24	(0.49%	)
Year Ended October 31, 2002	$11.12	(7.56%	)
Year Ended October 31, 2003	$14.56	31.39%
Six Months Ended April 30, 2004 (Unaudited)	$15.80	8.58%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data

								Ratio of Net
								Investment
				Ratio of Net		Ratio of		Income
				Investment		Expenses		(Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End	Expenses to		(Loss)		Reimbursements)		Reimbursements)
	of Period	Average Net		to Average		to Average		to Average		Portfolio
	(000s)	Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$2,460	1.35%	(i)	0.62%	(i)	6.59%	(i)	(4.62%	)(i)	119.39%
Year Ended October 31, 2001	$10,789	1.35%		0.69%		2.07%		(0.03%	)	139.75%
Year Ended October 31, 2002	$9,766	1.31%		0.39%		1.48%		0.22%		108.62%
Year Ended October 31, 2003	$12,156	1.30%		0.20%		1.41%		0.09%		90.02%
Six Months Ended April 30, 2004 (Unaudited)	$14,210	1.32%	(i)	(0.09%	)(i)	1.34%	(i)	(0.10%	)(i)	64.66%
Class B Shares
Period Ended October 31, 2000 (d)	$751	1.95%	(i)	0.10%	(i)	7.70%	(i)	(5.65%	)(i)	119.39%
Year Ended October 31, 2001	$2,708	1.95%		0.09%		3.06%		(1.02%	)	139.75%
Year Ended October 31, 2002	$2,362	1.98%		(0.28%	)	2.22%		(0.52%	)	108.62%
Year Ended October 31, 2003	$2,641	2.00%		(0.49%	)	2.12%		(0.60%	)	90.02%
Six Months Ended April 30, 2004 (Unaudited)	$2,733	1.98%	(i)	(0.73%	)(i)	1.99%	(i)	(0.74%	)(i)	64.66%
Class C Shares
Period Ended October 31, 2001 (e)	$108	1.95%	(i)	(0.01%	)(i)	3.29%	(i)	(1.35%	)(i)	139.75%
Year Ended October 31, 2002	$133	1.99%		(0.30%	)	2.23%		(0.54%	)	108.62%
Year Ended October 31, 2003	$342	2.00%		(0.56%	)	2.09%		(0.65%	)	90.02%
Six Months Ended April 30, 2004 (Unaudited)	$570	1.97%	(i)	(0.75%	)(i)	1.99%	(i)	(0.76%	)(i)	64.66%
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$1	1.58%	(i)	(0.59%	)(i)	1.59%	(i)	(0.60%	)(i)	64.66%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$4,441	1.00%	(i)	0.98%	(i)	5.99%	(i)	(4.01%	)(i)	119.39%
Year Ended October 31, 2001	$10,130	1.00%		1.07%		1.81%		1.26%		139.75%
Year Ended October 31, 2002	$11,022	1.16%		0.52%		1.40%		0.28%		108.62%
Year Ended October 31, 2003	$21,670	1.20%		0.27%		1.30%		0.16%		90.02%
Six Months Ended April 30, 2004 (Unaudited)	$29,631	1.16%	(i)	0.07%	(i)	1.17%	(i)	0.06%	(i)	64.66%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.
(g)	The amount is less than $0.005 per share.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

2004 Semiannual Report 93

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Concept Series

Gartmore Micro Cap Equity Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from
	Beginning	Income	Redemption	(Losses) on	Investment
	of Period	(Loss)	Fees	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (d) (e)	$10.00	(0.04)	—	(1.32)	(1.36)
Year Ended October 31, 2003	$8.64	(0.02)	—	7.29	7.27
Six Months Ended April 30, 2004 (Unaudited)	$15.91	(0.07)	0.01	3.04	2.98
Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	—	(1.33)	(1.39)
Year Ended October 31, 2003	$8.61	(0.06)	—	7.19	7.13
Six Months Ended April 30, 2004 (Unaudited)	$15.74	(0.14)	0.01	3.01	2.88
Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	—	(1.33)	(1.39)
Year Ended October 31, 2003	$8.61	(0.05)	—	7.20	7.15
Six Months Ended April 30, 2004 (Unaudited)	$15.76	(0.13)	0.01	3.00	2.88
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$17.38	(0.11)	0.01	1.36	1.26
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	—	(1.33)	(1.36)
Year Ended October 31, 2003	$8.64	(0.13)	—	7.45	7.32
Six Months Ended April 30, 2004 (Unaudited)	$15.96	(0.18)	0.01	3.17	3.00
Institutional Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	—	(1.33)	(1.36)
Year Ended October 31, 2003	$8.64	(0.13)	—	7.45	7.32
Six Months Ended April 30, 2004 (Unaudited) (e)	$15.96	(0.10)	0.01	3.10	3.01

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Net Asset
	Value, End	Total
	of Period	Return (a)

Class A Shares
Period Ended October 31, 2002 (d) (e)	$8.64	(13.60%	)(g)
Year Ended October 31, 2003	$15.91	84.14%
Six Months Ended April 30, 2004 (Unaudited)	$18.89	18.73%	(g)
Class B Shares
Period Ended October 31, 2002 (d)	$8.61	(13.90%	)(g)
Year Ended October 31, 2003	$15.74	82.81%
Six Months Ended April 30, 2004 (Unaudited)	$18.62	18.30%	(g)
Class C Shares
Period Ended October 31, 2002 (d)	$8.61	(13.90%	)(g)
Year Ended October 31, 2003	$15.76	83.04%
Six Months Ended April 30, 2004 (Unaudited)	$18.64	18.27%	(g)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$18.64	7.25%	(g)
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$8.64	(13.60%	)(g)
Year Ended October 31, 2003	$15.96	84.72%
Six Months Ended April 30, 2004 (Unaudited)	$18.96	18.80%	(g)
Institutional Class Shares
Period Ended October 31, 2002 (d)	$8.64	(13.60%	)(g)
Year Ended October 31, 2003	$15.96	84.72%
Six Months Ended April 30, 2004 (Unaudited) (e)	$18.97	18.86%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment
				Ratio of Net		Ratio of		Income
				Investment		Expenses		(Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d) (e)	$310	1.80%	(h)	(1.32%	)(h)	8.73%	(h)	(8.25%	)(h)	56.08%
Year Ended October 31, 2003	$17,023	1.82%		(1.32%	)	2.26%		(1.76%	)	104.50%
Six Months Ended April 30, 2004 (Unaudited)	$64,572	1.74%	(h)	(1.27%	)(h)	(i)		(i)		51.77%
Class B Shares
Period Ended October 31, 2002 (d)	$43	2.55%	(h)	(2.04%	)(h)	8.46%	(h)	(7.95%	)(h)	56.08%
Year Ended October 31, 2003	$1,611	2.54%		(2.08%	)	2.99%		(2.52%	)	104.50%
Six Months Ended April 30, 2004 (Unaudited)	$4,015	2.47%	(h)	(2.02%	)(h)	(i)		(i)		51.77%
Class C Shares
Period Ended October 31, 2002 (d)	$43	2.55%	(h)	(2.04%	)(h)	8.46%	(h)	(7.95%	)(h)	56.08%
Year Ended October 31, 2003	$5,609	2.54%		(2.04%	)	2.90%		(2.40%	)	104.50%
Six Months Ended April 30, 2004 (Unaudited)	$18,779	2.47%	(h)	(2.01%	)(h)	(i)		(i)		51.77%
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$1	2.07%	(h)	(1.69%	)(h)	(i)		(i)		51.77%
Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$43	1.55%	(h)	(1.04%	)(h)	7.45%	(h)	(6.94%	)(h)	56.08%
Year Ended October 31, 2003	$80	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Six Months Ended April 30, 2004 (Unaudited)	$49	1.46%	(h)	(1.06%	)(h)	(i)		(i)		51.77%
Institutional Class Shares
Period Ended October 31, 2002 (d)	$1,556	1.55%	(h)	(1.04%	)(h)	7.46%	(h)	(6.95%	)(h)	56.08%
Year Ended October 31, 2003	$2,873	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Six Months Ended April 30, 2004 (Unaudited) (e)	$1	1.46%	(h)	(1.11%	)(h)	(i)		(i)		51.77%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions in this period.

See notes to financial statements.

94 Semiannual Report 2004

Gartmore Long-Short Equity Plus Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from
	Beginning	Income		(Losses) on	Investment
	of Period	(Loss)		Investments	Activities

Class A Shares
Period Ended June 30, 2002 (d)	$11.14	6.65		(6.90)	(0.25)
Year Ended June 30, 2003	$10.89	(0.08	)(f)	0.14	0.06
Period Ended October 31, 2003 (e)	$10.95	(0.07)		1.12	1.05
Six Months Ended April 30, 2004 (Unaudited)	$12.00	0.19		0.14	0.33
Class B Shares
Period Ended June 30, 2002 (d)	$11.14	(0.07)		(0.17)	(0.24)
Year Ended June 30, 2003	$10.90	(0.23	)(f)	0.19	(0.04)
Period Ended October 31, 2003 (e) (f)	$10.86	(0.10)		1.12	1.02
Six Months Ended April 30, 2004 (Unaudited)	$11.88	0.16		0.13	0.29
Class C Shares
Year Ended March 31, 1999	$11.83	(0.15	)(f)	4.55	4.40
Period Ended June 30, 1999	$15.13	(0.13)		3.01	2.88
Year Ended June 30, 2000	$18.01	(0.71)		12.41	11.70
Year Ended June 30, 2001	$27.72	(0.15)		(8.43)	(8.58)
Year Ended June 30, 2002	$10.02	(0.66)		(0.31)	(0.97)
Year Ended June 30, 2003	$9.05	(0.19)		0.17	(0.02)
Period Ended October 31, 2003 (e)	$9.03	(0.08)		0.93	0.85
Six Months Ended April 30, 2004 (Unaudited)	$9.88	(0.10)		0.34	0.24
Class R Shares
Period Ended April 30, 2004 (Unaudited) (g)	$9.21	(0.04)		(0.29)	(0.33)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended June 30, 2002 (d)	—	—	—	$10.89	(2.24%	)(h)
Year Ended June 30, 2003	—	—	—	$10.95	0.55%
Period Ended October 31, 2003 (e)	—	—	—	$12.00	9.59%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(3.32)	—	(3.32)	$9.01	2.76%	(h)
Class B Shares
Period Ended June 30, 2002 (d)	—	—	—	$10.90	(2.15%	)(h)
Year Ended June 30, 2003	—	—	—	$10.86	(0.37%	)
Period Ended October 31, 2003 (e) (f)	—	—	—	$11.88	9.39%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(3.30)	—	(3.30)	$8.87	2.34%	(h)
Class C Shares
Year Ended March 31, 1999	—	(1.10)	(1.10)	$15.13	38.81%
Period Ended June 30, 1999	—	—	—	$18.01	19.37%	(h)
Year Ended June 30, 2000	—	(1.99)	(1.99)	$27.72	65.61%
Year Ended June 30, 2001	—	(9.12)	(9.12)	$10.02	(40.62%	)
Year Ended June 30, 2002	—	—	—	$9.05	(17.65%	)
Year Ended June 30, 2003	—	—	—	$9.03	(0.22%	)
Period Ended October 31, 2003 (e)	—	—	—	$9.88	9.41%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(3.30)	—	(3.30)	$6.82	2.35%	(h)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (g)	—	—	—	$8.88	(3.58%	)(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended June 30, 2002 (d)	$144	1.95%	(i)	122.95%	(i)	2.26%	(i)	122.64%	(i)	425%
Year Ended June 30, 2003	$29,561	3.47%		(2.04%	)	3.66%		(2.23%	)	424%
Period Ended October 31, 2003 (e)	$29,468	3.23%	(i)	(1.77%	)(i)	(j)		(j)		126.69%
Six Months Ended April 30, 2004 (Unaudited)	$23,520	2.18%	(i)	(1.93%	)(i)	(j)		(j)		201.31%
Class B Shares
Period Ended June 30, 2002 (d)	$121	2.74%	(i)	(1.45%	)(i)	2.86%	(i)	(1.57%	)(i)	425%
Year Ended June 30, 2003	$141	3.73%		(2.31%	)	4.54%		(3.12%	)	424%
Period Ended October 31, 2003 (e) (f)	$414	3.98%	(i)	(2.54%	)(i)	(j)		(j)		126.69%
Six Months Ended April 30, 2004 (Unaudited)	$496	2.91%	(i)	(2.67%	)(i)	(j)		(j)		201.31%
Class C Shares
Year Ended March 31, 1999	$6,425	3.10%		(1.10%	)	4.54%		(2.54%	)	226%
Period Ended June 30, 1999	$7,209	3.10%	(i)	(3.07%	)(i)	5.36%	(i)	(5.33%	)(i)	43%
Year Ended June 30, 2000	$9,927	2.82%		(2.65%	)	4.67%		(4.50%	)	204%
Year Ended June 30, 2001	$3,102	3.04%		(1.51%	)	3.82%		(2.29%	)	143%
Year Ended June 30, 2002	$1,819	3.28%		(5.41%	)	3.71%		(5.87%	)	425%
Year Ended June 30, 2003	$1,323	3.72%		(2.31%	)	4.54%		(3.13%	)	424%
Period Ended October 31, 2003 (e)	$1,487	3.98%	(i)	(2.52%	)(i)	(j)		(j)		126.69%
Six Months Ended April 30, 2004 (Unaudited)	$1,111	2.91%	(i)	(2.67%	)(i)	(j)		(j)		201.31%
Class R Shares
Period Ended April 30, 2004 (Unaudited) (g)	$1	2.67%	(i)	(2.41%	)(i)	(j)		(j)		201.31%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(e)	For the period from July 1, 2003 through October 31, 2003.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from February 27, 2004 (commencement of operations) through April 30, 2004.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

2004 Semiannual Report 95

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Concept Series

Gartmore Convertible Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Period Ended April 30, 2004 (Unaudited) (d)	$10.09	0.04	(0.20)	(0.16)
Class B Shares
Period Ended April 30, 2004 (Unaudited) (d)	$10.09	0.04	(0.23)	(0.19)
Class C Shares
Period Ended April 30, 2004 (Unaudited) (d)	$10.09	0.04	(0.24)	(0.20)
Institutional Service Class Shares
Period Ended April 30, 2004 (Unaudited) (d)	$10.09	0.04	(0.20)	(0.16)
Institutional Class Shares
Period Ended April 30, 2004 (Unaudited) (e)	$10.00	0.07	(0.14)	(0.07)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net
	Investment	Net Realized	Total
	Income	Gains	Distributions

Class A Shares
Period Ended April 30, 2004 (Unaudited) (d)	(0.04)	—	(0.04)
Class B Shares
Period Ended April 30, 2004 (Unaudited) (d)	(0.03)	—	(0.03)
Class C Shares
Period Ended April 30, 2004 (Unaudited) (d)	(0.03)	—	(0.03)
Institutional Service Class Shares
Period Ended April 30, 2004 (Unaudited) (d)	(0.05)	—	(0.05)
Institutional Class Shares
Period Ended April 30, 2004 (Unaudited) (e)	(0.05)	—	(0.05)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Net Asset
	Value,
	End of	Total
	Period	Return (a)

Class A Shares
Period Ended April 30, 2004 (Unaudited) (d)	$9.89	(1.55%	)(f)
Class B Shares
Period Ended April 30, 2004 (Unaudited) (d)	$9.87	(1.92%	)(f)
Class C Shares
Period Ended April 30, 2004 (Unaudited) (d)	$9.86	(2.02%	)(f)
Institutional Service Class Shares
Period Ended April 30, 2004 (Unaudited) (d)	$9.88	(1.62%	)(f)
Institutional Class Shares
Period Ended April 30, 2004 (Unaudited) (e)	$9.88	(0.74%	)(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment
						Ratio of		Income
				Ratio of Net		Expenses		(Loss)
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End of	Expenses to		Income (Loss)		Reimbursements)		Reimbursements)
	Period	Average Net		to Average		to Average		to Average		Portfolio
	(000s)	Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended April 30, 2004 (Unaudited) (d)	$1,190	1.19%	(g)	2.40%	(g)	1.42%	(g)	2.16%	(g)	71.14%
Class B Shares
Period Ended April 30, 2004 (Unaudited) (d)	$1	2.20%	(g)	1.44%	(g)	2.30%	(g)	1.35%	(g)	71.14%
Class C Shares
Period Ended April 30, 2004 (Unaudited) (d)	$114	2.00%	(g)	5.76%	(g)	2.19%	(g)	5.58%	(g)	71.14%
Institutional Service Class Shares
Period Ended April 30, 2004 (Unaudited) (d)	$75	0.94%	(g)	2.46%	(g)	1.16%	(g)	2.24%	(g)	71.14%
Institutional Class Shares
Period Ended April 30, 2004 (Unaudited) (e)	$17,720	0.94%	(g)	2.62%	(g)	1.18%	(g)	2.38%	(g)	71.14%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from January 20, 2004 (commencement of operations) through April 30, 2004.
(e)	For the period from December 29, 2003 (commencement of operations) through April 30, 2004.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

96 Semiannual Report 2004

Gartmore Small Cap Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended April 30, 2004 (Unaudited) (d)	$10.00	(0.01)	(0.79)	(0.80)
Class B Shares
Period Ended April 30, 2004 (Unaudited) (d)	$10.00	(0.01)	(0.80)	(0.81)
Class C Shares
Period Ended April 30, 2004 (Unaudited) (d)	$10.00	(0.02)	(0.79)	(0.81)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (d)	$10.00	(0.02)	(0.78)	(0.80)
Institutional Service Class Shares
Period Ended April 30, 2004 (Unaudited) (d)	$10.00	(0.01)	(0.79)	(0.80)
Institutional Class Shares
Period Ended April 30, 2004 (Unaudited) (d)	$10.00	(0.01)	(0.79)	(0.80)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Net Asset
	Value, End	Total
	of Period	Return (a)

Class A Shares
Period Ended April 30, 2004 (Unaudited) (d)	$9.20	(8.00%	)(e)
Class B Shares
Period Ended April 30, 2004 (Unaudited) (d)	$9.19	(8.10%	)(e)
Class C Shares
Period Ended April 30, 2004 (Unaudited) (d)	$9.19	(8.10%	)(e)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (d)	$9.20	(8.00%	)(e)
Institutional Service Class Shares
Period Ended April 30, 2004 (Unaudited) (d)	$9.20	(8.00%	)(e)
Institutional Class Shares
Period Ended April 30, 2004 (Unaudited) (d)	$9.20	(8.00%	)(e)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended April 30, 2004 (Unaudited) (d)	$1	1.31%	(f)	(0.96%	)(f)	3.42%	(f)	(3.06%	)(f)	89.27%
Class B Shares
Period Ended April 30, 2004 (Unaudited) (d)	$3	2.49%	(f)	(2.31%	)(f)	5.78%	(f)	(5.59%	)(f)	89.27%
Class C Shares
Period Ended April 30, 2004 (Unaudited) (d)	$1	2.53%	(f)	(2.30%	)(f)	5.86%	(f)	(5.63%	)(f)	89.27%
Class R Shares
Period Ended April 30, 2004 (Unaudited) (d)	$1	2.11%	(f)	(1.87%	)(f)	5.03%	(f)	(4.79%	)(f)	89.27%
Institutional Service Class Shares
Period Ended April 30, 2004 (Unaudited) (d)	$1	1.46%	(f)	(1.22%	)(f)	5.08%	(f)	(4.84%	)(f)	89.27%
Institutional Class Shares
Period Ended April 30, 2004 (Unaudited) (d)	$2,756	1.35%	(f)	(1.08%	)(f)	4.46%	(f)	(4.19%	)(f)	89.27%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 30, 2004 (commencement of operations) through April 30, 2004.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

2004 Semiannual Report 97

Notes to Financial Statements
April 30, 2004 (Unaudited)

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On April 30, 2004, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates thirty-seven (37) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights 16 of the funds listed below (individually a “Fund”, collectively the “Funds”):

-	Gartmore Global Financial Services Fund (“Global Financial Services”)
-	Gartmore Global Health Sciences Fund (“Global Health Sciences”)
-	Gartmore Global Technology and Communications Fund (“Global Technology and Communications”)
-	Gartmore Global Utilities Fund (“Global Utilities”)
-	Gartmore Nationwide Leaders Fund (“Nationwide Leaders”)
-	Gartmore U.S. Growth Leaders Fund (“U.S. Growth Leaders”)
-	Gartmore Worldwide Leaders Fund (“Worldwide Leaders”)
-	Gartmore Emerging Markets Fund (“Emerging Markets”)
-	Gartmore International Growth Fund (“International Growth”)
-	Gartmore High Yield Bond Fund (“High Yield Bond”)
-	Gartmore Millennium Growth Fund (“Millennium Growth”)
-	Gartmore Value Opportunities Fund (“Value Opportunities”)
-	Gartmore Micro Cap Equity Fund (“Micro Cap Equity”)
-	Gartmore Long-Short Equity Plus Fund (“Long-Short Equity Plus”)
-	Gartmore Convertible Fund (“Convertible”)
-	Gartmore Small Cap Growth Fund (“Small Cap Growth”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange to date have been valued at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other Fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds’ Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

98 Semiannual Report 2004

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings, (ii) the discount from market value of a similar, freely traded security, (iii) the yield-to-maturity for debt issues, or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Beginning July 1, 2004, the Funds holding foreign equity securities (the “Foreign Equity Funds”) will begin to value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

2004 Semiannual Report 99

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(g)	Swap Contracts

The Long-Short Equity Plus Fund may engage in swap contracts in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Long-Short Fund’s Statement of Assets and Liabilities. The change in unrealized gains or losses on swap contracts is reported as unrealized gains or losses in the Long-Short Fund’s Statement of Operations. A realized gain or loss is recorded upon termination of a swap contract. Swap contracts are stated at fair value. Notional principal amounts are used to express the extent of involvement in these contracts, but the amounts potentially subject to credit risk are much smaller.

100 Semiannual Report 2004

At April 30, 2004, the Long-Short Equity Plus Fund’s open swap contracts were as follows:

			Unrealized
	Expiration	Underlying	Appreciation
Description	Date	Notional Value	(Depreciation)

Index Swap with Morgan Stanley Capital Services Inc., Pays net of the total return of the S&P 500 Total Return Index minus the three month LIBOR plus 9 bps. Long-Short Equity Plus Fund pay negative and receives positive.	3/31/2005	$25,719,063	$(702,687)

(h)	Short Sales

The Long-Short Equity Plus Fund and the Millennium Growth Fund each is authorized to engage in short-selling of portfolio which obligates the Funds to replace any security it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover its short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for each Fund.

(i)	Securities Lending

To generate additional income, each of the Funds may lend up to 33 1/3% of its total assets pursuant to agreements, requiring that the Fund receives cash or securities as collateral with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter requiring the borrower to mark to market the collateral on a daily basis so that the market value of the collateral does not fall below 100% of the market value of the portfolio securities loaned. The cash collateral received by the Funds at April 30, 2004 was invested in Repurchase Agreements (with an interest rate of 1.04% and maturity dates of May 3, 2004). The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JP Morgan Chase Bank receives a custody fee based on the value of collateral received from borrowers. As of April 30, 2004, the following Funds had securities with the following market values on loan:

	Market Value
	of Loaned	Market Value
Fund	Securities	of Collateral*

U.S. Growth Leaders	$4,891,589	$5,112,380

Worldwide Leaders	801,364	846,650

High Yield Bond	286,000	390,000

Millennium Growth	3,568,752	3,719,886

Value Opportunities	9,808,251	10,159,146

Micro Cap Equity	12,021,887	12,550,638

*	Includes securities and cash collateral

2004 Semiannual Report 101

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(k)	Distributions to Shareholders

Net investment income, if any, is declared daily and paid monthly for the High Yield Bond Fund and is declared and paid quarterly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such are 12b-1 and administrative services fees) are charged to that class.

(n)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

102 Semiannual Report 2004

	Global Financial Services		Global Health Sciences
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$1,841,752	$313,319	$2,779,190	$7,485,451
Dividends reinvested	125,054	1,596	274,185	—
Cost of shares redeemed	(79,728)	(5,210)	(2,054,961)	(5,461,856)

	1,887,078	309,705	998,414	2,023,595

Class B Shares
Proceeds from shares issued (a)	16,629	18,657	103,841	32,993
Dividends reinvested	87,540	179	74,963	—
Cost of shares redeemed	(1,020)	(25)	(18,399)	(28,640)

	103,149	18,811	160,405	4,353

Class C Shares
Proceeds from shares issued (a)	48,982	6,957	108,374	83,191
Dividends reinvested	84,490	177	11,366	—
Cost of shares redeemed	(2,509)	—	(68,392)	(32,199)

	130,963	7,134	51,348	50,992

Class R
Shares Proceeds from shares issued (a)	1,002 (b)	—	1,000 (b)	—

	1,002	—	1,000	—

Institutional Service Class Shares
Proceeds from shares issued (a)	119	—	3,345,555	3,997,278
Dividends reinvested	87,052	2,031	300,573	—
Cost of shares redeemed	—	—	(1,546,904)	(2,081,498)

	87,171	2,031	2,099,224	1,915,780

Change in net assets from capital transactions	$2,209,363	$337,681	$3,310,391	$3,994,720

SHARE TRANSACTIONS:
Class A Shares
Issued	148,320	28,759	259,481	799,381
Reinvested	10,862	178	27,255	—
Redeemed	(6,423)	(574)	(192,914)	(585,715)

	152,759	28,363	93,822	213,666

Class B Shares
Issued	1,356	1,847	9,907	3,297
Reinvested	7,734	20	7,603	—
Redeemed	(89)	(3)	(1,807)	(2,876)

	9,001	1,864	15,703	421

Class C Shares
Issued	3,943	672	10,289	9,042
Reinvested	7,464	20	1,153	—
Redeemed	(215)	—	(6,786)	(3,233)

	11,192	692	4,656	5,809

Class R Shares
Issued	87 (b)	—	100 (b)	—

	87	—	100	—

Institutional Service Class Shares
Issued	—	—	307,418	414,766
Reinvested	7,536	226	29,613	—
Redeemed	—	—	(142,242)	(219,947)

	7,536	226	194,789	194,819

Total change in shares	180,488	31,145	308,970	414,715

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

2004 Semiannual Report 103

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

	Global Technology and Communications		Global Utilities
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April, 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$1,969,903	$4,342,520	$27,148	$98,663
Dividends reinvested	—	—	—	3,978
Cost of shares redeemed	(1,617,467)	(3,448,988)	(104,281)	(2,073)

	352,436	893,532	(77,133)	100,568

Class B Shares
Proceeds from shares issued (a)	31,183	101,745	15,467	—
Dividends reinvested	—	—	—	2,128
Cost of shares redeemed	(33,165)	(50,117)	(1,000)	—

	(1,982)	51,628	14,467	2,128

Class C Shares
Proceeds from shares issued (a)	49,869	18,314	16	1,495
Dividends reinvested	—	—	—	2,116
Cost of shares redeemed	(14,833)	(4,819)	—	—

	35,036	13,495	16	3,611

Class R Shares
Proceeds from shares issued (a)	1,000 (b)	—	1,000 (b)	—

	1,000	—	1,000	—

Institutional Service Class Shares
Proceeds from shares issued (a)	4,773,430	8,252,349	16	—
Dividends reinvested	—	—	—	4,846
Cost of shares redeemed	(4,120,840)	(4,876,893)	—	—

	652,590	3,375,456	16	4,846

Change in net assets from capital transactions	$1,039,080	$4,334,111	$(61,634)	$111,153

SHARE TRANSACTIONS:
Class A Shares
Issued	487,067	1,392,736	2,883	12,398
Reinvested	—	—	—	532
Redeemed	(398,232)	(1,112,232)	(11,479)	(287)

	88,835	280,504	(8,596)	12,643

Class B Shares
Issued	8,052	32,977	1,761	—
Reinvested	—	—	—	291
Redeemed	(8,763)	(17,304)	(109)	—

	(711)	15,673	1,652	291

Class C Shares
Issued	12,878	5,484	—	186
Reinvested	—	—	—	288
Redeemed	(3,795)	(1,637)	—	—

	9,083	3,847	—	474

Class R Shares
Issued	270 (b)	—	109 (b)	—

	270	—	109	—

Institutional Service Class Shares
Issued	1,189,854	2,571,315	—	—
Reinvested	—	—	—	642
Redeemed	(1,036,804)	(1,610,817)	—	—

	153,050	960,498	—	642

Total change in shares	250,257	1,260,522	(6,944)	14,050

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

104 Semiannual Report 2004

	Nationwide Leaders		U.S. Growth Leaders
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$326,201	$433,216	$12,341,123	$6,936,056
Proceeds from shares issued in connection with merger	—	—	—	—
Dividends reinvested	—	3,461	—	—
Cost of shares redeemed	(101,117)	(173,715)	(3,653,748)	(1,060,629)

	225,084	262,962	8,687,375	5,875,427

Class B Shares
Proceeds from shares issued (a)	36,803	45,257	443,774	912,810
Dividends reinvested	—	477	—	—
Cost of shares redeemed	(10,471)	(75,245)	(102,562)	(104,738)

	26,332	(29,511)	341,212	808,072

Class C Shares
Proceeds from shares issued (a)	26,310	59,739	1,899,544	1,442,894
Dividends reinvested	—	368	—	—
Cost of shares redeemed	(15,499)	(10)	(252,841)	(94,121)

	10,811	60,097	1,646,703	1,348,773

Class R Shares
Proceeds from shares issued (a)	—	1,000 (b)	—	1,000 (b)

	—	1,000	—	1,000

Institutional Service Class Shares
Proceeds from shares issued (a)	2,574,884	1,879,229	6,016,346	10,066,128
Dividends reinvested	—	3,660	—	—
Cost of shares redeemed	(1,732,774)	(1,462,724)	(4,281,183)	(5,489,020)

	842,110	420,165	1,735,163	4,577,108

Change in net assets from capital transactions	$1,104,337	$714,713	$12,410,453	$12,610,380

SHARE TRANSACTIONS:
Class A Shares
Issued	26,675	42,084	1,454,140	964,028
Issued in connection with merger	—	—	—	—
Reinvested	—	368	—	—
Redeemed	(8,614)	(18,160)	(438,992)	(151,289)

	18,061	24,292	1,015,148	812,739

Class B Shares
Issued	3,153	4,730	54,149	135,874
Reinvested	—	51	—	—
Redeemed	(909)	(7,481)	(12,434)	(17,223)

	2,244	(2,700)	41,715	118,651

Class C Shares
Issued	2,194	5,840	229,855	208,967
Reinvested	—	40	—	—
Redeemed	(1,382)	(1)	(30,515)	(13,043)

	812	5,879	199,340	195,924

Class R Shares
Issued	—	91 (b)	—	134 (b)

	—	91	—	134

Institutional Service Class Shares
Issued	213,922	185,593	706,911	1,488,021
Reinvested	—	388	—	—
Redeemed	(142,972)	(145,937)	(505,107)	(852,214)

	70,950	40,044	201,804	635,807

Total change in shares	92,067	67,606	1,458,007	1,763,255

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Worldwide Leaders
	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$1,359,898	$6,147,549
Proceeds from shares issued in connection with merger	—	31,318,617
Dividends reinvested	—	—
Cost of shares redeemed	(5,187,073)	(9,640,424)

	(3,827,175)	27,825,742

Class B Shares
Proceeds from shares issued (a)	17,441	37,766
Dividends reinvested	—	—
Cost of shares redeemed	(9,786)	(998,210)

	7,655	(960,444)

Class C Shares
Proceeds from shares issued (a)	5,145	296
Dividends reinvested	—	—
Cost of shares redeemed	(577)	(4,172)

	4,568	(3,876)

Class R Shares
Proceeds from shares issued (a)	—	1,000 (b)

	—	1,000

Institutional Service Class Shares
Proceeds from shares issued (a)	1,457,459	2,139,626
Dividends reinvested	—	—
Cost of shares redeemed	(1,349,160)	(2,072,835)

	108,299	66,791

Change in net assets from capital transactions	$(3,706,653)	$26,929,213

SHARE TRANSACTIONS:
Class A Shares
Issued	187,875	1,028,937
Issued in connection with merger	—	5,321,680
Reinvested	—	—
Redeemed	(708,783)	(1,563,239)

	(520,908)	4,787,378

Class B Shares
Issued	2,422	7,747
Reinvested	—	—
Redeemed	(1,336)	(166,789)

	1,086	(159,042)

Class C Shares
Issued	705	53
Reinvested	—	—
Redeemed	(78)	(710)

	627	(657)

Class R Shares
Issued	—	153 (b)

	—	153

Institutional Service Class Shares
Issued	198,803	338,940
Reinvested	—	—
Redeemed	(184,306)	(345,851)

	14,497	(6,911)

Total change in shares	(504,698)	4,620,921

(a)	Amount includes redemption fees, if any.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

2004 Semiannual Report 105

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

	Emerging Markets		International Growth
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$15,249,697	$20,248,675	$803,573	$7,760,900
Dividends reinvested	8,232	—	—	—
Cost of shares redeemed	(11,632,963)	(15,372,126)	(656,479)	(7,765,342)

	3,624,966	4,876,549	147,094	(4,442)

Class B Shares
Proceeds from shares issued (a)	515,618	125,863	54,521	43,830
Cost of shares redeemed	(25,502)	(281,246)	(11,482)	(7,305)

	490,116	(155,383)	43,039	36,525

Class C Shares
Proceeds from shares issued (a)	2,451,434	1,302,297	71,620	2,468
Cost of shares redeemed	(119,371)	(866)	(5,064)	—

	2,332,063	1,301,431	66,556	2,468

Class R Shares
Proceeds from shares issued (a)	1,002 (b)	—	1,001 (b)	—

	1,002	—	1,001	—

Institutional Service Class Shares
Proceeds from shares issued (a)	1,714,969	170	11,601	10,054
Dividends reinvested	3,699	—	—	—

	1,718,668	170	11,601	10,054

Change in net assets from capital transactions	$8,166,815	$6,022,767	$269,291	$44,605

SHARE TRANSACTIONS:
Class A Shares
Issued	1,250,840	2,506,014	104,862	1,360,357
Reinvested	736	—	—	—
Redeemed	(970,508)	(1,939,080)	(85,966)	(1,354,133)

	281,068	566,934	18,896	6,224

Class B Shares
Issued	43,059	16,278	5,793	5,129
Redeemed	(2,174)	(36,740)	(1,511)	(1,271)

	40,885	(20,462)	4,282	3,858

Class C Shares
Issued	198,358	131,404	9,934	459
Redeemed	(9,888)	(95)	(692)	—

	188,470	131,309	9,242	459

Class R Shares
Issued	89 (b)	—	138 (b)	—

	89	—	138	—

Institutional Service Class Shares
Issued	132,149	—	—	—
Reinvested	327	—	—	—

	132,476	—	—	—

Total change in shares	642,988	677,781	32,558	10,541

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

106 Semiannual Report 2004

	Gartmore High Yield Bond		Gartmore Millennium Growth
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$11,508,044	$20,150,839	$1,270,540	$1,603,294
Dividends reinvested	159,355	262,786	—	—
Cost of shares redeemed	(12,102,349)	(18,892,092)	(1,540,101)	(1,611,955)

	(434,950)	1,521,533	(269,561)	(8,661)

Class B Shares
Proceeds from shares issued (a)	88,035	544,178	158,478	339,761
Dividends reinvested	8,190	21,301	—	—
Cost of shares redeemed	(176,889)	(229,910)	(295,909)	(593,692)

	(80,664)	335,569	(137,431)	(253,931)

Class C Shares
Proceeds from shares issued (a)	619,423	2,818,010	12,377	8,693
Dividends reinvested	9,397	7,868	—	—
Cost of shares redeemed	(633,909)	(13,918)	(16,205)	(906)

	(5,089)	2,811,960	(3,828)	7,787

Class D Shares
Proceeds from shares issued (a)	—	—	724,570	811,275
Cost of shares redeemed	—	—	(1,235,586)	(2,325,344)

	—	—	(511,016)	(1,514,069)

Class R Shares
Proceeds from shares issued (a)	1,000 (b)	—	1,000 (c)	—
Dividends reinvested	5 (b)	—	—	—

	1,005	—	1,000	—

Institutional Service Class Shares
Proceeds from shares issued (a)	15,650,515	7,393,568	—	—
Dividends reinvested	4,393,708	8,460,523	—	—
Cost of shares redeemed	(1,661,835)	(5,515,173)	—	—

	18,382,388	10,338,918	—	—

Change in net assets from capital transactions	$17,862,690	$15,007,980	$(920,836)	$(1,768,874)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,638,543	3,035,167	110,042	169,605
Reinvested	22,769	40,181	—	—
Redeemed	(1,717,033)	(2,824,204)	(133,172)	(173,645)

	(55,721)	251,144	(23,130)	(4,040)

Class B Shares
Issued	12,687	83,397	14,603	39,893
Reinvested	1,173	3,290	—	—
Redeemed	(25,049)	(34,834)	(27,313)	(71,353)

	(11,189)	51,853	(12,710)	(31,460)

Class C Shares
Issued	88,059	426,195	1,131	1,056
Reinvested	1,344	1,208	—	—
Redeemed	(90,740)	(2,105)	(1,515)	(100)

	(1,337)	425,298	(384)	956

Class D Shares
Issued	—	—	61,160	84,823
Redeemed	—	—	(105,368)	(245,490)

	—	—	(44,208)	(160,667)

Class R Shares
Issued	143 (b)	—	87 (c)	—
Reinvested	1 (b)	—	—	—

	144	—	87	—

Institutional Service Class Shares
Issued	2,216,556	1,103,878	—	—
Reinvested	623,346	1,295,824	—	—
Redeemed	(235,709)	(816,958)	—	—

	2,604,193	1,582,744	—	—

Total change in shares	2,536,090	2,311,039	(80,345)	(195,211)

(a)	Amount includes redemption fees, if any.
(b)	For the period from February 27, 2004 (commencement of operations) through April 30, 2004.
(c)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

2004 Semiannual Report 107

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

	Gartmore Value Opportunities		Gartmore Micro Cap Equity
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$5,423,786	$3,846,532	$49,904,139	$15,652,025
Dividends reinvested	2,589	27,722	—	—
Cost of shares redeemed	(4,277,861)	(4,341,259)	(6,282,991)	(343,521)

	1,148,514	(467,005)	43,621,148	15,308,504

Class B Shares
Proceeds from shares issued (a)	111,406	275,847	2,357,663	1,396,507
Dividends reinvested	—	458	—	—
Cost of shares redeemed	(235,395)	(660,706)	(362,887)	(55,546)

	(123,989)	(384,401)	1,994,776	1,340,961

Class C Shares
Proceeds from shares issued (a)	261,956	189,360	12,927,052	5,118,281
Dividends reinvested	—	18	—	—
Cost of shares redeemed	(58,249)	(26,002)	(1,241,073)	(158,950)

	203,707	163,376	11,685,979	4,959,331

Class R Shares
Proceeds from shares issued (a)	1,000 (b)	—	1,001 (b)	—

	1,000	—	1,001	—

Institutional Service Class Shares
Proceeds from shares issued (a)	9,064,452	11,944,248	50,060	11
Dividends reinvested	15,441	43,596	—	—
Cost of shares redeemed	(2,856,696)	(5,544,469)	(97,410)	—

	6,223,197	6,443,375	(47,350)	11

Institutional Class Shares
Proceeds from shares issued (a)	—	—	2,102	412
Cost of shares redeemed	—	—	(3,541,762)	—

	—	—	(3,539,660)	412

Change in net assets from capital transactions	$7,452,429	$5,755,345	$53,715,894	$21,609,219

SHARE TRANSACTIONS:
Class A Shares
Issued	332,621	323,886	2,690,294	1,058,159
Reinvested	168	2,416	—	—
Redeemed	(267,165)	(370,127)	(340,940)	(24,274)

	65,624	(43,825)	2,349,354	1,033,885

Class B Shares
Issued	7,183	23,221	132,411	100,860
Reinvested	—	41	—	—
Redeemed	(15,056)	(53,894)	(19,177)	(3,518)

	(7,873)	(30,632)	113,234	97,342

Class C Shares
Issued	16,883	13,971	717,025	362,018
Reinvested	—	2	—	—
Redeemed	(3,940)	(2,175)	(65,478)	(11,148)

	12,943	11,798	651,547	350,870

Class R Shares
Issued	65 (b)	—	58 (b)	—

	65	—	58	—

Institutional Service Class Shares
Issued	565,085	931,522	2,512	—
Reinvested	998	3,747	—	—
Redeemed	(178,305)	(438,518)	(4,949)	—

	387,778	496,751	(2,437)	—

Institutional Class Shares
Redeemed	—	—	(179,949)	—

	—	—	(179,949)	—

Total change in shares	458,537	434,092	2,931,807	1,482,097

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

108 Semiannual Report 2004

	Gartmore Long-Short Equity Plus
	Six Months Ended	Period Ended	Year Ended
	April 30, 2004	October 31, 2003 (a)	June 30, 2003

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (d)	$1,634,181	$726,070	$732,628
Proceeds from shares issued in connection with Class R Shares merger	—	—	29,933,725
Dividends reinvested	5,979,997	—	—
Cost of shares redeemed	(6,887,099)	(3,540,842)	(617,921)

	727,079	(2,814,772)	30,048,432

Class B Shares
Proceeds from shares issued (d)	194,662	257,253	64,983
Dividends reinvested	1,465	—	—
Cost of shares redeemed	(1,703)	—	(42,167)

	194,424	257,253	22,816

Class C Shares
Proceeds from shares issued (d)	357,713	216,954	7,161
Dividends reinvested	44,874	—	—
Cost of shares redeemed	(304,748)	(180,203)	(475,697)

	97,839	36,751	(468,536)

Class R Shares
Proceeds from shares issued (d)	1,000 (f)	—	4,709,596	(g)
Cost of shares redeemed	—	—	(14,736,279	)(g)
Shares redeemed in connection with Class R Shares merger	—	—	(29,933,725	)(g)

	1,000	—	(39,960,408)

Institutional Service Class Shares
Proceeds from shares issued (d)	—	—	—
Dividends reinvested	—	—	—

	—	—	—

Institutional Class Shares
Proceeds from shares issued (d)	—	—	—
Dividends reinvested	—	—	—
Cost of shares redeemed	—	—	—

		—	—

Class ML Shares (e)
Redeemed	—	—	(4,293,880)

	—	—	(4,293,880)

Change in net assets from capital transactions	$1,020,342	$(2,520,768)	$(14,651,576)

SHARE TRANSACTIONS:
Class A Shares
Issued	173,959	62,860	69,841
Shares issued in connection with Class R Shares merger	—	—	2,675,377
Reinvested	663,707	—	—
Redeemed	(681,518)	(308,151)	(57,727)

	156,148	(245,291)	2,687,491

Class B Shares
Issued	21,093	21,813	5,911
Reinvested	165	—	—
Redeemed	(188)	—	(4,003)

	21,070	21,813	1,908

Class C Shares
Issued	48,605	22,939	794
Reinvested	6,560	—	—
Redeemed	(42,740)	(18,936)	(55,239)

	12,425	4,003	(54,445)

Class R Shares
Issued	109 (f)	—	468,242	(g)
Redeemed	—	—	(1,455,328	)(g)
Shares redeemed in connection with Class R Shares merger	—	—	(2,667,622	)(g)

	109	—	(3,654,708)

Institutional Service Class Shares
Issued	—	—	—
Reinvested	—	—	—

	—	—	—

Institutional Class Shares
Issued	—	—	—
Reinvested	—	—	—
Redeemed	—	—	—

	—	—	—

Class ML Shares (e)
Redeemed	—	—	(455,374)

	—	—	(455,374)

Total change in shares	189,752	(219,475)	(1,475,128)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore		Gartmore Small
	Convertible		Cap Growth
	Period Ended		Period Ended
	April 30, 2004 (b)		April 30, 2004 (c)

	(Unaudited)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (d)	$1,203,910	(h)	$1,000
Proceeds from shares issued in connection with Class R Shares merger	—		—
Dividends reinvested	4,930	(h)	—
Cost of shares redeemed	—		—

	1,208,840		1,000

Class B Shares
Proceeds from shares issued (d)	1,003	(h)	2,838
Dividends reinvested	—		—
Cost of shares redeemed	—		—

	1,003		2,838

Class C Shares
Proceeds from shares issued (d)	114,808	(h)	1,000
Dividends reinvested	—		—
Cost of shares redeemed	—		—

	114,808		1,000

Class R Shares
Proceeds from shares issued (d)	—		1,000
Cost of shares redeemed	—		—
Shares redeemed in connection with Class R Shares merger	—		—

	—		1,000

Institutional Service Class Shares
Proceeds from shares issued (d)	76,000	(h)	1,000
Dividends reinvested	351	(h)	—

	76,351		1,000

Institutional Class Shares
Proceeds from shares issued (d)	18,295,472		2,995,000
Dividends reinvested	66,263		—
Cost of shares redeemed	(337,100)		—

	18,024,635		2,995,000

Class ML Shares (e)
Redeemed	—		—

	—		—

Change in net assets from capital transactions	$19,425,637		$3,001,838

SHARE TRANSACTIONS:
Class A Shares
Issued	119,819	(h)	100
Shares issued in connection with Class R Shares merger	—		—
Reinvested	498	(h)	—
Redeemed	—		—

	120,317		100

Class B Shares
Issued	99	(h)	285
Reinvested	—		—
Redeemed	—		—

	99		285

Class C Shares
Issued	11,568	(h)	100
Reinvested	—		—
Redeemed	—		—

	11,568		100

Class R Shares
Issued	—		100
Redeemed	—		—
Shares redeemed in connection with Class R Shares merger	—		—

	—		100

Institutional Service Class Shares
Issued	7,569	(h)	100
Reinvested	36	(h)	—

	7,605		100

Institutional Class Shares
Issued	1,820,877		299,500
Reinvested	6,700		—
Redeemed	(33,971)		—

	1,793,606		299,500

Class ML Shares (e)
Redeemed	—		—

	—		—

Total change in shares	1,933,195		300,185

(a)	For the period from July 1, 2003, through October 31, 2003.
(b)	For the period from December 29, 2003 (commencement of operations) through April 30, 2004.
(c)	For the period from March 30, 2004 (commencement of operations) through April 30, 2004.
(d)	Amount includes redemption fees, if any.
(e)	Class R shares were issued in exchange for Class ML shares on October 31, 2002.
(f)	For the period from February 27, 2004 (commencement of operations) through April 30, 2004.
(g)	In conjunction with the Fund reorganization, R shares merged into Class A shares.
(h)	For the period from January 20, 2004 (commencement of operations) through April 30, 2004.

2004 Semiannual Report 109

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

(o)	Other

The cost of Investments was for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities for each Fund as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Fund	Appreciation	Depreciation	(Depreciation)

Global Financial Services	$323,617	$(109,083)	$214,534

Global Health Sciences	853,603	(233,465)	620,138

Global Technology and Communications	232,259	(727,528)	(495,269)

Global Utilities	109,831	(34,683)	75,148

Nationwide Leaders	249,088	(227,905)	21,183

U.S. Growth Leaders	670,690	(1,003,517)	(332,827)

Worldwide Leaders	1,182,693	(659,344)	523,349

Emerging Markets	1,809,923	(985,638)	824,285

International Growth	467,773	(235,019)	232,754

High Yield Bond	7,342,486	(2,652,310)	4,690,176

Millennium Growth	1,193,402	(1,179,734)	13,668

Value Opportunities	4,443,486	(1,858,652)	2,584,834

Micro Cap Equity	9,434,391	(3,827,942)	5,606,449

Long-Short	1,567,317	(2,283,360)	(716,043)

Convertible	116,008	(417,517)	(301,509)

Small Cap Growth	52,887	(216,614)	(163,727)

Aggregate cost for federal income tax purposes is substantially the same.

3. Transactions with Affiliates

Under the terms of the Investment Advisory Agreements, Gartmore Global Asset Management Trust (“GGAMT”) or Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of GGAMT. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. In addition, GMF and GGAMT each provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers, if applicable, for the Funds GMF or GGAMT advise. The subadvisers manage each of their respective Fund’s

110 Semiannual Report 2004

investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	SubAdviser

Global Financial Services	GGAMT	Gartmore Global Partners(a)

Global Health Sciences	GMF	n/a

Global Technology and Communications	GMF	n/a

Global Utilities	GGAMT	Gartmore Global Partners(a)

Nationwide Leaders	GMF	n/a

U.S. Growth Leaders	GMF	n/a

Worldwide Leaders	GGAMT	Gartmore Global Partners(a)

Emerging Markets	GGAMT	Gartmore Global Partners(a)

International Growth	GGAMT	Gartmore Global Partners(a)

High Yield Bond	GMF	n/a

Millennium Growth	GMF	n/a

Value Opportunities	GMF	NorthPointe Capital, LLC(a)

Micro Cap Equity	GMF	n/a

Long-Short	GMF	SSI Investment Management, Inc.

Convertible	GMF	n/a

Small Cap Growth	GMF	n/a

(a)	Affiliate of GMF and GGAMT.

Under the terms of the Investment Advisory Agreements, each Fund pays its respective adviser an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the applicable subadviser, if any. Additional information regarding the investment advisory fees and subadvisory fees for GGAMT, GMF and the subadvisers, where applicable, is as follows for the six months ended April 30, 2004:

2004 Semiannual Report 111

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

		Total	Fees
Fund	Fee Schedule	Fees	Retained

Global Financial Services (a)	Up to $500 million	1.00%	0.50%
	$500 million up to $2 billion	0.95%	0.45%
	On $2 billion and more	0.88%	0.38%

Global Health Sciences (b)	Up to $500 million	1.00%	1.00%
	$500 million up to $2 billion	0.95%	0.95%
	On $2 billion and more	0.90%	0.90%

Global Technology and Communications (c)	Up to $500 million	0.98%	0.98%
	$500 million up to $2 billion	0.93%	0.93%
	On $2 billion and more	0.88%	0.88%

Global Utilities (d)	Up to $500 million	0.80%	0.40%
	$500 million up to $2 billion	0.75%	0.35%
	On $2 billion and more	0.70%	0.30%

Nationwide Leaders	Up to $500 million	0.90%	0.90%
	$500 million up to $2 billion	0.80%	0.80%
	On $2 billion and more	0.75%	0.75%

U.S. Growth Leaders (1)	Up to $500 million	0.90%	0.90%
	$500 million up to $2 billion	0.80%	0.80%
	On $2 billion and more	0.75%	0.75%

Worldwide Leaders (e)	Up to $500 million	1.00%	0.50%
	$500 million up to $2 billion	0.95%	0.45%
	On $2 billion and more	0.90%	0.40%

Emerging Markets (f)	Up to $500 million	1.15%	0.575%
	$500 million up to $2 billion	1.10%	0.525%
	On $2 billion and more	1.05%	0.475%

International Growth (g)	Up to $500 million	1.00%	0.50%
	$500 million up to $2 billion	0.95%	0.45%
	On $2 billion and more	0.90%	0.40%

High Yield Bond	Up to $250 million	0.55%	0.55%
	On the next $750 million	0.525%	0.525%
	On the next $1 billion	0.50%	0.50%
	On the next $3 billion	0.475%	0.475%
	On $5 billion and more	0.45%	0.45%

Millennium Growth (h)	Up to $250 million	0.80%	0.80%
	$250 million up to $1 billion	0.77%	0.77%
	$1 billion up to $2 billion	0.74%	0.74%
	$2 billion up to $5 billion	0.71%	0.71%
	On $5 billion and more	0.68%	0.68%

Value Opportunities	Up to $250 million	0.70%	—
	On the next $750 million	0.675%	—
	On the next $1 billion	0.65%	—
	On the next $3 billion	0.625%	—
	On $5 billion and more	0.60%	—

Micro Cap Equity	All Assets	1.25%	1.25%

Long-Short	Up to $50 million	1.50%	0.50%
	On the next $200 million	1.50%	0.75%
	On $250 million and more	1.25%	0.50%

Convertible	Up to $500 million	0.65%	0.65%
	$500 million up to $1 billion	0.60%	0.60%
	On $1 billion and more	0.55%	0.55%

Small Cap Growth	All Assets	0.95%	0.95%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Paid to
Fund	Subadviser

Global Financial Services (a)	0.50%
0.50%
0.50%

Global Health Sciences (b)	—
—
—

Global Technology and Communications (c)	—
—
—

Global Utilities (d)	0.40%
0.40%
0.40%

Nationwide Leaders	—
—
—

U.S. Growth Leaders (1)	—
—
—

Worldwide Leaders (e)	0.50%
0.50%
0.50%

Emerging Markets (f)	0.575%
0.575%
0.575%

International Growth (g)	0.50%
0.50%
0.50%

High Yield Bond	—
—
—
—
—

Millennium Growth (h)	—
—
—
—
—

Value Opportunities	0.70%
0.675%
0.65%
0.625%
0.60%

Micro Cap Equity	—

Long-Short	1.00%
0.75%
0.75%

Convertible	—
—
—

Small Cap Growth	—

(a)	Prior to March 1, 2004, the advisory fee was 1.00% on all asset levels.
(b)	Prior to March 1, 2004, the advisory fee was 1.00% on all asset levels.
(c)	Prior to March 1, 2004, the advisory fee was 0.98% on all asset levels.
(d)	Prior to March 1, 2004, the advisory fee was 0.80% on all asset levels.
(e)	Prior to March 1, 2004, the advisory fee was 1.00% on all asset levels.

112 Semiannual Report 2004

(f)	Prior to March 1, 2004, the advisory fee was 1.15% on all asset levels.
(g)	Prior to March 1, 2004, the advisory fee was 1.00% on all asset levels.
(h)	Prior to March 1, 2004, the advisory fee was 1.03% on assets up to $250 million and 1.00% on the next $750 million and 0.97% on the next $1 billion and 0.94% on the next $3 billion and 0.91% on assets of $5 billion and more.
(1)	The U.S. Growth Leaders Fund pay GMF a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the Fund’s performance relative to its benchmark. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay higher management fees. Conversely, if the fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment

Up to $500 million	+/- 0.22%

$500 million up to $2 billion	+/- 0.18%

On $2 billion and more	+/- 0.16%

[Additional columns below]

[Continued from above table, first column(s) repeated]

GMF or GGAMT, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expense, Rule 12b-1 fees and administrative services fees) from exceeding the amounts listed in the table below until at least February 29, 2005:

Fund	Expense Caps	Amount

Global Financial Services	All Classes	1.40%

Global Health Sciences	All Classes	1.25%

Global Technology and Communications	All Classes	1.40%

Global Utilities	All Classes	1.20%

Nationwide Leaders	All Classes	1.20%

U.S. Growth Leaders	All Classes	1.30%

Worldwide Leaders	All Classes	1.40%

Emerging Markets	All Classes	1.55%

International Growth	All Classes	1.40%

High Yield Bond	All Classes	0.70%

Millennium Growth	All Classes	1.20%

Value Opportunities	All Classes	1.00%

Micro Cap Equity	All Classes	1.55%

Long-Short	All Classes	1.95%

Convertible	All Classes	0.95%

Small Cap Growth	All Classes	1.35%

GMF or GGAMT may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by GMF and GGAMT, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five fiscal years from commencement of operations or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted. As of the six months ended April 30, 2004, the cumulative potential reimbursements of the

2004 Semiannual Report 113

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

following Funds based on expenses reimbursed by GMF or GGAMT within five years from commencement of operations of the Fund would be:

Fund	Amount	Expires

Global Financial Services	$106,967	February 28, 2005

Global Health Sciences	206,433	February 28, 2005

Global Technology and Communications	417,140	February 28, 2005

Global Utilities	113,680	February 28, 2005

Nationwide Leaders	127,410	February 28, 2005

U.S. Growth Leaders	341,259	February 28, 2005

Worldwide Leaders	232,498	February 28, 2005

Emerging Markets	254,833	February 28, 2005

International Growth	283,473	February 28, 2005

High Yield Bond	350,515	February 28, 2005

Value Opportunities	396,919	February 28, 2005

Micro Cap Equity	69,571	February 28, 2005

As of the six months ended April 30, 2004, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF or GGAMT, would be:

	Amount	Amount
	Fiscal Year	Six months ended
Fund	2003	April 30, 2004

Millennium Growth	$82,484	$45,581

Convertible	—	10,235

Small Cap Growth	—	7,882

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C (until April 1, 2004) and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A, Class C and Class D shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C shares also have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2004, GDSI received commissions of $556,668 from front-end sales charges of Class A, Class C and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $40,314 was reallowed to affiliated broker-dealers of the Funds.

The Funds (except for the High Yield Bond and Convertible Bond Funds) assess a 2.00% (1.50% for the Millennium Growth, Value Opportunities and Micro Cap Equity Funds) redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase (within 30 days for the Nationwide Leaders and U.S. Growth Leaders Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This

114 Semiannual Report 2004

redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2004, the following Funds had contributions to capital due to collection of fees:

Fund	Amount

Global Financial Services	$707

Global Health Sciences	1,370

Global Technology and Communications	2,403

Global Utilities	67

Nationwide Leaders	3

U.S. Growth Leaders	615

Worldwide Leaders	1,902

Emerging Markets	49,249

International Growth	5,208

Millennium Growth	1,701

Value Opportunities	225

Micro Cap Equity	39,544

Long-Short	592

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under such agreement is calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*

Up to $1 billion	0.25%

$1 billion and more up to $3 billion	0.18%

$3 billion and more up to $4 billion	0.14%

$4 billion and more up to $5 billion	0.07%

$5 billion and more up to $10 billion	0.04%

$10 billion and more up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds.

2004 Semiannual Report 115

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

As of April 30, 2004 GMF, GGAMT or their affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Fund	Outstanding Owned

Global Financial Services	64%

Global Health Sciences	23%

Global Technology and Communications	20%

Global Utilities	98%

Nationwide Leaders	25%

Emerging Markets	25%

International Growth	92%

High Yield Bond	93%

Convertible	16%

Small Cap Growth	100%

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2004, are summarized as follows:

Fund	Purchases	Sales

Global Financial Services	$4,680,848	$3,061,276

Global Health Sciences	20,673,101	17,872,073

Global Technology and Communications	34,362,428	34,535,286

Global Utilities	5,205,341	5,422,531

Nationwide Leaders	5,098,921	4,154,313

U.S. Growth Leaders	77,707,918	65,831,961

Worldwide Leaders	92,579,242	96,103,342

Emerging Markets	19,932,917	12,259,944

International Growth	11,131,288	10,994,627

High Yield Bond	62,761,460	51,773,249

Millennium Growth	41,647,749	39,880,610

Value Opportunities	34,888,488	26,639,585

Micro Cap Equity	70,076,245	27,349,740

Long-Short	50,537,249	56,811,067

Convertible	25,001,822	6,562,574

Small Cap Growth	5,236,230	2,363,960

116 Semiannual Report 2004

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

2004 Semiannual Report 117

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Funds

April 30, 2004

Name,	Position(s)	Term of Office with	Principal Occupation(s)	Number of Portfolios	Other
Address,	Held	Trust — Length of	During Past	in Fund Complex	Directorships
and Date of Birth	with Fund	Time Served[1]	5 Years	Overseen by Trustee	Held by Trustee[2]
Charles E. Allen, 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1948	Trustee	Since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	78	None

Michael J. Baresich 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1954	Trustee	Since March 2004	Mr. Baresich is Chief Executive Officer and Director of Cokinetic Systems Corp. (software company). From 1999 to 2001, he was a Managing Director of Deutsche Bank and from 1985 to 1999 he was a Managing Director of Bankers Trust.	78	None

Paula H.J. Cholmondeley 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1947	Trustee	Since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Specialty Products at Sappi Fine Paper North America (1998 -2004), and, held various positions with Owens Corning, including Vice President and General Manager of the Residential Insulation Division (1997 to 1998).	78	Director of Dentsply International, Inc.

C. Brent DeVore 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1940	Trustee	Since May 1998	Dr. DeVore is President of Otterbein College.	78	None

Robert M. Duncan 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1927	Trustee	Since April 1997	Since 1999, Mr. Duncan has worked as an arbitration and mediation consultant. From 1996 to 1999, he was Commissioner of the Ohio Elections Commission.	78	None

Barbara L. Hennigar 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1935	Trustee	Since July 2000	Retired; Ms. Hennigar is the former Chairman of OppenheimerFunds Services and Shareholder Services Inc. Ms. Hennigar held this position from October 1999 to June, 2000. Prior to that, she served as President and Chief Executive Officer of OppenheimerFunds Services.	78	None

Thomas J. Kerr, IV 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1933	Trustee	Since June 1981	Dr. Kerr is President Emeritus of Kendall College.	78	None

Douglas F. Kridler 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1955	Trustee	Since September 1997	Mr. Kridler is the President and Chief Executive Officer of the Columbus Foundation, Columbus, OH based (a foundation which manages over 1,000 individual endowment funds). Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	78	None

118 Semiannual Report 2004

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Funds
April 30, 2004 (Continued)

Name,	Position(s)	Term of Office with	Principal Occupation(s)	Number of Portfolios	Other
Address,	Held	Trust — Length of	During Past	in Fund Complex	Directorships
and Date of Birth	with Fund	Time Served[1]	5 Years	Overseen by Trustee	Held by Trustee[2]
David C. Wetmore 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1948	Trustee	Since May 1995	Retired; Mr. Wetmore is the Managing Director of Updata Capital, Inc., a venture capital firm.	78[3]	None

2004 Semiannual Report 119

Management Information (Unaudited)

Trustees and Officers who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds
April 30, 2004

Name,	Position(s)	Term of Office —	Principal Occupation(s)	Number of Portfolios	Other
Address,	Held	Length of Time	During Past	in Fund Complex	Directorships
and Date of Birth	with Fund	Served[1]	5 Years	Overseen by Trustee	Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 1948	Trustee and Chairman	Since July 2000	Mr. Hondros is President and Chief Executive Officer of Gartmore Distribution Services, Inc.*, Gartmore Investor Services, Inc.*, Gartmore Morley Capital Management, Inc.*, Gartmore Morley Financial Services, Inc.,* NorthPointe Capital, LLC*, GGAMT*, GGI*, GMF*,and GSA* and a Director of Nationwide Securities, Inc.* as well as several entities within Nationwide Financial Services, Inc. Prior to that, Mr. Hondros served as President and Chief Operations Officer of Pilgrim Baxter and Associates, Ltd., an investment management firm, and its affiliated fixed income investment management arm, Pilgrim Baxter Value Investors, Inc. and as Executive Vice President to the PBHG Funds, PBHG Insurance Series Funds and PBHG Adviser Funds.	78[3]	None

Arden L. Shisler Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 1941	Trustee	Since February 2000	Mr. Shisler is President and Chief Executive Officer of K&B Transport, Inc., a trucking firm, Chairman of the Board for Nationwide Mutual Insurance Company* and a Director of Nationwide Financial Services, Inc.*	78	None

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 1951	Treasurer	Since March 2001	Mr. Holland is Senior Vice President - Operations for GGI*, GMF* and GSA.* He was Assistant Treasurer to the Funds. Prior to July 2000, he was Vice President for First Data Investor Services, an investment company service provider.	78	None

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 1953	Secretary	Since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI*, GMF* and GSA*. Prior to August 2002, he was a Partner with Stradley Ronon Stevens & Young, LLP.	78	None

1	The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. Wetmore serves as an independent director, and Mr. Hondros serves as a director of the Board of Directors for each of the various offshore hedge funds managed by Gartmore SA Capital Trust (“GSA”). (Mr. Wetmore resigned as an independent director of these Boards effective as of December 3, 2003.)
*	This position is held with an affiliated person or principal underwriter of the Funds.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $214,625 from the Trust for the Six Months Ended April 30, 2004. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, b calling 1-800-848-0920. Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 1-800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

120 Semiannual Report 2004

Look beyond with Gartmore Funds to diversify your portfolio.

The risk/return chart is not intended to indicate the
future risk or return levels for these fund categories.

Sector Series
Gartmore Global Financial Services Fund1,2
Gartmore Global Health Sciences Fund1,2
Gartmore Global Technology and Communications Fund1,2
Gartmore Global Utilities Fund1,2

Leadership Series
Gartmore Focus Fund1
Gartmore Nationwide Leaders Fund1
Gartmore U.S. Growth Leaders Fund1
Gartmore Worldwide Leaders Fund1,2

International Series
Gartmore Emerging Markets Fund2
Gartmore International Growth Fund2

Concept Series
Gartmore Convertible Fund
Gartmore High Yield Bond Fund3
Gartmore Long-Short Equity Plus Fund4
Gartmore Micro Cap Equity Fund5
Gartmore Millennium Growth Fund
Gartmore Small Cap Growth Fund5
Gartmore Value Opportunities Fund5

Core Equity Series
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund
Gartmore Nationwide Fund
Gartmore Small Cap Fund5

Core Asset Allocation Series
Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund

Core Fixed Income Series
Gartmore Bond Fund
Gartmore Government Bond Fund6
Gartmore Money Market Fund7
Gartmore Morley Capital Accumulation Fund8
Gartmore Morley Enhanced Income Fund
Gartmore Tax-Free Income Fund9

Visit www.gartmorefunds.com for information on our index fund offerings.

1.	Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

2.	International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

3.	High-yield funds typically are subject to greater risk and price volatility than funds that invest in higher-rated debt securities.

4.	The Fund uses investment approaches that may present substantially higher risks and greater volatility than with most funds. The Fund is not appropriate for conservative investors. The Fund may be leveraged. The Fund has generally higher fees and expenses relative to our other offerings.

5.	Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

6.	While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

7.	An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

8.	The Fund cannot guarantee that the combination of securities and wrap contracts will provide a stable net asset value or current income. Because the value of the securities held by the Fund will fluctuate, there is a risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all of its assets, if there is fluctuation in assets not covered by the wrap contracts or if the value of the Fund’s wrap contracts otherwise becomes impaired.

9.	For some investors, income from the Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

Federal law requires the Trust, and each of its investment advisers and sub-advisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

GG-0282 6/04

Gartmore Funds
1200 River Road, Suite 1000
Conshohocken, PA 19428

Shareholder services and
24-hour account access: 800-848-0920
Broker-dealer services: 800-485-2294
www.gartmorefunds.com

© 2004 Gartmore Global Investments, Inc.
All rights reserved.

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so. Not applicable — The information required by this item is required only in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable — The information required by this item is required only in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable — The information required by this item is required only in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable. The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Schedule of Investments.

File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the registrant’s report to shareholders, as filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2004, and June 10, 2004, respectively.

Item 10. Controls and Procedures.

     (a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely materially to affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable. The information required by this item is required only in an annual report on this Form N-CSR.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable. Rule 23c-1 under the Act applies to closed-end management investment companies, not to open-end management investment companies.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE MUTUAL FUNDS

By (Signature and Title)*	/s/	GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	July 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/	PAUL J. HONDROS
	Name:	Paul J. Hondros
	Title:	President & Chairman of the Board
	Date:	July 9, 2004

By (Signature and Title)*	/s/	GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	July 9, 2004